   As filed with the Securities and Exchange Commission on February 10, 2003
                                              Registration No. 33-69138/811-4420

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.                     ( )
                                                     ----
                       POST-EFFECTIVE AMENDMENT NO. 19                     (X)
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                  Amendment No. 4                          (X)
                        (Check appropriate box or boxes)

                             WRL SERIES LIFE ACCOUNT
                           (Exact Name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
         (Address of Depositor's Principal Executive Offices) (Zip Code)
               Depositor's Telephone Number, including Area Code:
                                 (727) 299-1800


                                Thomas E. Pierpan
         Senior Vice President, Assistant Secretary and General Counsel
                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                     (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jane Wilson-Bilik, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


Approximate Date of Proposed Public Offering:   May 1, 2003

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
---
     on (date) , pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(1)
---
 X   on May 1, 2003, pursuant to paragraph (a)(1)
---

If appropriate, check the following box:

 X   This post-effective amendment designates a new effective date for a
---  previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS
MAY 1, 2003
                        WRL FREEDOM WEALTH PROTECTOR (R)
                                 ISSUED THROUGH
                             WRL SERIES LIFE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 1-800-851-9777
                                 (727) 299-1800

      A JOINT SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the WRL Freedom Wealth Protector (R), a joint survivorship flexible premium variable life insurance policy (the "Policy"). You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. - Initial Class (the "Series Fund") and Fidelity Variable Insurance Products Funds (VIP) - Service Class 2 (the "VIP Funds") (collectively, the "funds").

The portfolios of the WRL Fund available to you under this Policy are:

[ ]  Munder Net50                                                    [ ] Dreyfus Mid Cap
[ ]  Van Kampen Emerging Growth                                      [ ] PBHG/NWQ Value Select
[ ]  T. Rowe Price Small Cap                                         [ ] PBHG Mid Cap Growth
[ ]  Transamerica U.S. Government Securities                         [ ] T. Rowe Price Equity Income
[ ]  Alger Aggressive Growth                                         [ ] Transamerica Value Balanced
[ ]  Third Avenue Value                                              [ ] American Century International
[ ]  LKCM Strategic Total Return                                     [ ] Great Companies--Global(2)
[ ]  Clarion Real Estate Securities                                  [ ] Great Companies--Technology(SM)
[ ]  Federated Growth & Income                                       [ ] Janus Growth
[ ]  AEGON Bond                                                      [ ] Janus Global
[ ]  Transamerica Money Market                                       [ ] Janus Balanced
[ ]  Marsico Growth (formerly, Goldman Sachs Growth)                 [ ] PIMCO Total Return
[ ]  Transamerica Equity                                             [ ] Asset Allocation - Conservative Portfolio (formerly,
[ ]  GE U.S. Equity                                                           Conservative Asset Allocation)
[ ]  Transamerica Growth Opportunities                               [ ] Asset Allocation - Moderate Portfolio (formerly, Moderate
[ ]  Great Companies--America(SM)                                               Asset Allocation)
[ ]  Transamerica Convertible Securities                             [ ] Asset Allocation - Moderate Growth Portfolio (formerly,
[ ]  Salomon All Cap                                                          Moderately Aggressive Asset Allocation)
[ ]  J.P. Morgan Enhanced Index                                      [ ] Asset Allocation - Growth Portfolio (formerly, Aggressive
[ ]  Capital Guardian Value                                                   Asset Allocation)
[ ]  Capital Guardian U.S. Equity

The portfolios of the VIP Funds available to you under this Policy are:

[ ] VIP Equity-Income Portfolio* [ ] VIP Contrafund (R) Portfolio*
[ ] VIP Growth Opportunities Portfolio*

* Effective May 1, 2003, this portfolio is no longer available for sale to new investors.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
===============================================================================

Policy Benefits/Risks Summary......................................................................................      1
    Policy Benefits................................................................................................      1
       The Policy in General.......................................................................................      1
       Flexible Premiums...........................................................................................      1
       Variable Death Benefit......................................................................................      1
       No Lapse Guarantee..........................................................................................      2
       Cash Value..................................................................................................      2
       Transfers...................................................................................................      2
       Loans.......................................................................................................      2
       Cash Withdrawals and Surrenders.............................................................................      3
    Policy Risks...................................................................................................      3
       Investment Risks............................................................................................      3
       Risk of Lapse...............................................................................................      3
       Tax Risks (Income Tax and MEC)..............................................................................      4
       Loan Risks..................................................................................................      4
Portfolio Risks....................................................................................................      4
Fee Tables.........................................................................................................      5
       Range of Expenses for the Portfolios........................................................................     11
Western Reserve, The Separate Account, the Fixed Account and the Portfolios........................................     11
       Western Reserve.............................................................................................     11
       The Separate Account........................................................................................     11
       The Fixed Account...........................................................................................     12
       The Portfolios..............................................................................................     12
       Addition, Deletion, or Substitution of Investments..........................................................     17
       Your Right to Vote Portfolio Shares.........................................................................     17
Charges and Deductions.............................................................................................     17
       Premium Charge..............................................................................................     18
       Monthly Deduction...........................................................................................     18
       Mortality and Expense Risk Charge...........................................................................     19
       Surrender Charge............................................................................................     20
       Transfer Charge.............................................................................................     22
       Loan Interest Charge........................................................................................     23
       Cash Withdrawal Charge......................................................................................     23
       Taxes.......................................................................................................     23
       Portfolio Expenses..........................................................................................     23
The Policy.........................................................................................................     23
       Ownership Rights............................................................................................     23
       Modifying the Policy........................................................................................     24
       Purchasing a Policy.........................................................................................     24
       Tax-Free "Section 1035" Exchanges...........................................................................     24
       When Insurance Coverage Takes Effect........................................................................     25
       Group or Sponsored Policies.................................................................................     26
       Associates Policies.........................................................................................     26
       Policy Split Option.........................................................................................     27
Policy Features....................................................................................................     27
    Premiums.......................................................................................................     27
       Allocating Premiums.........................................................................................     27
       Premium Flexibility.........................................................................................     28
       Planned Periodic Payments...................................................................................     28
       Minimum Monthly Guarantee Premium...........................................................................     28

              This Policy is not available in the State of New York.

       No Lapse Period.............................................................................................     29
       Premium Limitations.........................................................................................     29
       Making Premium Payments.....................................................................................     29
Transfers..........................................................................................................     30
       General.....................................................................................................     30
       Fixed Account Transfers.....................................................................................     31
       Conversion Rights...........................................................................................     32
       Dollar Cost Averaging.......................................................................................     32
       Asset Rebalancing Program...................................................................................     32
       Third Party Asset Allocation Services.......................................................................     33
Policy Values......................................................................................................     33
       Cash Value..................................................................................................     33
       Net Surrender Value.........................................................................................     34
       Subaccount Value............................................................................................     34
       Subaccount Unit Value.......................................................................................     34
       Fixed Account Value.........................................................................................     35
Death Benefit......................................................................................................     35
       Death Benefit Proceeds......................................................................................     35
       Death Benefit...............................................................................................     36
       Effect of Cash Withdrawals on the Death Benefit.............................................................     37
       Effect of Adjustable Term Insurance Rider ("ATIR") on the Death Benefit.....................................     37
       Choosing Death Benefit Options..............................................................................     38
       Changing the Death Benefit Option...........................................................................     38
       Decreasing the Specified Amount.............................................................................     38
       No Increases in the Specified Amount........................................................................     39
       Payment Options.............................................................................................     39
Surrenders and Cash Withdrawals....................................................................................     39
       Surrenders..................................................................................................     39
       Cash Withdrawals............................................................................................     39
       Canceling a Policy..........................................................................................     40
Loans    ..........................................................................................................     40
       General.....................................................................................................     40
       Interest Rate Charged.......................................................................................     41
       Loan Reserve Interest Rate Credited.........................................................................     41
       Effect of Policy Loans......................................................................................     41
Policy Lapse and Reinstatement.....................................................................................     42
       Lapse.......................................................................................................     42
       No Lapse Period.............................................................................................     42
       Reinstatement...............................................................................................     43
Federal Income Tax Considerations..................................................................................     43
       Tax Status of the Policy....................................................................................     44
       Tax Treatment of Policy Benefits............................................................................     44
       Special Rules for 403(b) Arrangements.......................................................................     46
Other Policy Information...........................................................................................     47
       Benefits at Maturity........................................................................................     47
       Payments We Make............................................................................................     48
       Split Dollar Arrangements...................................................................................     48
       Policy Termination..........................................................................................     49
Supplemental Benefits (Riders).....................................................................................     49
       Joint Insured Term Rider....................................................................................     49
       Individual Insured Rider....................................................................................     49
       Wealth Protector Rider......................................................................................     50
       Terminal Illness Accelerated Death Benefit Rider ...........................................................     50
       Adjustable Term Insurance Rider ("ATIR")....................................................................     50
       Death Benefit Extension Rider...............................................................................     52

Additional Information.............................................................................................     53
       Sale of the Policies........................................................................................     53
       Legal Proceedings...........................................................................................     53
       Financial Statements........................................................................................     53
Performance Data...................................................................................................     53
       Rates of Return.............................................................................................     53
Table of Contents of the Statement of Additional Information.......................................................     56
Glossary ..........................................................................................................     57
Appendix A - Wealth Indices of Investments in the U.S. Capital Market..............................................     60
Prospectus Back Cover..............................................................................................     62
      Personalized Illustrations of Policy Benefits................................................................     62
      Inquiries....................................................................................................     62

POLICY BENEFITS/RISKS SUMMARY                    WRL FREEDOM WEALTH PROTECTOR(R)
================================================================================

         This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS
================================================================================

THE POLICY IN GENERAL

- The WRL Freedom Wealth Protector is a joint survivorship flexible premium variable life insurance policy. The Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both males, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

- Fixed Account. You may place money in the fixed account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account. The fixed account is NOT available to residents of New Jersey.

- Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

- Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction. These riders may not be available in all states.

FLEXIBLE PREMIUMS

- You select a premium payment plan but the plan is flexible - you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $100.

- You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

- Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund.

VARIABLE DEATH BENEFIT

- If the surviving insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

- CHOICE AMONG DEATH BENEFIT OPTIONS. You must choose one of two death benefit options. We offer the following:

     -     Option A is the greater of:

           -     the current specified amount, or

           - a specified percentage, multiplied by the Policy's cash value on the date of the surviving insured's death; or

           - the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

     -     Option B is the greater of:

           - the current specified amount, plus the Policy's cash value on the date of the surviving insured's death, or

           - a specified percentage, multiplied by the Policy's cash value on the date of the surviving insured's death; or

           - the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

- Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

- CHANGE IN DEATH BENEFIT OPTION AND SPECIFIED AMOUNT. After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or decrease the specified amount. A decrease in specified amount is limited to 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

NO LAPSE GUARANTEE

- We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals and MINUS any outstanding loan amount) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

CASH VALUE

- Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s).

- The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

TRANSFERS

- You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone, by fax or electronically through our website.

- We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

-    Dollar cost averaging and asset rebalancing programs are available.

- You may make one transfer per Policy year from the fixed account, and we must receive at our office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account.

- Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, net the loan reserve, following the transfer would exceed $100,000.

LOANS

- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

- We currently charge 5.2% interest annually. You will be charged the interest in advance each year on any outstanding loan amount.

- To secure the loan, we transfer a portion of your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit at least 4.0% interest annually on amounts in the loan reserve account.

- Federal income taxes and a penalty tax may apply to loans you take against the Policy.

CASH WITHDRAWALS AND SURRENDERS

- You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

           -     at least $500; and

           -     no more than 10% of the net surrender value.

           - after the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

- We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

- A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

- You may fully surrender the Policy at any time before the insured's death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value MINUS any surrender charge, MINUS any outstanding loan amount). The surrender charge will apply during the first 15 Policy years. THE SURRENDER CHARGE MAY BE SIGNIFICANT. You may have little or no cash value or net surrender value in the early Policy years.

- A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will not remain in effect.

- Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

- TAX BENEFITS. We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions.

POLICY RISKS
================================================================================

INVESTMENT RISKS

         If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

         If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

         Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse.

         If you take a cash withdrawal or Policy loan, if you decrease the specified amount, or if you add, increase or decrease a rider, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals and any outstanding loan amount from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period in effect.

         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

         After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge and minus any outstanding loan amount) is not enough to pay the monthly deduction due.

         A Policy lapse may have adverse tax consequences.

         You may reinstate this Policy within three years after it has lapsed (and prior to the maturity date), if the joint insureds meet the insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

         We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders, pledges and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

         A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

         We also currently charge interest on Policy loans at a rate of 5.2%, to be paid in advance. Interest is added to the amount of the loan to be repaid.

         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.

         If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

PORTFOLIO RISKS
================================================================================

         A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

         There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
================================================================================

         The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the joint insureds or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.


                                TRANSACTION FEES
--------------------------------------------------------------------------------

                                                                            AMOUNT DEDUCTED
            CHARGE                  WHEN CHARGE IS               GUARANTEED                       CURRENT
                                       DEDUCTED                    CHARGE                         CHARGE
---------------------------------------------------------------------------------------------------------------------

PREMIUM CHARGE:                  Upon payment of each       6.0% of premiums paid       6.0% of premiums paid during
     Premium Expense Charge             premium           during the first 10 Policy     the first 10 Policy years;
                                                           years; 2.5% of premiums      2.5% of premiums thereafter
                                                                  thereafter

CASH WITHDRAWAL CHARGE(1)           Upon withdrawal           2.0% of the amount       2.0% of the amount withdrawn,
                                                           withdrawn, not to exceed          not to exceed $25
                                                                     $25

SURRENDER CHARGE(2)              Upon full surrender of    Charge assessed per $1,000    Charge assessed per $1,000 of
A.   DEFERRED ISSUE               the Policy during the    of specified amount           specified amount
     CHARGE COMPONENT:           first 15 Policy years
     -  Charge                                              $5.00                         $5.00

B.   DEFERRED SALES                                          26.5% of guideline          26.5% of guideline premium;
     CHARGE COMPONENT:                                     premium(3); plus a % of       plus a % of excess premiums
     -  Charge                                             excess premiums paid(4)                   paid

------------------------------
1 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.

2 The surrender charge is equal to: ((a) + (b)) times (c), where (a) is the deferred issue charge; (b) is the deferred sales charge; and (c) is the surrender charge percentage. The surrender charge is based upon the issue age, gender and rate class of each joint insured. The surrender charges shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

3 The guideline premium is set on the Policy date and is based on the joint insureds' issue ages, gender and underwriting class.

4 The excess premium charge is based on the age of the younger joint insured and ranges from 4.2% for a younger joint insured with an issue age of 1-55 to 1.2% for a younger joint insured with an issue age of 79-80.

                                TRANSACTION FEES

                                                                            AMOUNT DEDUCTED
            CHARGE                  WHEN CHARGE IS               GUARANTEED                       CURRENT
                                       DEDUCTED                    CHARGE                         CHARGE
---------------------------------------------------------------------------------------------------------------------


C.   SURRENDER CHARGE                                     100% in Policy years 1-10        100% in Policy years 1-10
     PERCENTAGE:                                         when younger joint insured     when younger joint insured is
                                                          is between issue ages 1-74      between issue ages 1-74

D.   TOTAL SURRENDER
     CHARGE

     -  Minimum Charge(5)                                $0.00 (male, age 51,          $0.00 (male, age 51, female,
                                                         female, age 49, both in       age 49, both in select
                                                         select non-tobacco use        non-tobacco use class, Policy
     -  Maximum Charge(6)                                class, Policy year 6)         year 6)

     -  Charge for a male                                $10,773.61 (male, age 51,     $10,773.61 (male, age 51,
        insured, issue age                               female, age 49, both in       female, age 49, both in
        51, female insured,                              select non-tobacco use        select non-tobacco use class,
        issue age 49, both                               class, Policy year 6)         Policy year 6)
        in select
        non-tobacco use                                  $8,878.37                     $8,878.37
        class, in Policy
        year 6


TRANSFER CHARGE                      Upon transfer       First 12 transfers in a        First 12 transfers in a
                                                         Policy year are free, $10    Policy year are free, $10 for
                                                       for each subsequent transfer     each subsequent transfer

5 This minimum charge is based on an insured with the following characteristics: issue age, gender and underwriting class.

6 This maximum charge is based on an insured with the following characteristics: issue age, gender and underwriting class.

         The table below describes the fees and expenses that you will pay periodically during the time that he or she owns the Policy, not including portfolio fees and expenses.


                            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT DEDUCTED
            CHARGE                  WHEN CHARGE IS           GUARANTEED                          CURRENT
                                       DEDUCTED               CHARGE                             CHARGE
----------------------------------------------------------------------------------------------------------------------
MONTHLY POLICY CHARGE            Monthly on the Policy   $10.00 per month               $5.00 per month
                                   date and on each
                                     Monthiversary

COST OF INSURANCE(7)            Monthly on the Policy
                                  date and on each       $0.01 per $1,000 of net        $0.01 per $1,000 of net
     -   Minimum Charge(8)      Monthiversary until      amount at risk(10) (2          amount at risk (2 females,
                                the insured reaches      females, age 10, juvenile)     age 10, juvenile)
     -   Maximum Charge(9)        age 100
                                                         $83.33 per $1,000 of net
     -   Charge for a male                               amount at risk (2 males,       $19.16 per $1,000 of net
         insured, issue age                              age 85, standard (no           amount at risk (2 males, age
         51, female insured,                             ratings))                      85, male, standard (no
         issue age 49, both                                                             ratings))
         in the select
         non-tobacco use                                 $0.01 per $1,000 of net
         class, in Policy                                amount at risk per month       $0.01 per $1,000 of net
         year 1                                                                         amount at risk per month

MORTALITY AND EXPENSE RISK               Daily          Annual rate of 0.90% of         Annual rate of 0.90% for
CHARGE                                                  daily net assets of each        Policy years 1- 15 and for
                                                         subaccount in which you        Policies issued after July 1,
                                                              are invested              2001, 0.30% for Policy years
                                                                                        16+ of daily net assets of
                                                                                        each subaccount in which you
                                                                                        are invested


-------------------------
7 Cost of insurance rates vary based on joint insured's issue age, gender, specified amount, and underwriting class of both insureds, and the Policy year. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

8 This minimum charge is based on the issue age, gender and underwriting class of both insureds.


9 Maximum charge does not reflect any additional rating. This maximum charge is based on the issue age, gender and underwriting class of both insureds.


10 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0032737, minus the cash value on such Monthiversary.

                            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT DEDUCTED
            CHARGE                  WHEN CHARGE IS           GUARANTEED                          CURRENT
                                       DEDUCTED               CHARGE                             CHARGE
----------------------------------------------------------------------------------------------------------------------
MONTHLY DEATH BENEFIT              Monthly from cash      $.04 per $1,000 of initial     $0.04 per $1,000 of initial
GUARANTEE CHARGE                  value until the no      specified amount               specified amount
                                lapse date selected on
                                      application

OPTIONAL RIDER CHARGES:(11)
----------------------------------------------------------------------------------------------------------------------
Joint Insured
Term Rider                         Monthly on the Policy  Charge assessed per            Charge assessed per $1,000 of
                                   date and on each       $1,000 of rider face           rider face amount each month:
                                     Monthiversary        amount each month:


     -  Minimum Charge(12)                                $0.02 per $1,000 (attained     $0.02 per $1,000 (attained
                                                          ages 15 - 45, male and         ages 15 - 45, male and female)
                                                          female)

     -  Maximum Charge(13)                                $24.42 per $1,000 (attained    $7.79 per $1,000 (attained
                                                          ages 66 - 69, male and         ages 66 - 69, male and female)
                                                          female)

     -  Charge for a male                                 $0.02 per $1,000               $0.02 per $1,000
        insured, issue age
        51, a female
        insured, issue age
        49, both in the
        select non-tobacco
        use rate class, in
        Policy year 1


--------------------------
11 Cost of insurance rates for the riders may vary based on the issue age, gender, or underwriting class of both insureds, and the Policy year, the rider's specified amount, the Base Policy specified amount, and/or the net amount at risk. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

12 This minimum charge is based on both insureds' attained age and gender and includes the monthly death benefit guarantee charge.

13 This maximum charge is based on both insureds' attained age and gender and includes the monthly death benefit guarantee charge.

                            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT DEDUCTED
            CHARGE                  WHEN CHARGE IS           GUARANTEED                          CURRENT
                                       DEDUCTED               CHARGE                             CHARGE
----------------------------------------------------------------------------------------------------------------------
Wealth Protector Rider           Monthly on the Policy    Charge assessed per $1,000     Charge assessed per $1,000 of
                                   date and on each       of rider face amount per       rider face amount of rider
                                     Monthiversary        month                          per month

     -  Minimum Charge(8)                                 $0.01 per $1,000 (2            $0.01 per $1,000 (2 females,
                                                          females, age 0, both           age 0, both juvenile)
     -  Maximum Charge(9)                                 juvenile)
                                                                                         $54.37 per $1,000 (2 males,
     -  Charge for a male                                 $54.37 per $1,000 (2 males,    attained age 99, both
        insured issue age                                 attained age 99, both          standard non-tobacco use)
        51, female insured,                               standard non-tobacco use)
        issue age 49, both
        in ultimate select                                $0.11 per $1,000               $0.11 per $1,000
        rate class
----------------------------------------------------------------------------------------------------------------------
Individual Insured Rider         Monthly on the Policy    Charge assessed per            Charge assessed per $1,000
                                   date and on each       $1,000 of rider face           of rider face amount each
     -  Minimum Charge(12)           Monthiversary        amount each month.             month.

                                                          $0.05 per $1,000 (female,      $0.05 per $1,000 (female,
                                                          juvenile, age 10, Policy       juvenile, age 10, Policy year
                                                          year 1)                        1)

     -  Maximum Charge(13)                                $24.86 per $1,000 (male,        $4.99 per $1,000 (male,
                                                          attained age 99, standard       attained age 94, standard,
                                                          rating class, Policy year 1)    Policy year 1)

     -  Charge for a female                               $0.34 per $1,000              $0.16 per $1,000
        insured, issue age
        49, select rating
        class, in Policy
        year 1

                            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT DEDUCTED
            CHARGE                  WHEN CHARGE IS           GUARANTEED                          CURRENT
                                       DEDUCTED               CHARGE                             CHARGE
----------------------------------------------------------------------------------------------------------------------

Adjustable Term Insurance        Monthly on the Policy    Charged assessed per $1,000    Charged assessed per $1,000
Rider                              date and on each       of rider face amount per       of rider face amount per month
                                     Monthiversary        month

     -  Minimum Charge(8)                                 $0.01 per $1,000 (2            $0.01 per $1,000 (2 females,
                                                          females, age 18, both          age 18, both ultimate select
                                                          ultimate select non-           non-tobacco use)
                                                          tobacco use)

     -  Maximum Charge(9)                                 $83.33 per $1,000 (2 males,    $25.42 per $1,000 (2 males,
                                                          attained age 99, both          attained age 99, both
                                                          standard non-tobacco use)      standard non-tobacco use)

     -  Charge for a male                                 $0.02 per $1,000               $0.01 per $1,000
        insured, issue age
        52, female insured,
        issue age 49, both
        in the ultimate
        select rate class
----------------------------------------------------------------------------------------------------------------------
Death Benefit Extension           Monthly on the Policy   Charged assessed per           Charged assessed per $1,000
Rider                                date and on each     $1,000 of rider face           of rider face amount per
                                  Monthiversary until     amount per month               month
                                   attained age 100 of
                                  younger joint insured

     -  Minimum Charge(8)                                 $0.01 per $1,000 (2            $0.01 per $1,000 (2 females,
                                                          females, age 18, both          age 18, both ultimate select
                                                          ultimate select non-           non-tobacco use)
                                                          tobacco use)

     -  Maximum Charge(9)                                 $0.26 per $1,000 (2 males,     $0.26 per $1,000 (2 males,
                                                          attained age 99, both          attained age 99, both
                                                          standard non-tobacco use)      standard non-tobacco use)

     -  Charge for a male                                 $0.07 per $1,000               $0.07 per $1,000
        insured, issue age
        51, female insured,
        issue age 49, both
        in the ultimate
        select rate class
----------------------------------------------------------------------------------------------------------------------
Terminal Illness Accelerated
Death Benefit Rider                    No charge                None                           None
----------------------------------------------------------------------------------------------------------------------

         The next table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the Policy. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

RANGE OF EXPENSES FOR THE PORTFOLIOS(1)

                                                                                                       Minimum       Maximum
                                                                                                       -------       -------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES  (total of all expenses that are deducted
from portfolio assets, including management fees, 12b-1 fees, and other expenses)                         %             %

NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses,
after contractual waiver of fees and expenses)(2)                                                         %             %


WESTERN RESERVE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS
================================================================================
WESTERN RESERVE

         Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

         The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

         The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of the funds. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

         Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

         CHANGES TO THE SEPARATE ACCOUNT. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

         - Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

         - Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

         - Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

         - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

         - Combine the separate account with other separate accounts, and/or create new separate accounts;

         - Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

------------------------
1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

         - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

         The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

THE FIXED ACCOUNT

         The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, net the loan reserve, following the allocation or transfer would exceed $100,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.

         We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

         New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is solely for Policy loans.

         THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

         The separate account invests in shares of the portfolios of the funds. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

         Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.

         Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

         Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE FUND PROSPECTUSES BY CONTACTING US AT 1-800-322-7353 OR VISITING OUR WEBSITE AT WWW.WESTERNRESERVE.COM. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
----------                                                    --------------------------
MUNDER NET50                                                  MUNDER CAPITAL MANAGEMENT
                                                              Seeks long-term capital appreciation.

VAN KAMPEN EMERGING GROWTH                                    VAN KAMPEN ASSET MANAGEMENT INC.
                                                              Seeks capital appreciation by investing
                                                              primarily in common stocks of small and
                                                              medium-sized companies.

T. ROWE PRICE SMALL CAP                                       T. ROWE PRICE ASSOCIATES, INC.
                                                              Seeks long-term growth of capital by
                                                              investing primarily in common stocks of
                                                              small growth companies.

PBHG MID CAP GROWTH                                           PILGRIM BAXTER & ASSOCIATES, LTD.
                                                              Seeks capital appreciation.

ALGER AGGRESSIVE GROWTH                                       FRED ALGER MANAGEMENT, INC.
                                                              Seeks long-term capital appreciation.

THIRD AVENUE VALUE                                            EQSF ADVISERS, INC.
                                                              Seeks long-term capital appreciation.

AMERICAN CENTURY INTERNATIONAL                                AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                                              Seeks capital growth.

JANUS GLOBAL                                                  JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks long-term growth of capital in a manner
                                                              consistent with the preservation of capital.

GREAT COMPANIES--GLOBAL(2)                                    GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital in a
                                                              manner consistent with preservation of capital.

GREAT COMPANIES--TECHNOLOGY(SM)                               GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital.

JANUS GROWTH                                                  JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks growth of capital.

MARSICO GROWTH*                                               BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                              Seeks long-term growth of capital.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------------
GE U.S. EQUITY                                                GE ASSET MANAGEMENT INCORPORATED
                                                              Seeks long-term growth of capital.

GREAT COMPANIES--AMERICA(SM)                                  GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital.

SALOMON ALL CAP                                               SALOMON BROTHERS ASSET MANAGEMENT INC
                                                              Seeks capital appreciation.

DREYFUS MID CAP                                               THE DREYFUS CORPORATION
                                                              Seeks total investment returns (including
                                                              capital appreciation and income), which
                                                              consistently outperform the S&P 400 Mid Cap Index.

PBHG/NWQ VALUE                                                NWQ INVESTMENT MANAGEMENT COMPANY, INC.
SELECT                                                        and Pilgrim Baxter & Associates, Ltd.
                                                              Seeks to achieve maximum, consistent total
                                                              return with minimum risk to principal.

T. ROWE PRICE EQUITY INCOME                                   T. ROWE PRICE ASSOCIATES, INC.
                                                              Seeks to provide substantial dividend income,
                                                              as well as long-term growth of capital by
                                                              primarily investing in the dividend-paying
                                                              common stocks of established companies.

TRANSAMERICA VALUE BALANCED                                   TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks preservation of capital and competitive
                                                              investment returns.

LKCM STRATEGIC TOTAL RETURN                                   LUTHER KING CAPITAL MANAGEMENT CORPORATION
                                                              Seeks to provide current income, long-term
                                                              growth of income and capital appreciation.

CLARION REAL ESTATE SECURITIES                                CLARION CRA SECURITIES, LP
                                                              Seeks long-term total return from investments
                                                              primarily in equity securities of real estate
                                                              companies. Total return will consist of
                                                              realized and unrealized capital gains and losses
                                                              plus income.

FEDERATED GROWTH & INCOME                                     FEDERATED INVESTMENT COUNSELING
                                                              Seeks total return by investing in securities that
                                                              have defensive characteristics.

JANUS BALANCED                                                JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks long-term capital growth, consistent
                                                              with preservation of capital and balanced by
                                                              current income.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------------

AEGON BOND                                                    BANC ONE INVESTMENT ADVISORS CORP.
                                                              Seeks the highest possible current income
                                                              within the confines of the primary goal of
                                                              insuring the protection of capital.

TRANSAMERICA MONEY MARKET                                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to provide maximum current
                                                              income consistent with preservation
                                                              of principal and maintenance of liquidity.

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO**                   AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks current income and preservation of capital.

ASSET ALLOCATION - MODERATE PORTFOLIO**                       AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks capital appreciation.

ASSET ALLOCATION - MODERATE GROWTH                            AEGON/TRANSAMERICA FUND ADVISERS, INC.
PORTFOLIO**                                                   Seeks capital appreciation.

ASSET ALLOCATION - GROWTH PORTFOLIO**                         AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks capital appreciation and current income.

TRANSAMERICA CONVERTIBLE SECURITIES                           TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks maximum total return through a
                                                              combination of current income and capital
                                                              appreciation.

PIMCO TOTAL RETURN                                            PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
                                                              Seeks maximum total return consistent with preservation
                                                              of capital and prudent investment management.

TRANSAMERICA EQUITY                                           TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to maximize long-term growth.

TRANSAMERICA GROWTH OPPORTUNITIES                             TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to maximize long-term growth.

TRANSAMERICA U.S. GOVERNMENT                                  TRANSAMERICA INVESTMENT MANAGEMENT, LLC
SECURITIES                                                    Seeks to provide as high a level of total return as
                                                              is consistent with prudent investment strategies
                                                              by investing under normal conditions at least 80% of
                                                              its assets in U.S. government debt obligations and
                                                              mortgage-backed securities issued or guaranteed by
                                                              the U.S. government, its agencies or
                                                              government-sponsored entities.

J.P. MORGAN ENHANCED INDEX                                    J.P. MORGAN INVESTMENT MANAGEMENT INC.
                                                              Seeks to earn a total return modestly in excess of
                                                              the total return performance of the S&P 500
                                                              Index (including the reinvestment of dividends)
                                                              while maintaining a volatility of return similar to
                                                              the S&P 500 Index.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------------
CAPITAL GUARDIAN VALUE                                        CAPITAL GUARDIAN TRUST COMPANY
                                                              Seeks to provide long-term growth of capital and
                                                              income through investments in a portfolio comprised
                                                              primarily of equity securities of U.S. issuers and
                                                              securities whose principal markets are in the U.S.
                                                              (including American Depositary Receipts) and
                                                              other U.S. registered foreign securities.

CAPITAL GUARDIAN U.S. EQUITY                                  CAPITAL GUARDIAN TRUST COMPANY
                                                              Seeks to provide long-term growth of capital.

VIP EQUITY-INCOME PORTFOLIO                                   FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks reasonable income by investing
                                                              primarily in income-producing equity securities.

VIP CONTRAFUND(R) PORTFOLIO                                   FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks long-term capital appreciation by
                                                              investing primarily in a broad variety of
                                                              common stocks, using both growth-oriented
                                                              and contrarian disciplines.

VIP GROWTH OPPORTUNITIES PORTFOLIO                            FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks capital growth by investing in a
                                                              wide range of common domestic and foreign
                                                              stocks, and securities convertible into
                                                              common stocks.

* Prior to November 1, 2002, this portfolio was sub-advised by Goldman Sachs Asset Management.
** Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

         AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

         Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the VIP Funds and manages the VIP Funds in accordance with policies and guidelines established by the VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management service with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

         Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation - Conservative Portfolio, Asset Allocation - Moderate Portfolio, Asset Allocation
- Moderate Growth Portfolio and Asset Allocation - Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS
===============================================================================

         This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE   - the death benefit, cash and loan benefits;
PROVIDE UNDER THE POLICY:  - investment options, including premium allocations;
                           - administration of elective options; and
                           - the distribution of reports to owners.

COSTS AND EXPENSES WE      - costs associated with processing and underwriting
INCUR:                       applications;
                           - expenses of issuing and administering the Policy
                             (including any Policy riders);
                           - overhead and other expenses for providing services
                             and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
                           - other costs of doing business, such as collecting
                             premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:           - that the charges we may deduct may be insufficient
                             to meet our actual claims because insureds die sooner than we estimate; and
                           - that the costs of providing the services and
                             benefits under the Policies may exceed the charges we are allowed to deduct.

         Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM CHARGE

         Before we allocate the net premium payments you make, we will deduct the following charge.

PREMIUM EXPENSE CHARGE         -  The premium expense charge equals:
                                  -  6.0% of premiums paid during the first 10
                                     Policy years; and
                                  -  2.5% on all premiums thereafter.

MONTHLY DEDUCTION

         We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS      -  the monthly Policy charge; PLUS
EQUAL TO:                     -  the monthly cost of insurance charge for the
                                 Policy; PLUS
                              -  the monthly death benefit guarantee charge,
                                 if applicable; PLUS
                              -  the monthly charge for any benefits provided by
                                 riders attached to the Policy.

                              MONTHLY POLICY CHARGE:

                              - This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.

                              - We guarantee this charge will never be more than $10.00 per month.

                              - We may waive this charge at issue on additional policies (not on the original Policy) purchased naming the same owner and insureds.

                              - This charge is used to cover aggregate Policy expenses.

                              COST OF INSURANCE CHARGE:

                              - We deduct this charge each month. It varies each month and is determined as follows:

                                 1. divide the death benefit on the
                                    Monthiversary by 1.0032737 (this factor
                                    reduces the net amount at risk, for
                                    purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%);

                                 2. subtract the cash value on the
                                    Monthiversary;

                                 3. multiply by the appropriate monthly cost of
                                    insurance rate.

                              MONTHLY DEATH BENEFIT GUARANTEE CHARGE:

                              - This charge is $0.04 per $1,000 of your initial specified amount.

                              - This charge is deducted monthly from your cash value.

                              - We will deduct this charge only until the no lapse date you selected on the application.

                              OPTIONAL INSURANCE RIDERS:

                              - The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

         To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using each joint insured's gender, attained age, specified amount, plan of insurance and rating class. The factors that affect the amount at risk include investment performance, payment of premiums and charges to the Policy. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We may change monthly cost of insurance rates from time to time. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables frasierized for joint lives ("1980 C.S.O. Tables") and each joint insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

         The underwriting class of each joint insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of each joint insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect will result in higher mortality risks and higher cost of insurance rates.

         We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

         The cost of insurance charge for any optional insurance rider and for any increase in rider specified amount are determined in the same manner used to determine the Base Policy's cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy's net amount at risk.

MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:

         -  your Policy's cash value in each subaccount multiplied by

         - the daily equivalent of the annual mortality and expense risk charge rate of 0.90%.

         The annual rate is equal to 0.90% of the average daily net assets of each subaccount. For Policies issued after July 1, 2001, we intend to reduce this charge to 0.30% after the first 15 Policy years, but we do not guarantee that we will do so. This reduction also applies to all Associate Policies issued to date.

         The mortality risk is that the surviving insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         If this charge combined with other Policy charges, does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution and other costs.

SURRENDER CHARGE

         If you surrender your Policy completely during the first 15 Policy years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. There is no surrender charge if you wait until the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

         The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon each joint insured's issue age, gender and rate class on the Policy date.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD EVALUATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

         - you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

         -  investment performance is too low.

THE SURRENDER CHARGE IS     -  the DEFERRED ISSUE CHARGE; plus
EQUAL TO:
                            -  the DEFERRED SALES CHARGE;
                               the sum of multiplied by

                            -  the SURRENDER CHARGE PERCENTAGE.

         The DEFERRED ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.

         The DEFERRED SALES CHARGE equals

    - 26.5% MULTIPLIED BY the total premiums paid up to the guideline premium shown in your Policy; PLUS

    - a percentage (the excess premium charge), which varies depending on the younger joint insured's issue age (see table below), MULTIPLIED BY

    - the total premiums paid in excess of the guideline premium ("excess premium charge").

             ISSUE AGE RANGE
              (YOUNGER JOINT                           EXCESS PREMIUM
                 INSURED)                                  CHARGE
                   1-55                                     4.2%
                  56-63                                     3.7%
                  64-68                                     3.1%
                  69-73                                     2.5%
                  74-76                                     2.0%
                  77-78                                     1.6%
                  79-80                                     1.2%

         The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.

         To determine the surrender charge, we apply the SURRENDER CHARGE PERCENTAGE to the sum of the DEFERRED ISSUE CHARGE and the DEFERRED SALES CHARGE. In Policy years 1-10 this percentage is 100% for joint insureds when the age of the younger joint insured is between issue ages 10-74 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year.

         For joint insureds when the age of the younger joint insured is between issue ages 75-80, the surrender charge percentage is 100% until the end of the 6th Policy year and then declines to 0% at the end of the 15th Policy year. Therefore, the surrender charge will be less if you surrender the Policy during the 11th through the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year (see Example 2 below).

                          SURRENDER CHARGE PERCENTAGES


                                        YOUNGER ISSUE AGE
END OF POLICY YEAR*                 LESS THAN 75     75 OR ABOVE
At Issue                                100%             100%
1-6                                     100%             100%
7                                       100%              97%
8                                       100%              88%
9                                       100%              80%
10                                      100%              73%
11                                       80%              66%
12                                       61%              60%
13                                       40%              40%
14                                       20%              20%
15+                                       0%               0%

* The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

- SURRENDER CHARGE EXAMPLE 1: Assume a male non-tobacco user age 35 and a female non-tobacco user age 35 purchase a Policy for $100,000 of specified amount, paying the guideline premium of $806.11, and an additional premium amount of $193.89 in excess of the guideline premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

       (a) DEFERRED ISSUE CHARGE: [100 x $5.00]
           ($5.00/$1,000 of initial specified amount)        =   $  500.00
       (b) DEFERRED SALES CHARGE:
           (1) 26.5%
               of guideline premium paid
               [26.5% x $806.11], and                        =   $  213.62
           (2) 4.2%
               of premiums paid in excess
               of guideline premium
               [4.2% x ((4 x $1,000) -- $806.11)]            =   $  134.14
       (c) APPLICABLE SURRENDER CHARGE
           [(a)$500.00 + (b)($213.62 + $134.14)] x 100%      =         100%
           SURRENDER CHARGE = [$847.76] x 100%               =   $  847.76
                                                                 =========

- SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $1,000 per year, EXCEPT the owner surrenders the Policy on the 14th Policy anniversary:

       (a) DEFERRED ISSUE CHARGE: [100 x $5.00]               =   $  500.00

       (b) DEFERRED SALES CHARGE:
           (1)  [26.5% x $806.11], and                        =   $  213.62
           (2)  [4.2% x ((14 X $1,000)-- $806.11)]            =   $  554.14

       (c) APPLICABLE SURRENDER CHARGE
           [(a)$500.00 + (b)($213.62) + $554.14)] x 20%       =          20%

           SURRENDER CHARGE = [$1,267.76] x 20%               =   $  253.55
                                                                  =========

There will be no surrender charge if the owner waits until the 15th Policy anniversary.

         For Policies issued in the State of PENNSYLVANIA, the following surrender charge percentage table applies:

                          SURRENDER CHARGE PERCENTAGES


     POLICY            ISSUE AGES        ISSUE AGES       ISSUE AGES
      YEAR               20-69             70-74            75-80
     ------            ----------        -----------      ----------
        1                 100%             100%              100%
        2                 100%             100%               96%
        3                 100%             100%               89%
        4                 100%             100%               83%
        5                 100%              95%               77%
        6                 100%              90%               73%
        7                 100%              85%               68%
        8                 100%              80%               65%
        9                  95%              76%               61%
        10                 90%              72%               58%
        11                 80%              68%               55%
        12                 60%              60%               51%
        13                 40%              40%               40%
        14                 20%              20%               20%
        15                  0%               0%                0%

         The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

         We will waive surrender charges on a full surrender effective in the calendar year 2010 if:

         -   Your Policy is in force in the calendar year 2010; and

         - The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

         - You provide us with your request for the full surrender of your Policy during the calendar year 2010.

Surrender charges remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent.

TRANSFER CHARGE

         - We currently allow you to make 12 transfers each year free from charge.

         -        We charge $10 for each additional transfer.

         - For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.

         - We deduct the transfer charge from the amount being transferred.

         - Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.

         - Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

         -        We will not increase this charge.

LOAN INTEREST CHARGE

         We currently charge you an annual interest rate on a Policy loan of approximately 5.2% (5.5% maximum guaranteed) that is payable in advance on each Policy anniversary. We will also credit the amount in the loan reserve with interest at an effective annual rate of 4.75% (4.0% maximum guaranteed). After offsetting the 4.75% interest we credit, the net cost of loans currently is 0.45% annually (1.5% maximum guaranteed). After the 10th Policy year, you may receive preferred loan rates on an amount equal to the cash value MINUS total premiums paid (less any cash withdrawals) and MINUS any outstanding loan amount. This preferred loan rate currently is 5.2% and is not guaranteed.

CASH WITHDRAWAL CHARGE

         - After the first Policy year, you may take one cash withdrawal per Policy year.

         - When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

         - We deduct this amount from the withdrawal, and we pay you the balance.

         -        We will not increase this charge.

TAXES

         We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES

         The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from __% to __%. See the fund prospectuses.

         Our affiliate, AFSG Securities Corporation ("AFSG"), the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

THE POLICY
================================================================================
OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while either or both of the joint insureds are living. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

         -        to designate or change beneficiaries;

         - to receive amounts payable before the death of the surviving insured;

         - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

         -        to change the owner of this Policy; and

         -        to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

MODIFYING THE POLICY

         Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THIS POLICY.

Upon notice to you, we may modify the Policy:

         - to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

         - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

         -        to reflect a change in the operation of the separate account;
                  or

         - to provide additional subaccounts and/or fixed account options.

PURCHASING A POLICY

         To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

         You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $100,000. We will generally only issue a Policy to joint insureds ages 0-85. The younger joint insured cannot be older than age 85, and the sum of the joint insureds' ages cannot be more than 170 years.

         We will generally only issue a Policy to you if you provide sufficient evidence that the joint insureds meet our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 85. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:

         -        the date of your application; or

         - the date the joint insureds complete all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES

         You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

WHEN INSURANCE COVERAGE TAKES EFFECT

         Insurance coverage under the Policy will take effect only if the joint insureds are alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

         Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the joint insureds will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


THE AMOUNT OF CONDITIONAL INSURANCE                  -  the specified amount applied for; or
COVERAGE IS THE LESSER OF:                           -  $300,000
                                                     reduced by all amounts payable under all life
                                                     insurance applications that the joint insureds have
                                                     pending with us.

CONDITIONAL LIFE INSURANCE COVERAGE BEGINS           -  the date of your application and the full initial
ON THE LATER OF:                                        premium is paid; or
                                                     -  the date the joint insureds complete all of the
                                                        medical tests and examinations that we require; or
                                                     -  the date of issue, if any, requested in the
                                                        application.

CONDITIONAL LIFE INSURANCE COVERAGE TERMINATES
AUTOMATICALLY ON THE EARLIEST OF:                    -  the date we determine the joint insureds have
                                                        satisfied our underwriting requirements and the
                                                        insurance applied for takes effect (the Policy date);
                                                        or
                                                     -  60 days from the date the application was completed;
                                                        or
                                                     -  the date we determine that any person proposed for
                                                        insurance in the application is not insurable
                                                        according to our rules, limits and standards for
                                                        the plan, amount and rate class shown in the
                                                        application; or
                                                     -  the date we modify the plan, amount, riders and/or
                                                        the premium rate class shown in the application, or
                                                        any supplemental agreements; or
                                                     -  the date we mail notice of the ending of coverage and we refund the first premium to the applicant at the address
                                                        shown on the application.

SPECIAL LIMITATIONS OF THE CONDITIONAL RECEIPT:      -  the conditional receipt will be void:
                                                        -  if not signed by an authorized agent of Western
                                                           Reserve; or
                                                        -  in the event the application contains any
                                                           fraud or material misrepresentation; or
                                                        -  if, on the date of the conditional receipt, any
                                                           proposed insured is under 15 days of age or over
                                                           85 years of age.
                                                     -  the conditional receipt does not provide benefits for
                                                        disability and accidental death benefits.

                                                     -  the conditional receipt does not provide benefits if
                                                        any proposed insured commits suicide. In this case,
                                                        Western Reserve's liability will be limited to return
                                                        of the first premium paid with the application.

         Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL Transamerica Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate your cash value from the WRL Transamerica Money Market subaccount to the accounts you selected on your application.

         On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

GROUP OR SPONSORED POLICIES (EFFECTIVE MAY 1, 2003, THESE POLICIES ARE NOT AVAILABLE TO NEW INVESTORS)

         We issue a different Policy for group or sponsored arrangements ("Group/Sponsored Policies"). Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (e.g. Section 401 employer-sponsored benefit plans and deferred compensation plans). A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.

         We have certain criteria to issue Group/Sponsored Policies. Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years. We may reduce certain charges, such as premium expense charges, surrender charge, limits on minimum premium and minimum specified amount, or monthly Policy charge, for these Policies. In some cases, we currently waive the monthly Policy charge and reduce the surrender charge. The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales. Groups or sponsored arrangements which have been set up solely to purchase Group/Sponsored Policies or which have been in existence for less than six months will not qualify. Group/Sponsored Policies may not be available in all states. Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions (see Federal Income Tax Considerations, p. __).

         Insurance policies where the benefits vary based on gender may not be used to fund certain employee-sponsored benefit plans and fringe benefit programs. Employers should consult tax attorneys before proposing to offer Group/Sponsored Policies.

ASSOCIATES POLICIES

         We offer an Associate Policy to certain employees, field associates, directors and their relatives. An Associate Policy may have reduced or waived premium expense charges, surrender charge, cost of insurance rates, limits on minimum premium and minimum specified amount, or monthly Policy charge. The Associate Policy is available to:

         - our current and retired directors, officers, full-time employees and registered representatives, and those of our affiliates; current and retired directors, officers, full-time employees and registered representatives of AFSG and any broker-dealer with which they have a sales agreement;

         - any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;

         - current and retired directors, officers, and full-time employees of the AEGON/Transamerica Series Fund, Inc., the IDEX Mutual Funds, and any investment adviser or sub-adviser thereto; and

         -        any family member of the above.

         We may modify or terminate this arrangement. Associates Policies may not be available in all states.

POLICY SPLIT OPTION

         As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the "Split Option") into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:

   - the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;

   -   the date of entry of a final decree of divorce of the joint insureds; or

   - written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

CONDITIONS FOR EXERCISING    - The initial specified amount for each new policy
SPLIT OPTION:                  cannot be more than 50% of the Policy's specified
                               amount, excluding the face amount of any riders.

                             - The new policies will be subject to our
                               minimum and maximum specified amounts and issue ages for the plan of insurance you select.

                             - You must obtain our approval before you can
                               exercise the Split Option if one of the joint insureds is older than the new policy's maximum issue age when you request the Split Option.

                             - Exercising a Policy Split Option may have tax
                               consequences. You should consult a tax
                               advisor before exercising this Option.

         Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy's net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements; or you may cancel the Split Option and keep the Policy in force on both joint insureds.

         We will base the premiums for the new policies on each joint insured's attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

POLICY FEATURES
================================================================================
PREMIUMS
================================================================================

ALLOCATING PREMIUMS

         You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

         -  allocation percentages must be in whole numbers;

         - if you select dollar cost averaging, you must have at least $10,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly;

         - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000; and

         - unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, net of the loan reserve, following the allocation would exceed $100,000.

         Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 10% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.

         Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation date using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

PREMIUM FLEXIBILITY

         You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $100. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

         You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

         Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

MINIMUM MONTHLY GUARANTEE PREMIUM

         The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

         Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals and MINUS any outstanding loan amount) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

         The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, and rate class of the joint insureds, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

         AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

         Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:

         - the total amount of the premiums you paid (MINUS any cash withdrawals and MINUS any outstanding loan amount) equals or exceeds:

                  - the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.

PREMIUM LIMITATIONS

         Premium payments must be at least $100 ($1,000 if by wire). We may return premiums less than $100. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.

MAKING PREMIUM PAYMENTS

         We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

         If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                       All First Bank of Baltimore
                       ABA #052000113
                       For credit to: Western Reserve Life
                       Account #: 89539639
                       Policyowner's Name:
                       Policy Number:
                       Attention: General Accounting

         Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

         Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

TRANSFERS
================================================================================
GENERAL

         You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

         - You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).

         - Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value following the transfer would exceed $100,000.

         - You may request transfers in writing (in a form we accept), by fax, by telephone to our office or electronically through our website.

         -        There is no minimum amount that must be transferred.

         - There is no minimum amount that must remain in a subaccount after a transfer.

         - We deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

         - We consider all transfers made in any one day to be a single transfer.

         - Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, and transfers from the fixed account are not treated as transfers for the purpose of the transfer charge.

         - Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

         Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.

         The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

         The portfolios do not permit market timing. Do not invest with us if you are a market timer. When we identify you as a market timer, we will immediately notify your agent who will then notify you that any additional requests for transfers will be subject to certain restrictions, including the loss of electronic and telephone transfer privileges.

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1648.

         Please note the following regarding telephone or fax transfers:

         - We will employ reasonable procedures to confirm that telephone instructions are genuine.

         - If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

         -        We may also require written confirmation of your order.

         - If you do not want the ability to make telephone transfers, you should notify us in writing at our office.

         - Telephone or fax orders must be received at our office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

         - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 727-299-1648.

         - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

         We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

         Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

         We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

         You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:

         - 25% of the amount in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or

         - the amount you transferred from the fixed account in the immediately prior Policy year.

         New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.

CONVERSION RIGHTS

         If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.

         In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

DOLLAR COST AVERAGING

         Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

         Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

TO START DOLLAR COST AVERAGING:    -   you must submit a completed form to us at
                                       our office requesting dollar cost
                                       averaging;

                                   -   you must have at least $10,000 in each
                                       account from which we will make
                                       transfers;

                                   -   your total transfers each month under
                                       dollar cost averaging must be at least
                                       $1,000 ($500 for New Jersey residents);
                                       and

                                   -   each month, you may not transfer more
                                       than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

         You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

DOLLAR COST AVERAGING WILL
TERMINATE IF:                      -   we receive your request to cancel your
                                       participation;

                                   -   the value in the accounts from which we
                                       make the transfers is depleted;

                                   -   you elect to participate in the asset
                                       rebalancing program; OR

                                   -   you elect to participate in any asset
                                       allocation services provided by a third
                                       party.

         We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

         We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

         You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:     -  you must submit a completed asset rebalancing
                                   request form to us at our office before the maturity date; and

                                - you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

         There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

ASSET REBALANCING WILL
CEASE IF:                       -  you elect to participate in the dollar cost
                                   averaging program;

                                -  we receive your request to discontinue
                                   participation at our office;

                                -  you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                -  you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

         You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

         We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
================================================================================
CASH VALUE

         - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

         - Serves as the starting point for calculating values under a Policy.

         - Equals the sum of all values in each subaccount and the fixed account.

         -        Is determined on the Policy date and on each valuation date.

         - Has no guaranteed minimum amount and may be more or less than premiums paid.

         - Includes any amounts held in the fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE

         The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

NET SURRENDER VALUE ON ANY VALUATION    -  the cash value as of such date; MINUS
DATE EQUALS:                            -  any surrender charge as of such date;
                                           MINUS
                                        -  any outstanding Policy loan amount;
                                           PLUS
                                        -  any interest you paid in advance on
                                           the loan(s) for the period between
                                           the date of the surrender and the
                                           next Policy anniversary.

SUBACCOUNT VALUE

         Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS IN ANY SUBACCOUNT    - the initial units purchased at unit
ON ANY VALUATION DATE EQUALS:              value on the record date;PLUS
                                         - units purchased with additional net
                                           premium(s); PLUS
                                         - units purchased via transfers from
                                           another subaccount or the fixed
                                           account; MINUS
                                         - units redeemed to pay for monthly
                                           deductions; MINUS
                                         - units redeemed to pay for cash
                                           withdrawals (including charges);
                                           MINUS
                                         - units redeemed as part of a transfer
                                           to another subaccount or the fixed
                                           account; MINUS
                                         - units redeemed to pay transfer
                                           charges.

         Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our office.

SUBACCOUNT UNIT VALUE

         The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY              -  the total value of the portfolio shares
SUBACCOUNT AT THE END OF A            held in the subaccount, including the
VALUATION PERIOD IS                   value of any dividends or capital gains
CALCULATED AS:                        distribution declared and reinvested by
                                      the portfolio during the valuation period.
                                      This value is determined by multiplying
                                      the number of portfolio shares owned by
                                      the subaccount by the portfolio's net
                                      asset value per share determined at the
                                      end of the valuation period; MINUS

                                   -  a charge equal to the daily net
                                      assets of the subaccount multiplied
                                      by the daily equivalent of the
                                      daily charge; MINUS

                                   -  the accrued amount of reserve for any
                                      taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; AND THE RESULT DIVIDED BY

                                   -  the number of outstanding units in the
                                      subaccount before the purchase or
                                      redemption of any units on that date.

         The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

         On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the WRL Transamerica Money Market subaccount.

THE FIXED ACCOUNT VALUE AT THE END OF ANY   -  the sum of net premium(s)
VALUATION PERIOD IS EQUAL TO:                  allocated to the fixed account;
                                               PLUS

                                            -  any amounts transferred from a
                                               subaccount to the fixed account;
                                               PLUS

                                            -  total interest credited to the
                                               fixed account; MINUS

                                            -  amounts charged to pay for
                                               monthly deductions; MINUS

                                            -  amounts withdrawn or surrendered
                                               from the fixed account; MINUS

                                            -  amounts transferred from the
                                               fixed account to a subaccount.

         New Jersey residents: The fixed account value at the end of any valuation period is equal to:

- any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS

-  total interest credited to the fixed account.

DEATH BENEFIT
===============================================================================

DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the surviving insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

DEATH BENEFIT PROCEEDS EQUAL:      -  the death benefit (described below); MINUS

                                   -  any monthly deductions due during the
                                      grace period (if applicable); MINUS

                                   -  any outstanding loan amount; PLUS

                                   - any additional insurance in force provided by rider; PLUS

                                   -  any interest you paid in advance on the
                                      loan(s) for the period between the date of death and the next Policy anniversary.

         We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate either joint insured's age or gender.

DEATH BENEFIT

         The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured's death.

DEATH BENEFIT OPTION A             -  the current specified amount; OR
EQUALS THE GREATER OF:             -  a specified percentage called the
                                      "limitation percentage," MULTIPLIED BY the cash value on the surviving insured's date of death.

         Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

         The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

            ATTAINED AGE
      OF YOUNGER JOINT INSURED                                                LIMITATION PERCENTAGE
            40 and under                                                              250%
              41 to 45                                        250% of cash value minus 7% for each age over age 40
              46 to 50                                        215% of cash value minus 6% for each age over age 45
              51 to 55                                        185% of cash value minus 7% for each age over age 50
              56 to 60                                        150% of cash value minus 4% for each age over age 55
              61 to 65                                        130% of cash value minus 2% for each age over age 60
              66 to 70                                        120% of cash value minus 1% for each age over age 65
              71 to 75                                        115% of cash value minus 2% for each age over age 70
              76 to 90                                                                105%
              91 to 95                                        105% of cash value minus 1% for each age over age 90
            96 and older                                                              100%

         If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

         Option A Illustration. Assume that the younger joint insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.

         Similarly, so long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

DEATH BENEFIT OPTION B                 -   the current specified amount; PLUS
EQUALS THE GREATER OF:                     -   the cash value on the surviving
                                               insured's date of death; OR
                                       -   the limitation percentage, MULTIPLIED
                                           BY the cash value on the surviving
                                           insured's date of death.

         Under Option B, the death benefit always varies as the cash value varies.

         Option B Illustration. Assume that the younger joint insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.

         Similarly, any time cash value exceeds $166,666, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

         The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The death benefit under the Policy is intended to qualify for the federal income tax exclusion. The provisions of the Policy (including any rider or endorsement) will be interpreted to ensure tax qualification, regardless of any language to the contrary.

         To the extent that the death benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

EFFECT OF CASH WITHDRAWALS ON THE DEATH BENEFIT

         If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

EFFECT OF ADJUSTABLE TERM INSURANCE RIDER ("ATIR") ON THE DEATH BENEFIT

         The ATIR provides a death benefit upon the death of the surviving insured that supplements the death benefit under the Base Policy. Upon our receipt of due proof that the surviving insured's death occurred while the ATIR was in force, the amount of the death benefit payable under the ATIR will generally be the lesser of:

         (a) the ATIR target death benefit you selected at the rider's issue and was agreeable to us, as shown on the target death benefit page attached to your Policy; or

         (b) the return of premium(s) you paid on the Policy each year up to annual maximum, plus interest.

         The death benefit on the ATIR will automatically decrease on a dollar-for-dollar basis when the Base Policy death benefit is increased due to the operation of the "limitation percentage" required by federal tax requirements. It is possible that the amount of the ATIR death benefit may be zero if your Base Policy death benefit increases enough. When determining the ATIR death benefit, no interest is credited on or after the Policy anniversary on which the younger joint insured turns 100.

         The ATIR is not available with Death Benefit Option B. A change from Option A to Option B will cause an ATIR to terminate.

CHOOSING DEATH BENEFIT OPTIONS

         You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

         If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose Option B.

         You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

CHANGING THE DEATH BENEFIT OPTION

         After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year.

         -  You must send your written request to our office.

         - The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

         - You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

         - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

         If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

DECREASING THE SPECIFIED AMOUNT

         After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.

CONDITIONS FOR DECREASING          -  you must send your written request to our
THE SPECIFIED AMOUNT:                 office;

                                   -  you may not change your death benefit
                                      option in the same Policy year that you
                                      decrease your specified amount;

                                   - you may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page;

                                   - you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

                                   - we may limit the amount of the decrease to no more than 20% of the specified amount (after the later of the end of the surrender charge period or attained age 65 of the younger joint insured, we will allow decreases above 20% of the then current specified amount); and

                                   - a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request.

NO INCREASES IN SPECIFIED AMOUNT

         We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider or purchase an additional policy(ies) naming the same owner and insured. We may waive the Policy charge at issue on these additional policies.

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

SURRENDERS AND CASH WITHDRAWALS
================================================================================

SURRENDERS

         You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. The signature of the owner's spouse is required if the owner is a resident of California, Nevada or Washington. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 43.

CASH WITHDRAWALS

         After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

CASH WITHDRAWAL CONDITIONS:        -  You must send your written cash withdrawal
                                      request with an original signature to our office.

                                   -  We only allow one cash withdrawal per
                                      Policy year.

                                   - We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

                                   - You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

                                   - You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

                                   -  We generally will pay a cash withdrawal
                                      request within seven days following the
                                      valuation date we receive the request at our office.

                                   - We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

                                   -  You may not take a cash withdrawal that
                                      would disqualify your Policy as life
                                      insurance under the Internal Revenue Code.

                                   -  A cash withdrawal may have tax
                                      consequences.

         A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges.

         When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

CANCELING A POLICY

         You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

         -        any charges and taxes we deduct from your premiums; PLUS

         - any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS

         - your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy to our office.

         Some states may require us to refund all of the premiums you paid for the Policy.

LOANS
===============================================================================

GENERAL

         After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 43.

POLICY LOANS ARE SUBJECT TO      -  we may require you to borrow at least $500;
CERTAIN CONDITIONS:
                                 -  the maximum amount you may borrow is 90% of
                                    the cash value, less any surrender charge and any outstanding loan amount; and

                                 -  signature of the owner's spouse is
                                    required if the owner is a resident of
                                    California, Nevada or Washington.

         When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions

(unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

         We normally pay the amount of the loan within seven days after we receive a proper loan request at office. We may postpone payment of loans under certain conditions.

         You may request a loan by telephone by calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

         You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

         You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS. BECAUSE WE DO NOT APPLY THE PREMIUM EXPENSE CHARGE TO LOAN REPAYMENTS, IT IS VERY IMPORTANT THAT YOU INDICATE CLEARLY IF YOUR PAYMENT IS INTENDED TO REPAY ALL OR PART OF A LOAN.

         At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED

         We currently charge you an annual interest rate on a Policy loan that is equal to 5.2% and is payable in advance (approximately equal to an effective annual rate of 5.5%). We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED

         We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

         - We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.

         - After the 10th Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.

EFFECT OF POLICY LOANS

         A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

         There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

         We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
===============================================================================

LAPSE

         Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

         If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

         This Policy provides a no lapse period. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date you selected on the application. Each month we determine whether the no lapse period is still in effect.

NO LAPSE PERIOD         This period is selected by you on the Policy application
                        and may be either:

                        - Option 1 -- the target premium attained age 65 or five Policy years, whichever is later; or

                        - Option 2 -- the target premium attained age 75 or ten Policy years, whichever is later.

                       The target premium attained age is:

                       -   target premium age, PLUS

                       -   the number of completed Policy years.

                       The target premium age equals:

                       - the average of the joint insureds' issue ages, rounded down, but no more than

                       -   the younger joint insured's age, PLUS

                       -   ten years.

NO LAPSE DATE          This date is either:

                       - the later of target premium attained age 65 or five Policy years; or

                       - the later of target premium attained age 75 or ten Policy years.

                       You select the no lapse date on the Policy application.

EARLY TERMINATION OF THE NO LAPSE PERIOD   -  The no lapse period coverage will
                                              end immediately if you do not pay
                                              sufficient minimum monthly
                                              guarantee premiums.

                                           -  You must pay total premiums (minus
                                              withdrawals and outstanding loan
                                              amounts) that equal at least:

                                              -  the sum of the minimum monthly
                                                 guarantee premiums in effect
                                                 for each month from the Policy
                                                 date up to and including the
                                                 current month.

         Your minimum monthly guarantee amount will vary depending on whether you have chosen Option 1 or 2. Regardless of which Option you choose, the no lapse period will never exceed target premium attained age 85.

         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

         In addition, if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

REINSTATEMENT

         We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

         -        submit a written application for reinstatement to our office;

         - provide evidence of insurability satisfactory to us of both insureds if both insureds were alive on the date of termination, or if only one insured was alive on the date of termination, evidence of insurability for that insured;

         - make a minimum premium payment sufficient to provide a net premium that is large enough to cover:

                  - three monthly deductions. (Payment of a minimum premium sufficient to provide a net premium to cover
                           (a) one monthly deduction at the time of termination, plus (b) the next two monthly deductions which will become due after the time of reinstatement.)

         We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

         The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

         A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

         Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

         In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

         In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

         Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

         Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

         Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

         Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

         - All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

         - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

         - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

         Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

         Finally, distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

         Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

         Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

         Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

         Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

         Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

         Tax Treatment of Policy Split. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. A policy split could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.

         Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

         Death Benefit Extension Rider. Under the Death Benefit Extension Rider, you may continue your Policy after the younger joint insured attains age 100 (or would have attained age 100 if the older insured is still alive at such time). The tax consequences associated with continuing your Policy after attained age 100 of the younger joint insured are uncertain and a tax advisor should be consulted about these consequences.

         Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 100.

         Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

SPECIAL RULES FOR 403(B) ARRANGEMENTS

         If this Policy is purchased by participants in a 403(b) plan or program of public school systems and certain tax-exempt organizations, then the federal, state and estate tax consequences could differ from those stated in the prospectus. A competent tax advisor should be consulted in connection with such purchase.

         Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the section 403(b) annuity.

         The amount of life insurance protection that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current economic benefit" and must be included annually in the plan participant's gross income. This cost (formerly referred to as the "P.S. 58" cost) is based on IRS Table 2001 and is reported to the IRS and the participant annually as ordinary income. Life insurance protection cannot extend beyond retirement under a 403(b) program.

         If the participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

         Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements on the purchase of the Policy, on Policy loans and other Policy provisions. Whether or not ERISA applies, plan loans must also satisfy tax requirements in order to be treated, and remain, non-taxable. Your 403(b) plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA and loans in general.

OTHER POLICY INFORMATION
================================================================================

BENEFITS AT MATURITY

         If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

         If your Policy was issued before May 1, 2000, and you send a written request to our office, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension to our office between 90 and 180 days prior to the maturity date. We must agree to the extension.

         If your Policy was issued on or after May 1, 2000, and you send a written request to our office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension to our office between 90 and 180 days prior to the maturity date and elect one of the following:

         1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

         2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our office, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

         If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

         The tax consequences of extending the maturity date beyond the younger joint insured's 100th birthday are uncertain, including that the death benefit may be taxable. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

         We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

         - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

         - the SEC permits, by an order, the postponement for the protection of policyowners; OR

         - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

         If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

         If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.

SPLIT DOLLAR ARRANGEMENTS

         You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

         On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

POLICY TERMINATION

         Your Policy will terminate on the earliest of:

         - the maturity date;                 -  the end of the grace period; or

         - the date the surviving             -  the date the Policy is
           insured dies;                         surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
================================================================================

         The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the face amount is the level term insurance amount we pay at death. These riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

JOINT INSURED TERM RIDER

         This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider's face amount when we receive proof that both joint insureds died while the rider was in force. The cost of insurance rates for this rider increases each year. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. This rider terminates on the anniversary nearest the younger joint insured's 79th birthday, the date the Policy terminates or the Monthiversary on which this rider is terminated by written notice to us at our office.

INDIVIDUAL INSURED RIDER

         This rider provides additional life insurance on the life of either joint insured. We will pay the rider's face amount when we receive proof of the insured's death at our office. On any Monthiversary while the rider is in force, you may convert it to a new Policy on the insured's life (without evidence of insurability).

  CONDITIONS TO CONVERT THE
  RIDER                            -  your request must be in writing and sent
                                      to our office;

                                   - the rider has not reached the anniversary nearest to the insured's 70th birthday;

                                   - the new policy is any permanent insurance policy that we currently offer;

                                   -  subject to the minimum specified amount
                                      requirements for the new policy, the
                                      amount of the insurance under the new
                                      policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

                                   - we will base your premium on the insured's rate class under the rider.

  TERMINATION OF THE RIDER        The rider will terminate on the earliest of:

                                   -  the maturity date of the Policy;

                                   -  the Policy anniversary nearest to the
                                      insured's 95th birthday;

                                   -  the date the Policy terminates;

                                   -  the date of conversion of this rider; or

                                   -  the Monthiversary on which the rider is
                                      terminated on written request by the
                                      owner.

WEALTH PROTECTOR RIDER

         This rider provides additional life insurance on the lives of both joint insureds. This rider can only be added at issue of your Policy. We will pay the rider's face amount when we receive proof at our office that both joint insureds died while the rider was in force. This rider has no conversion or exchange privilege. The rider will terminate on the earliest of:

         -        the date the Policy terminates;

         -        the fourth Policy anniversary; or

         - the Monthiversary after we receive your written request at our office to terminate the rider.

The cost of insurance rates do not increase while this rider is in force.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

         This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our office that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

         We will pay a "single-sum benefit" equal to:

    -  the death benefit on the date we pay the single-sum benefit; MULTIPLIED
       BY

    - the election percentage of the death benefit you elect to receive; DIVIDED BY

    - 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS

    - any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

         The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

    - the death benefit available under the Policy once we receive satisfactory proof that the surviving insured is terminally ill; PLUS

    - the benefit available under any Joint Insured Term Rider or Wealth Protector Rider in force.

    -  a single-sum benefit may not be greater than $500,000.

         The election percentage is a percentage that you select. It may not be greater than 100%.

         We will not pay a benefit under the rider if the surviving insured's terminal condition results from self-inflicted injuries, which occur during the period, specified in your Policy's suicide provision.

         The rider terminates at the earliest of:

    -  the date the Policy terminates;

    -  the date a settlement option takes effect;

    -  the date we pay a single-sum benefit; or

    -  the date you terminate the rider.

         We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements. The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

ADJUSTABLE TERM INSURANCE RIDER ("ATIR")

         The ATIR provides a death benefit upon the death of the surviving insured that is in addition to the death benefit under the Base Policy. This rider can only be added at issue for Policies with a minimum specified amount of $500,000 or greater and for issue ages 18 through 85, provided the younger joint insured age is no greater than 80, and the sum of the joint insureds' age is not more than 160 years. The amount of the death benefit payable under the rider adjusts over time, subject to the terms of the rider and the Policy. This rider is not available in all states and currently may not be available through all distribution channels.

         We require an initial minimum ATIR target death benefit of $4,000.

         We cap the ATIR death benefit at four (4) times the total of the Base Policy's specified amount and the amount of the Joint Insured Term Rider coverage. In other words, if the Base Policy's specified amount is $1,000,000 and your Joint Insured Term Rider face amount is $500,000, the maximum ATIR death benefit will be $6,000,000. Underwriting may place further limitations on the maximum ATIR death benefit.

         During any Policy year, we will not accept premiums that exceed two (2) times the ATIR Maximum Target Death Benefit at issue, reduced by interest in advance. The ATIR Maximum Target Death Benefit is the maximum ATIR death benefit at issue, as specified in your Policy. If your premium should exceed this amount, we will refund the excess premium amount. For more information, please contact your agent.

ATIR DEATH BENEFIT         Upon our receipt at our office of due proof that the
                           surviving insured's death occurred while the ATIR was in force, the amount of the death benefit payable under the ATIR will generally be the lesser of:

                           - the ATIR target death benefit you selected at the rider's issue, as shown on the target death benefit page attached to your Policy; or

                           - the return of premium(s) you paid on the Policy up to an annual maximum, plus interest, if applicable.

The death benefit on the ATIR will automatically decrease on a dollar-for-dollar basis when the Base Policy death benefit is increased due to the operation of the "limitation percentage" required by federal tax requirements. It is possible that the amount of the ATIR death benefit may be zero if your Base Policy death benefit increases enough.

         EVEN WHEN THE ATIR DEATH BENEFIT IS REDUCED TO ZERO BY VIRTUE OF THE OPERATION OF THE "LIMITATION PERCENTAGE," YOUR RIDER REMAINS IN EFFECT UNTIL YOU REMOVE IT FROM YOUR POLICY. IF LATER THE BASE POLICY DEATH BENEFIT DROPS, THE ATIR COVERAGE COULD REAPPEAR.

         At the younger joint insured's age 95, when the Joint Insured Term Rider terminates, the face amount of coverage under that rider will be added to coverage under the ATIR and the ATIR charge will apply to the transferred coverage.

ATIR CHARGE                The ATIR charge is calculated by multiplying the
                           monthly cost of insurance rate for the ATIR by the ATIR death benefit in effect on each Monthiversary.
                           The cost of insurance rates for the ATIR are based on both insureds' issue age, gender, rate class, and length of time that the rider has been in force. We deduct the charge from each subaccount and the fixed account in accordance with your current premium allocation instructions.

The total charges you pay may be less if you have greater coverage under an ATIR rather than under the Base Policy and the Joint Insured Term Rider. The monthly guaranteed maximum costs of insurance rates for this rider are in your Policy.

         This rider is not available if you have chosen Death Benefit Option B.

         The rider does not contribute to the Policy's cash value or cash surrender value. It cannot be used for a Policy loan. We do not assess any additional surrender charge for the ATIR.

         The rider will terminate on the earliest of:

         -        the date the Policy terminates;

         - the effective date of any change in the Death Benefit Option type under the Policy;

         - the Monthiversary when the rider terminates at the owner's written request; or

         - the anniversary nearest the maturity date if maturity is elected under the Base Policy or if you elect to continue coverage after maturity with the Base Policy death benefit equal to the cash value (Option 1 under Benefits at Maturity on page __ of the prospectus). At attained age 100 of the younger joint insured, if the Death Benefit Extension Rider is on the Policy, any death benefit associated with the ATIR will become part of the Base Policy's specified amount.

         If you have the ATIR on your Policy, the following transactions will cause any future scheduled increases in the maximum target death benefit to be discontinued:

         -        a cash withdrawal;

         -        a decrease in the specified amount; or

         -        taking a loan.

DEATH BENEFIT EXTENSION RIDER

         This rider will extend the life insurance coverage past the younger joint insured's attained age 100 with no administrative or cost of insurance charges at or after the younger joint insured's attained age 100. The then current mortality and expense risk charge associated with the Base Policy will apply. This rider can be elected at issue or, if then available, at any time prior to the younger joint insured's attained age 81. This rider is not available in all states and currently may not be available through all distribution channels.

         With this rider on your Policy, life insurance coverage automatically extends on the maturity date (the date the younger joint insured attains age 100 or would have attained age 100 if the older insured is still alive at such time) set forth in your Policy. At the younger joint insured's attained age 100, we will discontinue taking monthly deductions for cost of insurance and administrative charges.

DEATH BENEFIT EXTENSION RIDER CHARGE  -  The rider is pre-funded. The charge is deducted from your Policy's cash value
                                         each month from the date the rider is
                                         issued until the younger joint
                                         insured's attained age 100;

                                      -  The charge is added to the cost of
                                         insurance charges deducted each month
                                         for the Base Policy, any ATIR and any
                                         Joint Insured Term Rider; and

                                      -  The charge is based on the insured's
                                         age when the rider is issued.

                                      -  These charges may extend over a long
                                         period of time and may be significant.
                                         You should examine these charges
                                         carefully before you purchase this
                                         rider.

CONDITIONS ON AND AFTER AGE 100 OF    -  All riders will terminate and the death
YOUNGER JOINT INSURED                    benefit under the ATIR will be added to
                                         the Base Policy's specified amount.

                                      -  No future premium payments will be
                                         accepted without our consent unless
                                         required to prevent lapse of the
                                         Policy. Additional loan payments may be
                                         necessary to keep the Policy in force.

                                      -  Loan interest will continue to
                                         accumulate on any outstanding Policy
                                         loans.

                                     -   The death benefit may not be increased
                                         or decreased.

         If you elect the Death Benefit Extension Rider, the limitation percentage would be 101% at your attained age 100.

ADDITIONAL INFORMATION
================================================================================

SALE OF THE POLICIES

         We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

         We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG Securities") for the distribution and sale of the Policies. AFSG Securities is affiliated with us. AFSG Securities may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

         See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

LEGAL PROCEEDINGS

         Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

         The financial statements of Western Reserve and the separate account are included in the SAI.

PERFORMANCE DATA
================================================================================

RATES OF RETURN

         The average rates of return in Table 1 reflect each subaccount's actual investment performance. The Table shows the historical investment experience of the subaccounts based on the subaccounts' historical investment experience. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

         Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

         The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

         These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, the monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

         We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                     TABLE 1
                     AVERAGE ANNUAL SUBACCOUNT TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002


                                                                                                 10 YEARS       SUBACCOUNT
                                                                                                    OR           INCEPTION
SUBACCOUNT                                        1 YEAR          3 YEARS         5 YEARS        INCEPTION         DATE
----------                                        ------          -------         -------        ---------      ----------
WRL Van Kampen Emerging Growth..........            %                 %                %            %            03/01/93
WRL T. Rowe Price Small Cap.............            %                 %              N/A            %            07/01/99
WRL PBHG Mid Cap Growth.................            %                 %              N/A            %            07/01/99
WRL Alger Aggressive Growth.............            %                 %                %            %            03/01/94
WRL Third Avenue Value..................            %                 %              N/A            %            01/02/98
WRL American Century International......            %                 %                %            %            01/02/97
WRL Janus Global........................            %                 %                %            %            03/01/94
WRL Great Companies - Technology(SM)....            %               N/A              N/A            %            05/01/00
WRL Janus Growth+.......................            %                 %                %            %            10/02/86
WRL Marsico Growth......................            %                 %              N/A            %            07/01/99
WRL GE U.S. Equity......................            %                 %                %            %            01/02/97
WRL Great Companies - America(SM).......            %               N/A              N/A            %            05/01/00
WRL Salomon All Cap.....................            %                 %              N/A            %            07/01/99
WRL Dreyfus Mid Cap.....................            %                 %              N/A            %            07/01/99
WRL PBHG/NWQ Value Select...............            %                 %                %            %            05/01/96
WRL T. Rowe Price Equity Income.........            %                 %              N/A            %            07/01/99
WRL Transamerica Value Balanced.........            %                 %                %            %            01/03/95
WRL LKCM Strategic Total Return.........            %                 %                %            %            03/01/93
WRL Clarion Real Estate Securities......            %                 %              N/A            %            05/01/98
WRL Federated Growth & Income...........            %                 %                %            %            03/01/94
WRL AEGON Bond+.........................            %                 %                %            %            10/02/86
WRL Transamerica Money Market(1) +......            %                 %                %            %            10/02/86
WRL Great Companies - Global(2).........            %               N/A              N/A            %            09/01/00
WRL Munder Net50........................            %                 %              N/A            %            07/01/99
WRL Janus Balanced......................          N/A               N/A              N/A            %            05/01/02
WRL Asset Allocation - Conservative
        Portfolio.......................          N/A               N/A              N/A            %            05/01/02
WRL Asset Allocation - Moderate
        Portfolio ......................          N/A               N/A              N/A            %            05/01/02
WRL Asset Allocation - Moderate
       Growth Portfolio.................          N/A               N/A              N/A            %            05/01/02
WRL Asset Allocation - Growth
        Portfolio.......................          N/A               N/A              N/A            %            05/01/02
WRL Transamerica Convertible
       Securities.......................          N/A               N/A              N/A            %            05/01/02
WRL PIMCO Total Return..................          N/A               N/A              N/A            %            05/01/02
WRL Transamerica Equity.................          N/A               N/A              N/A            %            05/01/02
WRL Transamerica Growth
        Opportunities...................          N/A               N/A              N/A            %            05/01/02
VIP Equity-Income Portfolio.............            %               N/A              N/A            %            05/01/00
VIP Contrafund(R) Portfolio..............           %               N/A              N/A            %            05/01/00
VIP Growth Opportunities Portfolio......            %               N/A              N/A            %            05/01/00
S&P 500+................................            %                 %                %            %            10/02/86

+  Shows ten year performance.

(1) The current yield, which is for the seven day period ended 12/31/02, more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.


                                     TABLE 2
            ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002

                                                                                                 10 YEARS        PORTFOLIO
                                                                                                    OR           INCEPTION
PORTFOLIO                                         1 YEAR            3 YEARS       5 YEARS        INCEPTION         DATE
---------                                         ------            -------       -------        ---------       ---------
Van Kampen Emerging Growth..............            %                    %             %            %            03/01/93
T. Rowe Price Small Cap.................            %                  N/A           N/A            %            05/03/99
PBHG Mid Cap Growth.....................            %                  N/A           N/A            %            05/03/99
Alger Aggressive Growth.................            %                    %             %            %            03/01/94
Third Avenue Value......................            %                    %           N/A            %            01/02/98
American Century International..........            %                    %             %            %            01/02/97
Janus Global............................            %                    %             %            %            12/03/92
Great Companies--Technology(SM).........            %                  N/A           N/A            %            05/01/00
Janus Growth+...........................            %                    %             %            %            10/02/86
Marsico Growth..........................            %                  N/A           N/A            %            05/03/99
GE U.S. Equity..........................            %                    %             %            %            01/02/97
Great Companies--America(SM)............            %                  N/A           N/A            %            05/01/00
Salomon All Cap.........................            %                  N/A           N/A            %            05/03/99
Dreyfus Mid Cap.........................            %                  N/A           N/A            %            05/03/99
PBHG/NWQ Value Select...................            %                    %             %            %            05/01/96
T. Rowe Price Equity Income.............            %                  N/A           N/A            %            05/03/99
Transamerica Value Balanced.............            %                    %             %            %            01/03/95
LKCM Strategic Total Return.............            %                    %             %            %            03/01/93
Clarion Real Estate Securities..........            %                    %           N/A            %            05/01/98
Federated Growth & Income...............            %                    %             %            %            03/01/94
AEGON Bond+.............................            %                    %             %            %            10/02/86
Transamerica Money Market(1) +..........            %                    %             %            %            10/02/86
Great Companies--Global(2)..............            %                  N/A           N/A            %            09/01/00
Munder Net50............................            %                  N/A           N/A            %            05/03/99
Janus Balanced..........................          N/A                  N/A           N/A            %            05/01/02
Asset Allocation - Conservative
     Portfolio..........................          N/A                  N/A           N/A            %            05/01/02
Asset Allocation - Moderate Portfolio...          N/A                  N/A           N/A            %            05/01/02
Asset Allocation - Moderate Growth
     Portfolio..........................          N/A                  N/A           N/A            %            05/01/02
Asset Allocation - Growth Portfolio.....          N/A                  N/A           N/A            %            05/01/02
Transamerica Convertible Securities.....          N/A                  N/A           N/A            %            05/01/02
PIMCO Total Return......................          N/A                  N/A           N/A            %            05/01/02
Transamerica Equity(3) +................            %                    %             %            %            02/26/69
Transamerica Growth  Opportunities(2)(4)            %                  N/A           N/A            %            05/02/01
VIP Equity-Income Portfolio.............            %                    %             %            %            10/09/86
VIP Contrafund(R) Portfolio.............            %                    %             %            %            01/03/95
VIP Growth Opportunities Portfolio......            %                    %             %            %            01/03/95
S&P 500+................................            %                    %             %            %            10/02/86


+   Shows ten year performance.

(1) The current yield, which is for the seven day period ended 12/31/02, more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)  Not annualized.

(3) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

         The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2002 was ____%.

         Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy - General Provisions
       Ownership Rights
       Our Right to Contest the Policy
       Suicide Exclusion
       Misstatement of Age or Gender
       Modifying the Policy
       Mixed and Shared Funding
       Addition, Deletion, or Substitution of Investments
Additional Information
       Settlement Options
       Additional Information about Western Reserve and the Separate Account Legal Matters
       Variations in Policy Provisions
       Personalized Illustrations of Policy Benefits
       Sale of the Policies
       Report to Owners
       Records
       Experts
       Financial Statements
Underwriters
       Underwriting Standards
IMSA
Performance Data
       Other Performance Data in Advertising Sales Literature
       Western Reserve's Published Ratings
Index to Financial Statements
       WRL Series Life Account
       Western Reserve Life Assurance Co. of Ohio

GLOSSARY

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age              The issue age of each joint insured, plus the number
                          of completed years since the Policy date.

Base Policy               The WRL Freedom Wealth Protector variable life
                          insurance policy without any supplemental riders.

beneficiary(ies)          The person or persons you select to receive the death
                          benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value                The sum of your Policy's value in the subaccounts and
                          the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds    The amount we will pay to the beneficiary(ies) on the
                          surviving insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account             An option to which you may allocate net premiums and
                          cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. New Jersey residents: the fixed account is NOT available to you.

free-look period          The period during which you may return the Policy and
                          receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

in force While coverage under the Policy is active and either insureds' life remains insured.

initial premium           The amount you must pay before insurance coverage
                          begins under this Policy. The initial premium is shown on the schedule page of your Policy.

issue age                 Each joint insured's age on his or her birthday
                          nearest to the Policy date.

joint insureds            The persons whose lives are insured by this Policy.

lapse When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charges and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount               The total amount of all outstanding Policy loans,
                          including both principal and interest due.

loan reserve              A part of the fixed account to which amounts are
account                   transferred as collateral for Policy loans.

maturity date             The Policy anniversary nearest the younger joint
                          insured's 100th birthday, if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly           The amount shown on your Policy schedule page (unless
guarantee premium         changed when you change death benefit options,
                          decrease the specified amount, or add or increase a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. We make this determination whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary             This is the day of each month when we determine Policy
                          charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction         The monthly Policy charge, plus the monthly cost of
                          insurance, plus the monthly death benefit guarantee charge, plus the monthly charge for any riders added to your Policy.

net premium               The part of your premium that we allocate to the fixed
                          account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value       The amount we will pay you if you surrender the Policy
                          while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.

no lapse date             Either (1) the later of target premium attained age 65
                          or five Policy years, or (2) the later of target premium attained age 75 or ten Policy years. You select the no lapse date on the Policy application.

no lapse period           The period of time between the Policy date and the no
                          lapse date during which the Policy will not lapse if certain conditions are met.

office                    Our administrative office and mailing address is P.O.
                          Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic          A premium payment you make in a level amount at a
premium                   fixed interval over a specified period of time.

Policy date               The date when our underwriting process is complete,
                          full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial net premium is allocated to the WRL Transamerica Money
                          Market subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio                 One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.

record date               The date we record your Policy on our books as an in
                          force Policy, and we allocate your cash value form the WRL Transamerica Money Market subaccount to the accounts that you elected on your application.

separate account          The WRL Series Life Account. It is a separate
                          investment account that is divided into subaccounts.
                          We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount          The minimum death benefit we will pay under the Policy
                          provided the Policy is in force. It is the amount shown on the Policy's schedule page unless you decreases the Policy's specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A
                          (level) death benefit.

subaccount                A subdivision of the separate account that invests
                          exclusively in shares of one investment portfolio of a fund.

surrender charge          If, during the first 15 Policy years, you fully
                          surrender the Policy, we will deduct a surrender charge from the cash value.

surviving insured         The joint insured who remains alive after the other
                          joint insured has died.

target premium            The target premium attained age is the target premium
attained age              age plus the number of completed Policy years. The
                          target premium age equals the average of the joint insureds' issue ages, rounded down, but no more than the younger joint insured's age plus ten years.

termination               When neither of the joint insured's lives are insured
                          under the Policy.

valuation date            Each day the New York Stock Exchange is open for
                          trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period          The period of time over which we determine the change
                          in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York
                          Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our               Western Reserve Life Assurance Co. of Ohio.
  (Western Reserve)

written notice            The written notice you must sign and send us to
                          request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner          The person(s) who owns the Policy, and who may
  or policyowner)         exercise all rights as owner under the  Policy while
                          either or both joint insureds are living. If two owners are named, the Policy will be owned jointly and the consent of each owner will be required to exercise ownership rights.

APPENDIX A
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
================================================================================

         The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 2002. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

         Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 77-year period: investments of $1.00 in these assets would have grown to $________ and $________, respectively, by year-end 2002. This higher growth was achieved by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $_____.

         The lowest-risk strategy over the past 77 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1925 - 2002 period.

                    GRAPH TO BE PROVIDED IN NEXT AMENDMENT






                    COMPOUND ANNUAL RATES OF RETURN BY DECADE

                                 1920s*   1930s    1940s    1950s    1960s    1970s   1980s    1990s   2000s**   1992-01
                                 ------   -----    -----    -----    -----    -----   -----    -----   -------   -------
Large Company..............       19.2%   -0.1%     9.2%    19.4%     7.8%     5.9%   17.5%    18.2%   -10.5%    12.9%
Small Company..............       -4.5     1.4     20.7     16.9     15.5     11.5    15.8     15.1      8.8     15.6
Long-Term Corp.............        5.2     6.9      2.7      1.0      1.7      6.2    13.0      8.3     11.8      8.1
Long-Term Govt.............        5.0     4.9      3.2     -0.1      1.4      5.5    12.6      9.0     12.2      8.7
Inter-Term Govt............        4.2     4.6      1.8      1.3      3.5      7.0    11.9      7.2     10.1      6.7
Treasury Bills.............        3.7     0.6      0.4      1.9      3.9      6.3     8.9      4.9      4.9      4.6
Inflation..................       -1.1    -2.0      5.4      2.2      2.5      7.4     5.1      2.9      2.5      2.5

*    Based on the period 1926-1929.
**   Based on the period 2000-2002.

Used with permission. 2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

PROSPECTUS BACK COVER

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge, with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

         To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

         For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our office at:

                       Western Reserve Life
                       P.O. Box 5068
                       Clearwater, Florida 33758-5068
                       1-800-851-9777
                       Facsimile: 727-299-1648
                       (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time) www.westernreserve.com


         More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2003
                         WRL FREEDOM WEALTH PROTECTOR(R)
                                 ISSUED THROUGH
                             WRL SERIES LIFE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 1-800-851-9777
                                 (727) 299-1800

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Freedom Wealth Protector(R) joint survivorship flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2003 by calling 1-800-851-9777 (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time), or by writing to the office at, Western Reserve, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

    THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE AEGON/TRANSAMERICA SERIES FUND, INC.
                AND FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS.

TABLE OF CONTENTS
===============================================================================

Glossary ..........................................................................................................      1
The Policy - General Provisions ...................................................................................      4
         Ownership Rights..........................................................................................      4
         Our Right to Contest the Policy...........................................................................      5
         Suicide Exclusion.........................................................................................      5
         Misstatement of Age or Gender.............................................................................      5
         Modifying the Policy......................................................................................      5
         Mixed and Shared Funding .................................................................................      5
         Addition, Deletion, or Substitution of Investments........................................................      6
Additional Information.............................................................................................      6
         Settlement Options........................................................................................      6
         Additional Information about Western Reserve and the Separate Account.....................................      7
         Legal Matters.............................................................................................      8
         Variations in Policy Provisions...........................................................................      8
         Personalized Illustrations of Policy Benefits.............................................................      8
         Sale of the Policies......................................................................................      8
         Reports to Owners.........................................................................................      9
         Records...................................................................................................      9
         Experts...................................................................................................      9
         Financial Statements......................................................................................     10
Underwriters.......................................................................................................     10
         Underwriting Standards....................................................................................     10
IMSA     ..........................................................................................................     10
Performance Data...................................................................................................     11
         Other Performance Data in Advertising Sales Literature....................................................     11
         Western Reserve's Published Ratings.......................................................................     11
Index to Financial Statements......................................................................................     11
         WRL Series Life Account...................................................................................     12
         Western Reserve Life Assurance Co. of Ohio................................................................     62


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
GLOSSARY
================================================================================

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age               The issue age of each joint insured, plus the number
                           of completed years since the Policy date.

Base Policy                The WRL Freedom Wealth Protector variable life
                           insurance policy without any supplemental riders.

beneficiary(ies)           The person or persons you select to receive the death
                           benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value                 The sum of your Policy's value in the subaccounts and
                           the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds     The amount we will pay to the beneficiary(ies) on the
                           surviving insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account              An option to which you may allocate net premiums and
                           cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. New Jersey residents: the fixed account is NOT available to you.

free-look period           The period during which you may return the Policy and
                           receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

in force While coverage under the Policy is active and either insureds' life remains insured.

initial premium            The amount you must pay before insurance coverage
                           begins under this Policy. The initial premium is shown on the schedule page of your Policy.

issue age                  Each joint insured's age on his or her birthday
                           nearest to the Policy date.

joint insureds             The persons whose lives are insured by this Policy.

lapse When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount                The total amount of all outstanding Policy loans,
                           including both principal and interest due.

loan reserve               A part of the fixed account to which amounts are
account                    transferred as collateral for Policy loans.

maturity date              The Policy anniversary nearest the younger joint
                           insured's 100th birthday, if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly            The amount shown on your Policy schedule page (unless
guarantee premium          changed when you change death benefit options,
                           decrease the specified amount, or add or increase a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. We make this determination whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary              This is the day of each month when we determine
                           Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction          The monthly Policy charge, plus the monthly cost of
                           insurance, plus the monthly death benefit guarantee charge, plus the monthly charge for any riders added to your Policy.

net premium                The part of your premium that we allocate to the
                           fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value        The amount we will pay you if you surrender the
                           Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.

no lapse date              Either (1) the later of target premium attained age
                           65 or five Policy years, or (2) the later of target premium attained age 75 or ten Policy years. You select the no lapse date on the Policy application.

no lapse period            The period of time between the Policy date and the no
                           lapse date during which the Policy will not lapse if certain conditions are met.

office                     Our administrative office and mailing address is P.O.
                           Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic           A premium payment you make in a level amount at a
premium                    fixed interval over a specified period of time.

Policy date                The date when our underwriting process is complete,
                           full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial net premium is allocated to the WRL
                           Transamerica Money Market subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio                  One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.

record date                The date we record your Policy on our books as an in
                           force Policy, and we allocate your cash value form the WRL Transamerica Money Market subaccount to the accounts that you elected on your application.

separate account           The WRL Series Life Account. It is a separate
                           investment account that is divided into subaccounts.
                           We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount           The minimum death benefit we will pay under the
                           Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page unless you decreases the Policy's specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A
                           (level) death benefit.

subaccount                 A subdivision of the separate account that invests
                           exclusively in shares of one investment portfolio of a fund.

surrender charge           If, during the first 15 Policy years, you fully
                           surrender the Policy, we will deduct a surrender charge from the cash value.

surviving insured          The joint insured who remains alive after the other
                           joint insured has died.

target premium             The target premium attained age is the target premium
attained age               age plus the number of completed Policy years. The
                           target premium age equals the average of the joint insureds' issue ages, rounded down, but no more than the younger joint insured's age plus ten years.

termination                When neither of the joint insured's lives are insured
                           under the Policy.

valuation date             Each day the New York Stock Exchange is open for
                           trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period           The period of time over which we determine the
                           change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently
                           4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York
                           Stock Exchange on the next valuation date.

we, us, our                Western Reserve Life Assurance Co. of Ohio.
  (Western Reserve)

written notice             The written notice you must sign and send us to
                           request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner           The person(s) who owns the Policy, and who may
  or policyowner)          exercise all rights as owner under the Policy while
                           either or both joint insureds are living. If two owners are named, the Policy will be owned jointly and the consent of each owner will be required to exercise ownership rights.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS
================================================================================

OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If two owners are named, the Policy will be owned jointly, and each owner's consent will be required to exercise ownership rights. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER         -        Change the owner by providing written notice
                                    to us at our office at any time while the surviving insured is alive and the Policy is in force.
                           -        Change is effective as of the date that the
                                    written notice is accepted by us at our
                                    office.
                           -        Changing the owner does not automatically
                                    change the beneficiary.
                           -        Signature of the owner's spouse is required
                                    if the owner is a resident of California, Nevada or Washington.
                           -        Changing the owner may have tax
                                    consequences. You should consult a tax
                                    advisor before changing the owner.
                           -        We are not liable for payments we made
                                    before we received the written notice at our office.

CHOOSING THE BENEFICIARY   -        The owner designates the beneficiary (the
                                    person to receive the death benefit when the surviving insured dies) in the application.
                           -        If the owner designates more than one
                                    beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
                           -        If the beneficiary dies before the surviving
                                    insured, then any contingent beneficiary becomes the surviving beneficiary.
                           -        If both the beneficiary and contingent
                                    beneficiary die before the surviving
                                    insured, then the death benefit will be paid to the owner or the owner's estate upon the surviving insured's death.


CHANGING THE BENEFICIARY   -        The owner changes the beneficiary by
                                    providing written notice to us at our
                                    office.
                           -        Change is effective as of the date the owner
                                    signs the written notice.
                           -        Signature of the owner's spouse is required
                                    if the owner is a resident of California, Nevada or Washington.
                           -        We are not liable for any payments we made
                                    before we received the written notice at our office.

ASSIGNING THE POLICY       -        The owner may assign Policy rights while
                                    either or both joint insureds are alive.
                           -        Signature of the owner's spouse is required
                                    if the owner is a resident of California, Nevada or Washington.
                           -        The owner retains any ownership rights that
                                    are not assigned.
                           -        Assignee may not change the owner or the
                                    beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
                           -        Claims under any assignment are subject to
                                    proof of interest and the extent of the
                                    assignment.

                           -        We are not:

                                    -> bound by any assignment unless we receive
                                       a written notice of the assignment at our office;
                                    -> responsible for the validity of any
                                       assignment;
                                    -> liable for any payment we made before we
                                       received written notice of the assignment at our office; or
                                    -> bound by any assignment which results in
                                       adverse tax consequences to the owner,
                                       joint insureds or beneficiary(ies).

                           -        Assigning the Policy may have tax
                                    consequences. You should consult a tax
                                    advisor before assigning the Policy.

OUR RIGHT TO CONTEST THE POLICY

         In issuing this Policy, we rely on all statements made by or for the joint insureds in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

         In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force, while both joint insureds are still alive, for two years from the Policy date, or if reinstated, for two years from the date of reinstatement. At the end of the second Policy year, we will send you a notice asking you whether either joint insured has died. We can still contest the Policy's validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.

SUICIDE EXCLUSION

         If either joint insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid within such two year period, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

MISSTATEMENT OF AGE OR GENDER

         If the age or gender of either joint insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the joint insured's correct age and gender.

MODIFYING THE POLICY

         Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

         If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

MIXED AND SHARED FUNDING

         In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,

(1) changes in state insurance laws, (2) changes in federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

         If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

         We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of the fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

         In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act,
(2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION
================================================================================
SETTLEMENT OPTIONS

         If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

         Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured's date of death.

         Under any settlement option, the dollar amount of each payment will depend on four things:

         - the amount of the surrender on the surrender date or death benefit proceeds on the surviving insured's date of death;
         - the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

         -        the mortality tables we use; and
         -        the specific payment option(s) you choose.

OPTION 1--EQUAL MONTHLY                -  We will pay the proceeds, plus
INSTALLMENTS FOR A FIXED PERIOD           interest, in equal monthly
                                          installments for a fixed period of
                                          your choice, but not longer than 240
                                          months.

                                       -  We will stop making payments once we
                                          have made all the payments for the
                                          period selected.

OPTION 2--EQUAL MONTHLY INSTALLMENTS   At your or the beneficiary's direction,
FOR LIFE (LIFE INCOME                  we will make equal) monthly installments:

                                       -  only for the life of the payee, at
                                          the end of which payments will end;
                                          or
                                       -  for the longer of the payee's life, or
                                          for 10 years if the payee dies before
                                          the end of the first 10 years of
                                          payments; or
                                       -  for the longer of the payee's life,
                                          or until the total amount of all
                                          payments we have made equals the
                                          proceeds that were applied to the
                                          settlement option.

OPTION 3--EQUAL MONTHLY INSTALLMENTS   -  We will make equal monthly payments
FOR THE LIFE OF THE PAYEE                 during the joint lifetime of two
AND THEN TO A DESIGNATED                  persons, first to a chosen payee,
SURVIVOR (JOINT AND SURVIVOR)             and then to a co-payee, if living,
                                          upon the death of the payee.
                                       -  Payments to the co-payee, if
                                          living, upon the payee's death will
                                          equal either:
                                          -> the full amount paid to the payee
                                             before the payee's death; or
                                          -> two-thirds of the amount paid to
                                             the payee before the payee's death.
                                       -  All payments will cease upon the death
                                          of the co-payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

         Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Western Reserve's home office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

         Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

         Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

         Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

LEGAL MATTERS

         Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Thomas E. Pierpan, Esq., Senior Vice President and Assistant Secretary of Western Reserve.

VARIATIONS IN POLICY PROVISIONS

         Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in rider or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

         The illustrations also will reflect the average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

SALE OF THE POLICIES

         The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Western Reserve and AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. Both AFSG and Western Reserve are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Western Reserve on behalf of its separate account went into effect May 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

         - 65% of all premiums you make during the first Policy year, PLUS
         - 2.50% of all premiums you make during Policy years 2 through 10.

We will pay an additional trail commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. In addition, certain production, persistency and managerial bonuses may be paid.

         AFSG Securities Corporation, the principal underwriter for the Policy, will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.

         During fiscal years 2002, 2001 and 2000, AFSG received $____________, $56,595,212 and $113,821,344, respectively, as sales compensation with respect to the Policies. No amounts were retained by AFSG.

         To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

         We intend to recoup commissions and other sales expenses through: the premium expense charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policyowners.

         We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policyowners or the separate account.

REPORTS TO OWNERS

         At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

[X]      the current cash value             [X]   any activity since the last report
[X]      the current net surrender value    [X]   projected values
[X]      the current death benefit          [X]   investment experience of each subaccount
[X]      outstanding loans                  [X]   any other information required by law

         You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

         We will maintain all records relating to the separate account and the fixed account.

EXPERTS

         The financial statements of WRL Series Life Account at December 31, 2002 and for the periods indicated thereon, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

         The statutory-basis financial statements and schedules of Western Reserve at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

         Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President and Managing Actuary of Western Reserve, as stated in the consent filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

         Western Reserve's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

         Western Reserve's financial statements and schedules at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITERS
================================================================================

UNDERWRITING STANDARDS

         This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do no differentiate on the basis of gender.

         Your cost of insurance charge will depend on each joint insured's rate class. There is no preferred class for specified amounts less than $1,000,000. We currently place each joint insured into one the following rate classes:

         -        ultimate select (preferred) non-tobacco use;
         -        select (non-preferred) non-tobacco use;
         -        ultimate standard (preferred) tobacco use;
         -        standard (non-preferred) tobacco use.

         We then place the joint insureds into one of the following non-sub-standard rate classes:

         -        combination of two non-tobacco users;
         -        combination of two tobacco users; and
         -        combination of a tobacco user and a non-tobacco user.

         We also place joint insureds in various sub-standard rate classes, which involve a higher mortality risk and higher cost of insurance charges. We generally charge higher rates for insureds who use tobacco. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate.

IMSA
================================================================================

         We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

PERFORMANCE DATA
================================================================================

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

         We may compare each subaccount's performance to the performance of:
         -        other variable life issuers in general;
         - variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune); -> Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
         - the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
                  ->       unmanaged indices may assume the reinvestment of
                           dividends, but usually do not reflect deductions
                           for the expenses of operating or managing an
                           investment portfolio; or
         -        other types of investments, such as:
                  ->       certificates of deposit;
                  ->       savings accounts and U.S. Treasuries;
                  ->       certain interest rate and inflation indices (e.g.,
                           the Consumer Price Index); or
                  ->       indices measuring the performance of a defined group
                           of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman
                           Brothers Corporate Bond Index, or Lehman Brothers
                           Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

         We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the fund or it's portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS
================================================================================

WRL SERIES LIFE ACCOUNT:
     Report of Independent Auditors, dated January 31, 2003 Statements of Assets and Liabilities at December 31, 2002 Statements of Operations for the year ended December 31, 2002
     Statements of Changes in Net Assets for the years ended December 31, 2002 and 2001 Notes to the Financial Statements
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
     Report of Independent Auditors, dated February __, 2003
     Statutory-Basis Balance Sheets at December 31, 2002 and 2001 Statutory-Basis Statements of Operations for the years ended December 31, 2002, 2001 and 2000 Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2002, 2001 and 2000 Statutory-Basis Statements of Cash Flow for the years ended December 31, 2002, 2001 and 2000 Notes to Financial Statements--Statutory-Basis Statutory-Basis Financial Statement Schedules

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Policy Owners
  of the WRL Series Life Account
Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the "Separate Account," a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2002, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2002, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2002, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                    /s/ ERNST & YOUNG LLP
Des Moines, Iowa
January 31, 2003

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                                                               WRL
                                                   WRL            WRL            WRL            WRL            LKCM
                                               TRANSAMERICA      AEGON          JANUS          JANUS        STRATEGIC
                                               MONEY MARKET       BOND          GROWTH         GLOBAL      TOTAL RETURN
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
     Number of shares........................      93,408          4,831          20,721        16,624          6,385
                                                 ========       ========     ===========     =========       ========
     Cost....................................    $ 93,408       $ 57,478     $ 1,014,354     $ 409,780       $ 96,728
                                                 ========       ========     ===========     =========       ========
  Investment, at net asset value.............    $ 93,408       $ 61,263     $   474,095     $ 218,777       $ 79,807
  Dividend receivable........................           3              0               0             0              0
  Transfers receivable from depositor........           0             48               0             0              3
                                                 --------       --------     -----------     ---------       --------
     Total assets............................      93,411         61,311         474,095       218,777         79,810
                                                 --------       --------     -----------     ---------       --------
LIABILITIES:
  Accrued expenses...........................           0              0               0             0              0
  Transfers payable to depositor.............          23              0              87            12              0
                                                 --------       --------     -----------     ---------       --------
     Total liabilities.......................          23              0              87            12              0
                                                 --------       --------     -----------     ---------       --------
     Net assets..............................    $ 93,388       $ 61,311     $   474,008     $ 218,765       $ 79,810
                                                 ========       ========     ===========     =========       ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $ 93,388       $ 61,311     $   474,008     $ 218,765       $ 79,810
  Depositor's equity.........................           0              0               0             0              0
                                                 --------       --------     -----------     ---------       --------
     Net assets applicable to units
       outstanding...........................    $ 93,388       $ 61,311     $   474,008     $ 218,765       $ 79,810
                                                 ========       ========     ===========     =========       ========
  Policy owners' units.......................       4,901          2,171           9,348        12,274          4,266
  Depositor's units..........................           0              0               0             0              0
                                                 --------       --------     -----------     ---------       --------
     Units outstanding.......................       4,901          2,171           9,348        12,274          4,266
                                                 ========       ========     ===========     =========       ========
     Accumulation unit value.................    $  19.06       $  28.24     $     50.70     $   17.82       $  18.71
                                                 ========       ========     ===========     =========       ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                  WRL           WRL            WRL            WRL
                                               VAN KAMPEN      ALGER        FEDERATED     TRANSAMERICA       WRL
                                                EMERGING     AGGRESSIVE      GROWTH &        VALUE         PBHG/NWQ
                                                 GROWTH        GROWTH         INCOME        BALANCED     VALUE SELECT
                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................     19,306        15,381          5,512          5,229          2,617
                                               =========     =========       ========       ========       ========
    Cost.....................................  $ 514,880     $ 322,194       $ 78,860       $ 68,625       $ 35,296
                                               =========     =========       ========       ========       ========
  Investment, at net asset value.............  $ 250,972     $ 164,884       $ 79,092       $ 55,745       $ 30,437
  Dividend receivable........................          0             0              0              0              0
  Transfers receivable from depositor........          0             0            118             17              0
                                               ---------     ---------       --------       --------       --------
    Total assets.............................    250,972       164,884         79,210         55,762         30,437
                                               ---------     ---------       --------       --------       --------
LIABILITIES:
  Accrued expenses...........................          0             0              0              0              0
  Transfers payable to depositor.............         13            27              0              0            148
                                               ---------     ---------       --------       --------       --------
    Total liabilities........................         13            27              0              0            148
                                               ---------     ---------       --------       --------       --------
    Net assets...............................  $ 250,959     $ 164,857       $ 79,210       $ 55,762       $ 30,289
                                               =========     =========       ========       ========       ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................  $ 250,959     $ 164,857       $ 79,210       $ 55,762       $ 30,289
  Depositor's equity.........................          0             0              0              0              0
                                               ---------     ---------       --------       --------       --------
    Net assets applicable to units
      outstanding............................  $ 250,959     $ 164,857       $ 79,210       $ 55,762       $ 30,289
                                               =========     =========       ========       ========       ========
  Policy owners' units.......................     10,076        10,072          3,465          3,535          2,278
  Depositor's units..........................          0             0              0              0              0
                                               ---------     ---------       --------       --------       --------
    Units outstanding........................     10,076        10,072          3,465          3,535          2,278
                                               =========     =========       ========       ========       ========
    Accumulation unit value..................  $   24.91     $   16.37       $  22.86       $  15.77       $  13.30
                                               =========     =========       ========       ========       ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                    WRL                             WRL             WRL
                                                 AMERICAN           WRL            THIRD          CLARION           WRL
                                                  CENTURY           GE            AVENUE        REAL ESTATE       MARSICO
                                               INTERNATIONAL    U.S. EQUITY        VALUE        SECURITIES        GROWTH
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................       1,326           2,480             3,042          1,700            664
                                                 ========        ========       ===========      =========       ========
    Cost.....................................    $ 11,549        $ 36,268       $    42,642      $  19,813       $  5,021
                                                 ========        ========       ===========      =========       ========
  Investment, at net asset value.............    $  7,972        $ 26,762       $    37,689      $  19,392       $  4,460
  Dividend receivable........................           0               0                 0              0              0
  Transfers receivable from depositor........           2              12                 0            172              4
                                                 --------        --------       -----------      ---------       --------
    Total assets.............................       7,974          26,774            37,689         19,564          4,464
                                                 --------        --------       -----------      ---------       --------
LIABILITIES:
  Accrued expenses...........................           0               0                 0              0              0
  Transfers payable to depositor.............           0               0                33              0              0
                                                 --------        --------       -----------      ---------       --------
    Total liabilities........................           0               0                33              0              0
                                                 --------        --------       -----------      ---------       --------
    Net assets...............................    $  7,974        $ 26,774       $    37,656      $  19,564       $  4,464
                                                 ========        ========       ===========      =========       ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $  7,974        $ 26,774       $    37,656      $  19,564       $  4,464
  Depositor's equity.........................           0               0                 0              0              0
                                                 --------        --------       -----------      ---------       --------
    Net assets applicable to units
      outstanding............................    $  7,974        $ 26,774       $    37,656      $  19,564       $  4,464
                                                 ========        ========       ===========      =========       ========
  Policy owners' units.......................       1,082           2,109             2,882          1,671            694
  Depositor's units..........................           0               0                 0              0              0
                                                 --------        --------       -----------      ---------       --------
    Units outstanding........................       1,082           2,109             2,882          1,671            694
                                                 ========        ========       ===========      =========       ========
    Accumulation unit value..................    $   7.37        $  12.70       $     13.07      $   11.71       $   6.43
                                                 ========        ========       ===========      =========       ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                               WRL
                                                             T. ROWE        WRL                       WRL
                                                  WRL         PRICE       T. ROWE        WRL          PBHG
                                                 MUNDER      DIVIDEND      PRICE       SALOMON      MID CAP
                                                 NET50        GROWTH     SMALL CAP     ALL CAP       GROWTH
                                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................       490          588          837         2,843        3,760
                                                =======      =======      =======      ========     ========
    Cost.....................................   $ 2,622      $ 5,300      $ 8,264      $ 36,191     $ 51,708
                                                =======      =======      =======      ========     ========
  Investment, at net asset value.............   $ 2,435      $ 4,589      $ 6,667      $ 27,581     $ 25,982
  Dividend receivable........................         0            0            0             0            0
  Transfers receivable from depositor........         4            5            0             2           19
                                                -------      -------      -------      --------     --------
    Total assets.............................     2,439        4,594        6,667        27,583       26,001
                                                -------      -------      -------      --------     --------
LIABILITIES:
  Accrued expenses...........................         0            0            0             0            0
  Transfers payable to depositor.............         0            0            0             0            0
                                                -------      -------      -------      --------     --------
    Total liabilities........................         0            0            0             0            0
                                                -------      -------      -------      --------     --------
    Net assets...............................   $ 2,439      $ 4,594      $ 6,667      $ 27,583     $ 26,001
                                                =======      =======      =======      ========     ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................   $ 2,439      $ 4,594      $ 6,667      $ 27,583     $ 26,001
  Depositor's equity.........................         0            0            0             0            0
                                                -------      -------      -------      --------     --------
    Net assets applicable to units
      outstanding............................   $ 2,439      $ 4,594      $ 6,667      $ 27,583     $ 26,001
                                                =======      =======      =======      ========     ========
  Policy owners' units.......................       501          603          927         2,912        4,256
  Depositor's units..........................         0            0            0             0            0
                                                -------      -------      -------      --------     --------
    Units outstanding........................       501          603          927         2,912        4,256
                                                =======      =======      =======      ========     ========
    Accumulation unit value..................   $  4.87      $  7.62      $  7.20      $   9.47     $   6.11
                                                =======      =======      =======      ========     ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                  WRL             WRL             WRL             WRL
                                                  WRL          VALUE LINE        GREAT           GREAT           GREAT
                                                DREYFUS        AGGRESSIVE      COMPANIES -     COMPANIES -     COMPANIES -
                                                MID CAP          GROWTH        AMERICA(SM)     TECHNOLOGY(SM)  GLOBAL(2)
                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................         964             213           4,596           1,957             732
                                                 ========         =======        ========         =======         =======
    Cost.....................................    $ 10,910         $ 1,581        $ 54,535         $ 7,108         $ 4,662
                                                 ========         =======        ========         =======         =======
  Investment, at net asset value.............    $  9,500         $ 1,327        $ 36,217         $ 5,147         $ 4,079
  Dividend receivable........................           0               0               0               0               0
  Transfers receivable from depositor........           0               4              19              48               5
                                                 --------         -------        --------         -------         -------
    Total assets.............................       9,500           1,331          36,236           5,195           4,084
                                                 --------         -------        --------         -------         -------
LIABILITIES:
  Accrued expenses...........................           0               0               0               0               0
  Transfers payable to depositor.............           2               0               0               0               0
                                                 --------         -------        --------         -------         -------
    Total liabilities........................           2               0               0               0               0
                                                 --------         -------        --------         -------         -------
    Net assets...............................    $  9,498         $ 1,331        $ 36,236         $ 5,195         $ 4,084
                                                 ========         =======        ========         =======         =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $  9,498         $ 1,210        $ 36,081         $ 5,144         $ 4,070
  Depositor's equity.........................           0             121             155              51              14
                                                 --------         -------        --------         -------         -------
    Net assets applicable to units
      outstanding............................    $  9,498         $ 1,331        $ 36,236         $ 5,195         $ 4,084
                                                 ========         =======        ========         =======         =======
  Policy owners' units.......................       1,016             199           4,663           2,003             745
  Depositor's units..........................           0              20              20              20               3
                                                 --------         -------        --------         -------         -------
    Units outstanding........................       1,016             219           4,683           2,023             748
                                                 ========         =======        ========         =======         =======
    Accumulation unit value..................    $   9.35         $  6.08        $   7.74         $  2.57         $  5.46
                                                 ========         =======        ========         =======         =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                     WRL                WRL                WRL                WRL
                                                   GABELLI              LKCM           CONSERVATIVE         MODERATE
                                                    GLOBAL            CAPITAL             ASSET              ASSET
                                                    GROWTH             GROWTH           ALLOCATION         ALLOCATION
                                                  SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................         1,592               257                465               1,217
                                                   ========           =======            =======            ========
    Cost.....................................      $ 12,713           $ 1,172            $ 4,167            $ 10,784
                                                   ========           =======            =======            ========
  Investment, at net asset value.............      $ 10,841           $   775            $ 4,230            $ 10,725
  Dividend receivable........................             0                 0                  0                   0
  Transfers receivable from depositor........            11                 0                146                  53
                                                   --------           -------            -------            --------
    Total assets.............................        10,852               775              4,376              10,778
                                                   --------           -------            -------            --------
LIABILITIES:
  Accrued expenses...........................             0                 0                  0                   0
  Transfers payable to depositor.............             0                 0                  0                   0
                                                   --------           -------            -------            --------
    Total liabilities........................             0                 0                  0                   0
                                                   --------           -------            -------            --------
    Net assets...............................      $ 10,852           $   775            $ 4,376            $ 10,778
                                                   ========           =======            =======            ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $ 10,836           $   768            $ 4,353            $ 10,756
  Depositor's equity.........................            16                 7                 23                  22
                                                   --------           -------            -------            --------
    Net assets applicable to units
      outstanding............................      $ 10,852           $   775            $ 4,376            $ 10,778
                                                   ========           =======            =======            ========
  Policy owners' units.......................         1,616               268                481               1,228
  Depositor's units..........................             3                 3                  3                   3
                                                   --------           -------            -------            --------
    Units outstanding........................         1,619               271                484               1,231
                                                   ========           =======            =======            ========
    Accumulation unit value..................      $   6.70           $  2.86            $  9.04            $   8.76
                                                   ========           =======            =======            ========

                                                     WRL
                                                  MODERATELY
                                                  AGGRESSIVE
                                               ASSET ALLOCATION
                                                  SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................         1,760
                                                   ========
    Cost.....................................      $ 15,204
                                                   ========
  Investment, at net asset value.............      $ 14,996
  Dividend receivable........................             0
  Transfers receivable from depositor........            58
                                                   --------
    Total assets.............................        15,054
                                                   --------
LIABILITIES:
  Accrued expenses...........................             0
  Transfers payable to depositor.............             0
                                                   --------
    Total liabilities........................             0
                                                   --------
    Net assets...............................      $ 15,054
                                                   ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $ 15,033
  Depositor's equity.........................            21
                                                   --------
    Net assets applicable to units
      outstanding............................      $ 15,054
                                                   ========
  Policy owners' units.......................         1,775
  Depositor's units..........................             3
                                                   --------
    Units outstanding........................         1,778
                                                   ========
    Accumulation unit value..................      $   8.47
                                                   ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                   WRL                                          WRL
                                                AGGRESSIVE        WRL            WRL        TRANSAMERICA       WRL
                                                  ASSET          PIMCO          JANUS       CONVERTIBLE    TRANSAMERICA
                                                ALLOCATION    TOTAL RETURN     BALANCED      SECURITIES       EQUITY
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................        825            695            251             33            199
                                                 =======        =======        =======        =======        =======
    Cost.....................................    $ 6,952        $ 7,086        $ 2,385        $   314        $ 2,767
                                                 =======        =======        =======        =======        =======
  Investment, at net asset value.............    $ 6,740        $ 7,380        $ 2,380        $   311        $ 2,740
  Dividend receivable........................          0              0              0              0              0
  Transfers receivable from depositor........         11              0              0              0             41
                                                 -------        -------        -------        -------        -------
    Total assets.............................      6,751          7,380          2,380            311          2,781
                                                 -------        -------        -------        -------        -------
LIABILITIES:
  Accrued expenses...........................          0              0              0              0              0
  Transfers payable to depositor.............          0              4             61              0              0
                                                 -------        -------        -------        -------        -------
    Total liabilities........................          0              4             61              0              0
                                                 -------        -------        -------        -------        -------
    Net assets...............................    $ 6,751        $ 7,376        $ 2,319        $   311        $ 2,781
                                                 =======        =======        =======        =======        =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $ 6,731        $ 7,349        $ 2,295        $   288        $ 2,759
  Depositor's equity.........................         20             27             24             23             22
                                                 -------        -------        -------        -------        -------
    Net assets applicable to units
      outstanding............................    $ 6,751        $ 7,376        $ 2,319        $   311        $ 2,781
                                                 =======        =======        =======        =======        =======
  Policy owners' units.......................        828            696            243             31            323
  Depositor's units..........................          3              3              3              3              3
                                                 -------        -------        -------        -------        -------
    Units outstanding........................        831            699            246             34            326
                                                 =======        =======        =======        =======        =======
    Accumulation unit value..................    $  8.12        $ 10.56        $  9.43        $  9.26        $  8.53
                                                 =======        =======        =======        =======        =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                     WRL                                 WRL               WRL
                                                TRANSAMERICA           WRL          TRANSAMERICA       J.P. MORGAN
                                                   GROWTH            CAPITAL       U.S. GOVERNMENT      ENHANCED
                                                OPPORTUNITIES    GUARDIAN VALUE      SECURITIES           INDEX
                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................           58               14                 18                 5
                                                   =======           ======            =======           =======
    Cost.....................................      $   562           $  206            $   215           $    55
                                                   =======           ======            =======           =======
  Investment, at net asset value.............      $   552           $  181            $   221           $    50
  Dividend receivable........................            0                0                  0                 0
  Transfers receivable from depositor........            0                0                  0                 0
                                                   -------           ------            -------           -------
    Total assets.............................          552              181                221                50
                                                   -------           ------            -------           -------
LIABILITIES:
  Accrued expenses...........................            0                0                  0                 0
  Transfers payable to depositor.............            0                0                  0                 0
                                                   -------           ------            -------           -------
    Total liabilities........................            0                0                  0                 0
                                                   -------           ------            -------           -------
    Net assets...............................      $   552           $  181            $   221           $    50
                                                   =======           ======            =======           =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $   532           $  161            $   195           $    30
  Depositor's equity.........................           20               20                 26                20
                                                   -------           ------            -------           -------
    Net assets applicable to units
      outstanding............................      $   552           $  181            $   221           $    50
                                                   =======           ======            =======           =======
  Policy owners' units.......................           67               20                 18                 3
  Depositor's units..........................            3                3                  3                 3
                                                   -------           ------            -------           -------
    Units outstanding........................           70               23                 21                 6
                                                   =======           ======            =======           =======
    Accumulation unit value..................      $  7.92           $ 7.91            $ 10.47           $  8.11
                                                   =======           ======            =======           =======

                                                     WRL
                                                   CAPITAL
                                                  GUARDIAN
                                                 U.S. EQUITY
                                                 SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................          20
                                                   ======
    Cost.....................................      $  158
                                                   ======
  Investment, at net asset value.............      $  144
  Dividend receivable........................           0
  Transfers receivable from depositor........           0
                                                   ------
    Total assets.............................         144
                                                   ------
LIABILITIES:
  Accrued expenses...........................           0
  Transfers payable to depositor.............           0
                                                   ------
    Total liabilities........................           0
                                                   ------
    Net assets...............................      $  144
                                                   ======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $  124
  Depositor's equity.........................          20
                                                   ------
    Net assets applicable to units
      outstanding............................      $  144
                                                   ======
  Policy owners' units.......................          15
  Depositor's units..........................           3
                                                   ------
    Units outstanding........................          18
                                                   ======
    Accumulation unit value..................      $ 8.04
                                                   ======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                FIDELITY VIP
                                                   GROWTH       FIDELITY VIP    FIDELITY VIP
                                                OPPORTUNITIES   CONTRAFUND(R)   EQUITY-INCOME
                                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................          158             365             342
                                                   =======         =======         =======
    Cost.....................................      $ 2,153         $ 7,018         $ 7,287
                                                   =======         =======         =======
  Investment, at net asset value.............      $ 1,844         $ 6,549         $ 6,162
  Dividend receivable........................            0               0               0
  Transfers receivable from depositor........            1               3               5
                                                   -------         -------         -------
    Total assets.............................        1,845           6,552           6,167
                                                   -------         -------         -------
LIABILITIES:
  Accrued expenses...........................            0               0               0
  Transfers payable to depositor.............            0               0               0
                                                   -------         -------         -------
    Total liabilities........................            0               0               0
                                                   -------         -------         -------
    Net assets...............................      $ 1,845         $ 6,552         $ 6,167
                                                   =======         =======         =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $ 1,831         $ 6,534         $ 6,167
  Depositor's equity.........................           14              18               0
                                                   -------         -------         -------
    Net assets applicable to units
      outstanding............................      $ 1,845         $ 6,552         $ 6,167
                                                   =======         =======         =======
  Policy owners' units.......................          326             895             728
  Depositor's units..........................            3               3               0
                                                   -------         -------         -------
    Units outstanding........................          329             898             728
                                                   =======         =======         =======
    Accumulation unit value..................      $  5.60         $  7.29         $  8.48
                                                   =======         =======         =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)

                                                                                                         WRL
                                                 WRL           WRL          WRL           WRL            LKCM
                                             TRANSAMERICA     AEGON        JANUS         JANUS        STRATEGIC
                                             MONEY MARKET      BOND        GROWTH        GLOBAL      TOTAL RETURN
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $    1,262    $   1,990    $        0    $    7,028      $  2,660
                                              ----------    ---------    ----------    ----------      --------
EXPENSES:
  Mortality and expense risk..............           792          454         5,012         2,359           785
                                              ----------    ---------    ----------    ----------      --------
    Net investment income (loss)..........           470        1,536        (5,012)        4,669         1,875
                                              ----------    ---------    ----------    ----------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................             0          512       (12,389)       (5,899)          878
  Realized gain distributions.............             0            0             0             0             0
  Change in unrealized appreciation
    (depreciation)........................             0        2,261      (197,834)      (81,748)      (13,559)
                                              ----------    ---------    ----------    ----------      --------
    Net gain (loss) on investment
      securities..........................             0        2,773      (210,223)      (87,647)      (12,681)
                                              ----------    ---------    ----------    ----------      --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $      470    $   4,309    $ (215,235)   $  (82,978)     $(10,806)
                                              ==========    =========    ==========    ==========      ========

                                                 WRL           WRL          WRL           WRL
                                              VAN KAMPEN      ALGER      FEDERATED    TRANSAMERICA       WRL
                                               EMERGING     AGGRESSIVE    GROWTH &       VALUE         PBHG/NWQ
                                                GROWTH        GROWTH       INCOME       BALANCED     VALUE SELECT
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $      285    $       0    $    4,516    $    1,949      $    701
                                              ----------    ---------    ----------    ----------      --------
EXPENSES:
  Mortality and expense risk..............         2,820        1,818           663           465           289
                                              ----------    ---------    ----------    ----------      --------
    Net investment income (loss)..........        (2,535)      (1,818)        3,853         1,484           412
                                              ----------    ---------    ----------    ----------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................      (112,559)      (9,541)          978        (1,178)         (705)
  Realized gain distributions.............             0            0           935         1,757           462
  Change in unrealized appreciation
    (depreciation)........................       (15,225)     (77,324)       (6,777)      (11,078)       (5,665)
                                              ----------    ---------    ----------    ----------      --------
    Net gain (loss) on investment
      securities..........................      (127,784)     (86,865)       (4,864)      (10,499)       (5,908)
                                              ----------    ---------    ----------    ----------      --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $ (130,319)   $ (88,683)   $   (1,011)   $   (9,015)     $ (5,496)
                                              ==========    =========    ==========    ==========      ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)

                                                  WRL                             WRL           WRL
                                               AMERICAN            WRL           THIRD        CLARION        WRL
                                                CENTURY            GE            AVENUE     REAL ESTATE    MARSICO
                                             INTERNATIONAL     U.S. EQUITY       VALUE      SECURITIES      GROWTH
                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................     $     26         $    132        $    706     $    276      $      4
                                               --------         --------        --------     --------      --------
EXPENSES:
  Mortality and expense risk..............           76              260             348          131            33
                                               --------         --------        --------     --------      --------
    Net investment income (loss)..........          (50)            (128)            358          145           (29)
                                               --------         --------        --------     --------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................       (2,143)            (618)            (41)         273          (631)
  Realized gain distributions.............            0                0             497           18             0
  Change in unrealized appreciation
    (depreciation)........................          116           (6,109)         (6,894)        (698)         (554)
                                               --------         --------        --------     --------      --------
    Net gain (loss) on investment
      securities..........................       (2,027)          (6,727)         (6,438)        (407)       (1,185)
                                               --------         --------        --------     --------      --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................     $ (2,077)        $ (6,855)       $ (6,080)    $   (262)     $ (1,214)
                                               ========         ========        ========     ========      ========

                                                                   WRL            WRL                       WRL
                                                  WRL            T. ROWE        T. ROWE        WRL          PBHG
                                                MUNDER            PRICE          PRICE       SALOMON      MID CAP
                                                 NET50       DIVIDEND GROWTH   SMALL CAP     ALL CAP       GROWTH
                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................     $      0          $   20         $      0     $    324    $       0
                                               --------          ------         --------     --------    ---------
EXPENSES:
  Mortality and expense risk..............           19              35               61          272          258
                                               --------          ------         --------     --------    ---------
    Net investment income (loss)..........          (19)            (15)             (61)          52         (258)
                                               --------          ------         --------     --------    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................       (1,455)            (65)            (684)      (1,188)      (8,272)
  Realized gain distributions.............            0               0                0           56            0
  Change in unrealized appreciation
    (depreciation)........................          375            (757)          (1,640)      (8,330)      (1,583)
                                               --------          ------         --------     --------    ---------
    Net gain (loss) on investment
      securities..........................       (1,080)           (822)          (2,324)      (9,462)      (9,855)
                                               --------          ------         --------     --------    ---------
      Net increase (decrease) in net
         assets resulting from
         operations.......................     $ (1,099)         $ (837)        $ (2,385)    $ (9,410)   $ (10,113)
                                               ========          ======         ========     ========    =========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)

                                                                                    WRL                WRL                WRL
                                                WRL              WRL               GREAT              GREAT              GREAT
                                              DREYFUS        VALUE LINE         COMPANIES -        COMPANIES -        COMPANIES -
                                              MID CAP     AGGRESSIVE GROWTH     AMERICA(SM)       TECHNOLOGY(SM)       GLOBAL(2)
                                             SUBACCOUNT      SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $      4         $     0            $     78           $      0           $     2
                                              --------         -------            --------           --------           -------
EXPENSES:
  Mortality and expense risk..............          81              12                 257                 49                29
                                              --------         -------            --------           --------           -------
    Net investment income (loss)..........         (77)            (12)               (179)               (49)              (27)
                                              --------         -------            --------           --------           -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................        (336)           (210)             (5,335)            (2,577)             (219)
  Realized gain distributions.............           0               0                   0                  0                 0
  Change in unrealized appreciation
    (depreciation)........................      (1,412)           (139)             (1,336)              (197)             (552)
                                              --------         -------            --------           --------           -------
    Net gain (loss) on investment
      securities..........................      (1,748)           (349)             (6,671)            (2,774)             (771)
                                              --------         -------            --------           --------           -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $ (1,825)        $  (361)           $ (6,850)          $ (2,823)          $  (798)
                                              ========         =======            ========           ========           =======

                                                WRL              WRL                                                      WRL
                                              GABELLI           LKCM                WRL                WRL             MODERATELY
                                               GLOBAL          CAPITAL          CONSERVATIVE         MODERATE          AGGRESSIVE
                                               GROWTH          GROWTH         ASSET ALLOCATION   ASSET ALLOCATION   ASSET ALLOCATION
                                             SUBACCOUNT      SUBACCOUNT        SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................    $     38         $     0            $      0           $      0           $     0
                                              --------         -------            --------           --------           -------
EXPENSES:
  Mortality and expense risk..............          84               7                  13                 30                38
                                              --------         -------            --------           --------           -------
    Net investment income (loss)..........         (46)             (7)                (13)               (30)              (38)
                                              --------         -------            --------           --------           -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................        (181)           (229)                (22)               (39)              (39)
  Realized gain distributions.............           0               0                   0                  0                 0
  Change in unrealized appreciation
    (depreciation)........................      (1,493)           (430)                 63                (59)             (208)
                                              --------         -------            --------           --------           -------
    Net gain (loss) on investment
      securities..........................      (1,674)           (659)                 41                (98)             (247)
                                              --------         -------            --------           --------           -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $ (1,720)        $  (666)           $     28           $   (128)          $  (285)
                                              ========         =======            ========           ========           =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)

                                                                                                    WRL
                                                  WRL               WRL             WRL        TRANSAMERICA
                                               AGGRESSIVE          PIMCO           JANUS        CONVERTIBLE
                                            ASSET ALLOCATION   TOTAL RETURN      BALANCED       SECURITIES
                                             SUBACCOUNT(1)     SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................       $    0            $   0           $   0           $  0
                                                 ------            -----           -----           ----
EXPENSES:
  Mortality and expense risk..............           19               28               6              1
                                                 ------            -----           -----           ----
    Net investment income (loss)..........          (19)             (28)             (6)            (1)
                                                 ------            -----           -----           ----
REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) on investment
    securities............................          (36)              38             (27)            (5)
  Realized gain distributions.............            0                0               0              0
  Change in unrealized appreciation
    (depreciation)........................         (212)             294              (5)            (3)
                                                 ------            -----           -----           ----
    Net gain (loss) on investment
      securities..........................         (248)             332             (32)            (8)
                                                 ------            -----           -----           ----

      Net increase (decrease) in net
         assets resulting from
         operations.......................       $ (267)           $ 304           $ (38)          $ (9)
                                                 ======            =====           =====           ====

                                                                 WRL
                                                 WRL        TRANSAMERICA         WRL
                                            TRANSAMERICA       GROWTH          CAPITAL
                                               EQUITY       OPPORTUNITIES   GUARDIAN VALUE
                                            SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................      $   0           $   0           $  10
                                                -----           -----           -----
EXPENSES:
  Mortality and expense risk..............          8               2               1
                                                -----           -----           -----
    Net investment income (loss)..........         (8)             (2)              9
                                                -----           -----           -----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................        (20)            (17)            (36)
  Realized gain distributions.............          0               0               0
  Change in unrealized appreciation
    (depreciation)........................        (27)            (10)            (25)
                                                -----           -----           -----
    Net gain (loss) on investment
      securities..........................        (47)            (27)            (61)
                                                -----           -----           -----
      Net increase (decrease) in net
         assets resulting from
         operations.......................      $ (55)          $ (29)          $ (52)
                                                =====           =====           =====

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)

                                                  WRL               WRL              WRL
                                             TRANSAMERICA       J.P. MORGAN        CAPITAL
                                            U.S. GOVERNMENT      ENHANCED          GUARDIAN
                                              SECURITIES           INDEX         U.S. EQUITY
                                             SUBACCOUNT(1)     SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................      $     1           $     0          $     1
                                                -------           -------          -------
EXPENSES:
  Mortality and expense risk..............            1                 0                1
                                                -------           -------          -------
    Net investment income (loss)..........            0                 0                0
                                                -------           -------          -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................            0                 0              (22)
  Realized gain distributions.............            0                 0                0
  Change in unrealized appreciation
    (depreciation)........................            6                (5)             (14)
                                                -------           -------          -------
    Net gain (loss) on investment
      securities..........................            6                (5)             (36)
                                                -------           -------          -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................      $     6           $    (5)         $   (36)
                                                =======           =======          =======

                                              FIDELITY VIP                       FIDELITY VIP
                                                 GROWTH         FIDELITY VIP       EQUITY -
                                             OPPORTUNITIES      CONTRAFUND(R)       INCOME
                                               SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................      $    11            $    25         $    74
                                                -------            -------         -------
EXPENSES:
  Mortality and expense risk..............           14                 48              49
                                                -------            -------         -------
    Net investment income (loss)..........           (3)               (23)             25
                                                -------            -------         -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................          (98)              (191)           (154)
  Realized gain distributions.............            0                  0              91
  Change in unrealized appreciation
    (depreciation)........................         (282)              (433)         (1,102)
                                                -------            -------         -------
    Net gain (loss) on investment
      securities..........................         (380)              (624)         (1,165)
                                                -------            -------         -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................      $  (383)           $  (647)        $(1,140)
                                                =======            =======         =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                               WRL                    WRL                     WRL
                                                          TRANSAMERICA               AEGON                   JANUS
                                                          MONEY MARKET               BOND                    GROWTH
                                                           SUBACCOUNT             SUBACCOUNT               SUBACCOUNT
                                                      ---------------------   -------------------   ------------------------
                                                          DECEMBER 31,           DECEMBER 31,             DECEMBER 31,
                                                      ---------------------   -------------------   ------------------------
                                                        2002        2001        2002       2001        2002         2001
                                                      ---------   ---------   --------   --------   ----------   -----------
OPERATIONS:
  Net investment income (loss).....................   $     470   $   1,940   $  1,536   $    (88)  $   (5,012)  $    (6,861)
  Net gain (loss) on investment securities.........           0           0      2,773      2,274     (210,223)     (274,731)
                                                      ---------   ---------   --------   --------   ----------   -----------
  Net increase (decrease) in net assets resulting
    from operations................................         470       1,940      4,309      2,186     (215,235)     (281,592)
                                                      ---------   ---------   --------   --------   ----------   -----------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      28,184      31,666     19,850     21,257       80,390       126,273
                                                      ---------   ---------   --------   --------   ----------   -----------
  Less cost of units redeemed:
    Administrative charges.........................       7,315       4,916      4,658      3,034       67,288        71,004
    Policy loans...................................       1,698       2,096        514        586            0        10,816
    Surrender benefits.............................       8,517       4,288      2,237        977       22,526        22,233
    Death benefits.................................         153         168        148         72          996         1,980
                                                      ---------   ---------   --------   --------   ----------   -----------
                                                         17,683      11,468      7,557      4,669       90,810       106,033
                                                      ---------   ---------   --------   --------   ----------   -----------
    Increase (decrease) in net assets from capital
      unit transactions............................      10,501      20,198     12,293     16,588      (10,420)       20,240
                                                      ---------   ---------   --------   --------   ----------   -----------
    Net increase (decrease) in net assets..........      10,971      22,138     16,602     18,774     (225,655)     (261,352)
  Depositor's equity contribution..................           0           0          0          0            0             0
NET ASSETS:
  Beginning of year................................      82,417      60,279     44,709     25,935      699,663       961,015
                                                      ---------   ---------   --------   --------   ----------   -----------
  End of year......................................   $  93,388   $  82,417   $ 61,311   $ 44,709   $  474,008   $   699,663
                                                      =========   =========   ========   ========   ==========   ===========
UNIT ACTIVITY:
  Units outstanding - beginning of year............       4,349       3,278      1,725      1,072        9,583         9,366
  Units issued.....................................       8,745      27,105      1,543      1,365        3,597         4,247
  Units redeemed...................................      (8,193)    (26,034)    (1,097)      (712)      (3,832)       (4,030)
                                                      ---------   ---------   --------   --------   ----------   -----------
  Units outstanding - end of year..................       4,901       4,349      2,171      1,725        9,348         9,583
                                                      =========   =========   ========   ========   ==========   ===========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                                       WRL
                                                               WRL                     LKCM                     WRL
                                                              JANUS                 STRATEGIC               VAN KAMPEN
                                                              GLOBAL               TOTAL RETURN           EMERGING GROWTH
                                                            SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                                      ----------------------   --------------------   -----------------------
                                                           DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                      ----------------------   --------------------   -----------------------
                                                        2002         2001        2002       2001         2002         2001
                                                      ---------   ----------   --------   ---------   ----------   ----------
OPERATIONS:
  Net investment income (loss).....................   $   4,669   $       35   $  1,875   $    (413)  $   (2,535)  $   (3,594)
  Net gain (loss) on investment securities.........     (87,647)     (97,544)   (12,681)     (2,662)    (127,784)    (195,822)
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Net increase (decrease) in net assets resulting
    from operations................................     (82,978)     (97,509)   (10,806)     (3,075)    (130,319)    (199,416)
                                                      ---------   ----------   --------   ---------   ----------   ----------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      28,004       47,977      8,019      12,375       45,407       64,879
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Less cost of units redeemed:
    Administrative charges.........................      28,362       31,569      8,198       8,111       35,720       38,288
    Policy loans...................................         921        4,476        440       1,157        1,402        6,127
    Surrender benefits.............................      10,567       10,117      3,860       2,908       13,454       13,487
    Death benefits.................................         323          503        236         259          456          860
                                                      ---------   ----------   --------   ---------   ----------   ----------
                                                         40,173       46,665     12,734      12,435       51,032       58,762
                                                      ---------   ----------   --------   ---------   ----------   ----------
    Increase (decrease) in net assets from capital
      unit transactions............................     (12,169)       1,312     (4,715)        (60)      (5,625)       6,117
                                                      ---------   ----------   --------   ---------   ----------   ----------
    Net increase (decrease) in net assets..........     (95,147)     (96,197)   (15,521)     (3,135)    (135,944)    (193,299)
  Depositor's equity contribution..................           0            0          0           0            0            0
NET ASSETS:
  Beginning of year................................     313,912      410,109     95,331      98,466      386,903      580,202
                                                      ---------   ----------   --------   ---------   ----------   ----------
  End of year......................................   $ 218,765   $  313,912   $ 79,810   $  95,331   $  250,959   $  386,903
                                                      =========   ==========   ========   =========   ==========   ==========
UNIT ACTIVITY:
  Units outstanding - beginning of year............      12,912       12,899      4,517       4,523       10,305       10,226
  Units issued.....................................       3,858        3,942      1,138       1,239        4,184        7,855
  Units redeemed...................................      (4,496)      (3,929)    (1,389)     (1,245)      (4,413)      (7,776)
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Units outstanding - end of year..................      12,274       12,912      4,266       4,517       10,076       10,305
                                                      =========   ==========   ========   =========   ==========   ==========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                               WRL                     WRL                   WRL
                                                              ALGER                 FEDERATED           TRANSAMERICA
                                                        AGGRESSIVE GROWTH        GROWTH & INCOME       VALUE BALANCED
                                                            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                                      ----------------------   -------------------   -------------------
                                                           DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                      ----------------------   -------------------   -------------------
                                                        2002         2001        2002       2001       2002       2001
                                                      ---------   ----------   --------   --------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $  (1,818)  $   (2,225)  $  3,853   $    404   $  1,484   $    217
  Net gain (loss) on investment securities.........     (86,865)     (47,770)    (4,864)     4,997    (10,499)        91
                                                      ---------   ----------   --------   --------   --------   --------
  Net increase (decrease) in net assets
    resulting from operations......................     (88,683)     (49,995)    (1,011)     5,401     (9,015)       308
                                                      ---------   ----------   --------   --------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      40,020       57,462     33,512     31,343     31,611     13,027
                                                      ---------   ----------   --------   --------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      26,439       28,461      7,408      3,816      5,788      3,491
    Policy loans...................................         471        3,294        371        422        242        671
    Surrender benefits.............................       8,049        6,759      3,053      1,499      2,569      1,257
    Death benefits.................................         273          373        290         59        169        195
                                                      ---------   ----------   --------   --------   --------   --------
                                                         35,232       38,887     11,122      5,796      8,768      5,614
                                                      ---------   ----------   --------   --------   --------   --------
    Increase (decrease) in net assets
      from capital unit transactions...............       4,788       18,575     22,390     25,547     22,843      7,413
                                                      ---------   ----------   --------   --------   --------   --------
    Net increase (decrease) in net assets..........     (83,895)     (31,420)    21,379     30,948     13,828      7,721
  Depositor's equity contribution..................           0            0          0          0          0          0
NET ASSETS:
  Beginning of year................................     248,752      280,172     57,831     26,883     41,934     34,213
                                                      ---------   ----------   --------   --------   --------   --------
  End of year......................................   $ 164,857   $  248,752   $ 79,210   $ 57,831   $ 55,762   $ 41,934
                                                      =========   ==========   ========   ========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............       9,881        9,215      2,531      1,349      2,270      1,881
  Units issued.....................................       4,879        4,796      2,434      2,283      2,440      1,125
  Units redeemed...................................      (4,688)      (4,130)    (1,500)    (1,101)    (1,175)      (736)
                                                      ---------   ----------   --------   --------   --------   --------
  Units outstanding - end of year..................      10,072        9,881      3,465      2,531      3,535      2,270
                                                      =========   ==========   ========   ========   ========   ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                              WRL                   WRL                    WRL
                                                           PBHG/NWQ           AMERICAN CENTURY             GE
                                                         VALUE SELECT          INTERNATIONAL           U.S. EQUITY
                                                          SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                                      -------------------   --------------------   -------------------
                                                         DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                      -------------------   --------------------   -------------------
                                                        2002       2001       2002       2001        2002       2001
                                                      --------   --------   --------   ---------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $    412   $   (234)  $    (50)  $     192   $   (128)  $   (215)
  Net gain (loss) on investment securities.........     (5,908)      (693)    (2,027)     (2,435)    (6,727)    (2,933)
                                                      --------   --------   --------   ---------   --------   --------
  Net increase (decrease) in net assets resulting
    from operations................................     (5,496)      (927)    (2,077)     (2,243)    (6,855)    (3,148)
                                                      --------   --------   --------   ---------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      7,488      8,780      3,468       3,756      6,882      8,860
                                                      --------   --------   --------   ---------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      3,168      2,649      1,298       1,003      3,283      3,049
    Policy loans...................................        162        294         22          76         95        319
    Surrender benefits.............................      1,177        882        265         189        851        998
    Death benefits.................................         86         26         15           6         44         97
                                                      --------   --------   --------   ---------   --------   --------
                                                         4,593      3,851      1,600       1,274      4,273      4,463
                                                      --------   --------   --------   ---------   --------   --------
    Increase (decrease) in net assets from capital
      unit transactions............................      2,895      4,929      1,868       2,482      2,609      4,397
                                                      --------   --------   --------   ---------   --------   --------
    Net increase (decrease) in net assets..........     (2,601)     4,002       (209)        239     (4,246)     1,249
  Depositor's equity contribution..................          0          0          0           0          0          0
NET ASSETS:
  Beginning of year................................     32,890     28,888      8,183       7,944     31,020     29,771
                                                      --------   --------   --------   ---------   --------   --------
  End of year......................................   $ 30,289   $ 32,890   $  7,974   $   8,183   $ 26,774   $ 31,020
                                                      ========   ========   ========   =========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............      2,103      1,797        868         639      1,942      1,683
  Units issued.....................................      1,061      1,040        930         647      1,000      1,000
  Units redeemed...................................       (886)      (734)      (716)       (418)      (833)      (741)
                                                      --------   --------   --------   ---------   --------   --------
  Units outstanding - end of year..................      2,278      2,103      1,082         868      2,109      1,942
                                                      ========   ========   ========   =========   ========   ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                                    WRL
                                                              WRL                 CLARION                 WRL
                                                         THIRD AVENUE           REAL ESTATE             MARSICO
                                                             VALUE              SECURITIES              GROWTH
                                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                      -------------------   -------------------   -------------------
                                                         DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                                      -------------------   -------------------   -------------------
                                                        2002       2001       2002       2001       2002       2001
                                                      --------   --------   --------   --------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $    358   $   (202)  $    145   $     96   $    (29)  $     (2)
  Net gain (loss) on investment securities.........     (6,438)     1,396       (407)       308     (1,185)      (284)
                                                      --------   --------   --------   --------   --------   --------
  Net increase (decrease) in net assets resulting
    from operations................................     (6,080)     1,194       (262)       404     (1,214)      (286)
                                                      --------   --------   --------   --------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     14,963     19,475     14,584      5,874      2,591      2,717
                                                      --------   --------   --------   --------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      3,735      2,064      1,838        545        538        273
    Policy loans...................................        301        289         91        179          3          4
    Surrender benefits.............................      1,400        698        660        131        117         22
    Death benefits.................................        136          8         68          0          5          9
                                                      --------   --------   --------   --------   --------   --------
                                                         5,572      3,059      2,657        855        663        308
                                                      --------   --------   --------   --------   --------   --------
    Increase (decrease) in net assets from capital
      unit transactions............................      9,391     16,416     11,927      5,019      1,928      2,409
                                                      --------   --------   --------   --------   --------   --------
    Net increase (decrease) in net assets..........      3,311     17,610     11,665      5,423        714      2,123
  Depositor's equity contribution..................          0          0          0          0          0          0
NET ASSETS:
  Beginning of year................................     34,345     16,735      7,899      2,476      3,750      1,627
                                                      --------   --------   --------   --------   --------   --------
  End of year......................................   $ 37,656   $ 34,345   $ 19,564   $  7,899   $  4,464   $  3,750
                                                      ========   ========   ========   ========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............      2,296      1,177        693        239        428        158
  Units issued.....................................      2,107      2,223      2,043        945        863        552
  Units redeemed...................................     (1,521)    (1,104)    (1,065)      (491)      (597)      (282)
                                                      --------   --------   --------   --------   --------   --------
  Units outstanding - end of year..................      2,882      2,296      1,671        693        694        428
                                                      ========   ========   ========   ========   ========   ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                                 WRL                 WRL
                                                             WRL            T. ROWE PRICE       T. ROWE PRICE
                                                        MUNDER NET50       DIVIDEND GROWTH        SMALL CAP
                                                         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                      -----------------   -----------------   -----------------
                                                        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                      -----------------   -----------------   -----------------
                                                       2002      2001      2002      2001      2002      2001
                                                      -------   -------   -------   -------   -------   -------
OPERATIONS:
  Net investment income (loss).....................   $   (19)  $    (7)  $   (15)  $   (19)  $   (61)  $   (35)
  Net gain (loss) on investment securities.........    (1,080)     (862)     (822)      (19)   (2,324)     (275)
                                                      -------   -------   -------   -------   -------   -------
  Net increase (decrease) in net assets resulting
    from operations................................    (1,099)     (869)     (837)      (38)   (2,385)     (310)
                                                      -------   -------   -------   -------   -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     1,112     3,046     2,656     2,751     3,498     5,178
                                                      -------   -------   -------   -------   -------   -------
  Less cost of units redeemed:
    Administrative charges.........................       317       187       519       224       878       462
    Policy loans...................................         0        17        25         3        76        27
    Surrender benefits.............................        57        31        93        51       324       113
    Death benefits.................................         4         0         7         1         0         2
                                                      -------   -------   -------   -------   -------   -------
                                                          378       235       644       279     1,278       604
                                                      -------   -------   -------   -------   -------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................       734     2,811     2,012     2,472     2,220     4,574
                                                      -------   -------   -------   -------   -------   -------
    Net increase (decrease) in net assets..........      (365)    1,942     1,175     2,434      (165)    4,264
  Depositor's equity contribution..................         0         0         0         0         0         0
NET ASSETS:
  Beginning of year................................     2,804       862     3,419       985     6,832     2,568
                                                      -------   -------   -------   -------   -------   -------
  End of year......................................   $ 2,439   $ 2,804   $ 4,594   $ 3,419   $ 6,667   $ 6,832
                                                      =======   =======   =======   =======   =======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............       351        80       361        99       684       230
  Units issued.....................................       771       453       529       484     1,055       898
  Units redeemed...................................      (621)     (182)     (287)     (222)     (812)     (444)
                                                      -------   -------   -------   -------   -------   -------
  Units outstanding - end of year..................       501       351       603       361       927       684
                                                      =======   =======   =======   =======   =======   =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                              WRL                   WRL                  WRL
                                                            SALOMON                PBHG                DREYFUS
                                                            ALL CAP           MID CAP GROWTH           MID CAP
                                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                      -------------------   -------------------   ------------------
                                                         DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                                      -------------------   -------------------   ------------------
                                                        2002       2001       2002       2001       2002      2001
                                                      --------   --------   --------   --------   --------   -------
OPERATIONS:
  Net investment income (loss).....................   $     52   $    189   $   (258)  $   (288)  $    (77)  $    17
  Net gain (loss) on investment securities.........     (9,462)      (476)    (9,855)   (15,752)    (1,748)     (142)
                                                      --------   --------   --------   --------   --------   -------
  Net increase (decrease) in net assets resulting
    from operations................................     (9,410)      (287)   (10,113)   (16,040)    (1,825)     (125)
                                                      --------   --------   --------   --------   --------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     11,953     26,248      9,414     15,784      7,429     4,160
                                                      --------   --------   --------   --------   --------   -------
  Less cost of units redeemed:
    Administrative charges.........................      4,191      2,370      5,227      5,547        956       404
    Policy loans...................................        144        402        164        417         20        29
    Surrender benefits.............................        941        646        744        530        442        85
    Death benefits.................................        210         89         32         85         13         3
                                                      --------   --------   --------   --------   --------   -------
                                                         5,486      3,507      6,167      6,579      1,431       521
                                                      --------   --------   --------   --------   --------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................      6,467     22,741      3,247      9,205      5,998     3,639
                                                      --------   --------   --------   --------   --------   -------
    Net increase (decrease) in net assets..........     (2,943)    22,454     (6,866)    (6,835)     4,173     3,514
  Depositor's equity contribution..................          0          0          0          0          0         0
NET ASSETS:
  Beginning of year................................     30,526      8,072     32,867     39,702      5,325     1,811
                                                      --------   --------   --------   --------   --------   -------
  End of year......................................   $ 27,583   $ 30,526   $ 26,001   $ 32,867   $  9,498   $ 5,325
                                                      ========   ========   ========   ========   ========   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............      2,405        643      3,818      2,929        493       159
  Units issued.....................................      2,208      2,831      2,861      3,589      1,315       636
  Units redeemed...................................     (1,701)    (1,069)    (2,423)    (2,700)      (792)     (302)
                                                      --------   --------   --------   --------   --------   -------
  Units outstanding - end of year..................      2,912      2,405      4,256      3,818      1,016       493
                                                      ========   ========   ========   ========   ========   =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                                  WRL                  WRL
                                                             WRL                 GREAT                GREAT
                                                         VALUE LINE           COMPANIES -          COMPANIES -
                                                      AGGRESSIVE GROWTH       AMERICA(SM)        TECHNOLOGY(SM)
                                                         SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                      -----------------   -------------------   -----------------
                                                        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                      -----------------   -------------------   -----------------
                                                       2002      2001       2002       2001      2002      2001
                                                      -------   -------   --------   --------   -------   -------
OPERATIONS:
  Net investment income (loss).....................   $   (12)  $    (9)  $   (179)  $    (65)  $   (49)  $   (34)
  Net gain (loss) on investment securities.........      (349)      (98)    (6,671)    (1,083)   (2,774)   (1,814)
                                                      -------   -------   --------   --------   -------   -------
  Net increase (decrease) in net assets resulting
    from operations................................      (361)     (107)    (6,850)    (1,148)   (2,823)   (1,848)
                                                      -------   -------   --------   --------   -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........       630       434     31,951     10,837     3,029     5,801
                                                      -------   -------   --------   --------   -------   -------
  Less cost of units redeemed:
    Administrative charges.........................       147        66      4,060      1,180       908       508
    Policy loans...................................        13        30        545        106         0        36
    Surrender benefits.............................        55         5        833        151       246        43
    Death benefits.................................         6        10         34        136         4         7
                                                      -------   -------   --------   --------   -------   -------
                                                          221       111      5,472      1,573     1,158       594
                                                      -------   -------   --------   --------   -------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................       409       323     26,479      9,264     1,871     5,207
                                                      -------   -------   --------   --------   -------   -------
    Net increase (decrease) in net assets..........        48       216     19,629      8,116      (952)    3,359
  Depositor's equity contribution..................         0         0          0          0         0         0
NET ASSETS:
  Beginning of year................................     1,283     1,067     16,607      8,491     6,147     2,788
                                                      -------   -------   --------   --------   -------   -------
  End of year......................................   $ 1,331   $ 1,283   $ 36,236   $ 16,607   $ 5,195   $ 6,147
                                                      =======   =======   ========   ========   =======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............       161       119      1,687        751     1,468       416
  Units issued.....................................       209       155      4,889      1,591     2,408     1,793
  Units redeemed...................................      (151)     (113)    (1,893)      (655)   (1,853)     (741)
                                                      -------   -------   --------   --------   -------   -------
  Units outstanding - end of year..................       219       161      4,683      1,687     2,023     1,468
                                                      =======   =======   ========   ========   =======   =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                             WRL                                     WRL
                                                            GREAT                WRL                 LKCM
                                                         COMPANIES-            GABELLI             CAPITAL
                                                          GLOBAL(2)         GLOBAL GROWTH           GROWTH
                                                         SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                      -----------------   ------------------   ----------------
                                                        DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                                      -----------------   ------------------   ----------------
                                                       2002      2001       2002      2001      2002    2001(1)
                                                      -------   -------   --------   -------   ------   -------
OPERATIONS:
  Net investment income (loss).....................   $   (27)  $   (11)  $    (46)  $   (34)  $   (7)  $     0
  Net gain (loss) on investment securities.........      (771)      (79)    (1,674)     (399)    (659)       (7)
                                                      -------   -------   --------   -------   ------   -------
  Net increase (decrease) in net assets resulting
    from operations................................      (798)      (90)    (1,720)     (433)    (666)       (7)
                                                      -------   -------   --------   -------   ------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     3,465     2,057      7,022     8,042      444     1,164
                                                      -------   -------   --------   -------   ------   -------
  Less cost of units redeemed:
    Administrative charges.........................       647       176      1,709       837      119        21
    Policy loans...................................        29        12         22        18        9         3
    Surrender benefits.............................       139        35        272        66       23         1
    Death benefits.................................         6         0         37        69        9         0
                                                      -------   -------   --------   -------   ------   -------
                                                          821       223      2,040       990      160        25
                                                      -------   -------   --------   -------   ------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................     2,644     1,834      4,982     7,052      284     1,139
                                                      -------   -------   --------   -------   ------   -------
    Net increase (decrease) in net assets..........     1,846     1,744      3,262     6,619     (382)    1,132
  Depositor's equity contribution..................         0         0          0         0        0        25
NET ASSETS:
  Beginning of year................................     2,238       494      7,590       971    1,157         0
                                                      -------   -------   --------   -------   ------   -------
  End of year......................................   $ 4,084   $ 2,238   $ 10,852   $ 7,590   $  775   $ 1,157
                                                      =======   =======   ========   =======   ======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............       319        58        939       107      180         0
  Units issued.....................................       861       434      1,351     1,191      424       211
  Units redeemed...................................      (432)     (173)      (671)     (359)    (333)      (31)
                                                      -------   -------   --------   -------   ------   -------
  Units outstanding - end of year..................       748       319      1,619       939      271       180
                                                      =======   =======   ========   =======   ======   =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                         WRL            WRL              WRL              WRL
                                                     CONSERVATIVE     MODERATE        MODERATELY       AGGRESSIVE
                                                        ASSET          ASSET       AGGRESSIVE ASSET      ASSET
                                                      ALLOCATION     ALLOCATION       ALLOCATION       ALLOCATION
                                                      SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                     ------------   ------------   ----------------   ------------
                                                     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                     ------------   ------------   ----------------   ------------
                                                       2002(1)        2002(1)          2002(1)          2002(1)
                                                     ------------   ------------   ----------------   ------------
OPERATIONS:
  Net investment income (loss).....................    $   (13)       $   (30)         $   (38)         $   (19)
  Net gain (loss) on investment securities.........         41            (98)            (247)            (248)
                                                       -------        -------          -------          -------
  Net increase (decrease) in net assets resulting
    from operations................................         28           (128)            (285)            (267)
                                                       -------        -------          -------          -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      4,723         11,575           16,346            7,553
                                                       -------        -------          -------          -------
  Less cost of units redeemed:
    Administrative charges.........................        150            492              865              472
    Policy loans...................................         70             35                0                0
    Surrender benefits.............................        180            107              167               88
    Death benefits.................................          0             60                0                0
                                                       -------        -------          -------          -------
                                                           400            694            1,032              560
                                                       -------        -------          -------          -------
    Increase (decrease) in net assets from capital
      unit transactions............................      4,323         10,881           15,314            6,993
                                                       -------        -------          -------          -------
    Net increase (decrease) in net assets..........      4,351         10,753           15,029            6,726
  Depositor's equity contribution..................         25             25               25               25
NET ASSETS:
  Beginning of year................................          0              0                0                0
                                                       -------        -------          -------          -------
  End of year......................................    $ 4,376        $10,778          $15,054          $ 6,751
                                                       =======        =======          =======          =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............          0              0                0                0
  Units issued.....................................        633          1,478            2,083            1,011
  Units redeemed...................................       (149)          (247)            (305)            (180)
                                                       -------        -------          -------          -------
  Units outstanding - end of year..................        484          1,231            1,778              831
                                                       =======        =======          =======          =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                         WRL                             WRL
                                                        PIMCO           WRL          TRANSAMERICA         WRL
                                                        TOTAL          JANUS         CONVERTIBLE      TRANSAMERICA
                                                        RETURN        BALANCED        SECURITIES         EQUITY
                                                      SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                     ------------   ------------   ----------------   ------------
                                                     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                     ------------   ------------   ----------------   ------------
                                                       2002(1)        2002(1)          2002(1)          2002(1)
                                                     ------------   ------------   ----------------   ------------
OPERATIONS:
  Net investment income (loss).....................    $   (28)       $    (6)         $    (1)         $    (8)
  Net gain (loss) on investment securities.........        332            (32)              (8)             (47)
                                                       -------        -------          -------          -------
  Net increase (decrease) in net assets resulting
    from operations................................        304            (38)              (9)             (55)
                                                       -------        -------          -------          -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      7,623          2,421              309            2,916
                                                       -------        -------          -------          -------
  Less cost of units redeemed:
    Administrative charges.........................        304             73               13               80
    Policy loans...................................        109              0                0                0
    Surrender benefits.............................        161              6                1               23
    Death benefits.................................          2             10                0                2
                                                       -------        -------          -------          -------
                                                           576             89               14              105
                                                       -------        -------          -------          -------
    Increase (decrease) in net assets from capital
      unit transactions............................      7,047          2,332              295            2,811
                                                       -------        -------          -------          -------
    Net increase (decrease) in net assets..........      7,351          2,294              286            2,756
  Depositor's equity contribution..................         25             25               25               25
NET ASSETS:
  Beginning of year................................          0              0                0                0
                                                       -------        -------          -------          -------
  End of year......................................    $ 7,376        $ 2,319          $   311          $ 2,781
                                                       =======        =======          =======          =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............          0              0                0                0
  Units issued.....................................        986            352               43              381
  Units redeemed...................................       (287)          (106)              (9)             (55)
                                                       -------        -------          -------          -------
  Units outstanding - end of year..................        699            246               34              326
                                                       =======        =======          =======          =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                                            WRL
                                                           WRL                         TRANSAMERICA
                                                      TRANSAMERICA         WRL             U.S.
                                                         GROWTH          CAPITAL        GOVERNMENT
                                                      OPPORTUNITIES   GUARDIAN VALUE    SECURITIES
                                                       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                      -------------   --------------   -------------
                                                      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                      -------------   --------------   -------------
                                                         2002(1)         2002(1)          2002(1)
                                                      -------------   --------------   -------------
OPERATIONS:
  Net investment income (loss).....................      $    (2)        $     9          $     0
  Net gain (loss) on investment securities.........          (27)            (61)               6
                                                         -------         -------          -------
  Net increase (decrease) in net assets resulting
    from operations................................          (29)            (52)               6
                                                         -------         -------          -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........          599             217              195
                                                         -------         -------          -------
  Less cost of units redeemed:
    Administrative charges.........................           25               9                5
    Policy loans...................................            0               0                0
    Surrender benefits.............................           13               0                0
    Death benefits.................................            5               0                0
                                                         -------         -------          -------
                                                              43               9                5
                                                         -------         -------          -------
    Increase (decrease) in net assets from capital
      unit transactions............................          556             208              190
                                                         -------         -------          -------
    Net increase (decrease) in net assets..........          527             156              196
  Depositor's equity contribution..................           25              25               25
NET ASSETS:
  Beginning of year................................            0               0                0
                                                         -------         -------          -------
  End of year......................................      $   552         $   181          $   221
                                                         =======         =======          =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............            0               0                0
  Units issued.....................................           89              37               22
  Units redeemed...................................          (19)            (14)              (1)
                                                         -------         -------          -------
  Units outstanding - end of year..................           70              23               21
                                                         =======         =======          =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                   WRL            WRL
                                                               J.P. MORGAN      CAPITAL
                                                                 ENHANCED       GUARDIAN
                                                                  INDEX       U.S. EQUITY
                                                                SUBACCOUNT     SUBACCOUNT
                                                               ------------   ------------
                                                               DECEMBER 31,   DECEMBER 31,
                                                               ------------   ------------
                                                                 2002(1)        2002(1)
                                                               ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................     $     0        $     0
  Net gain (loss) on investment securities..................          (5)           (36)
                                                                 -------        -------
  Net increase (decrease) in net assets resulting from
    operations..............................................          (5)           (36)
                                                                 -------        -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)....................          33            160
                                                                 -------        -------
  Less cost of units redeemed:
    Administrative charges..................................           3              5
    Policy loans............................................           0              0
    Surrender benefits......................................           0              0
    Death benefits..........................................           0              0
                                                                 -------        -------
                                                                       3              5
                                                                 -------        -------
    Increase (decrease) in net assets from capital unit
      transactions..........................................          30            155
                                                                 -------        -------
    Net increase (decrease) in net assets...................          25            119
  Depositor's equity contribution...........................          25             25
NET ASSETS:
  Beginning of year.........................................           0              0
                                                                 -------        -------
  End of year...............................................     $    50        $   144
                                                                 =======        =======
UNIT ACTIVITY:
  Units outstanding - beginning of year.....................           0              0
  Units issued..............................................           6             27
  Units redeemed............................................           0             (9)
                                                                 -------        -------
  Units outstanding - end of year...........................           6             18
                                                                 =======        =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                          FIDELITY VIP          FIDELITY VIP        FIDELITY VIP
                                                      GROWTH OPPORTUNITIES      CONTRAFUND(R)       EQUITY-INCOME
                                                           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                                      ---------------------   -----------------   -----------------
                                                          DECEMBER 31,          DECEMBER 31,        DECEMBER 31,
                                                      ---------------------   -----------------   -----------------
                                                        2002        2001       2002      2001      2002      2001
                                                      ---------   ---------   -------   -------   -------   -------
OPERATIONS:
  Net investment income (loss).....................    $    (3)    $    (6)   $   (23)  $    (9)  $    25   $    (8)
  Net gain (loss) on investment securities.........       (380)       (118)      (624)     (146)   (1,165)      (66)
                                                       -------     -------    -------   -------   -------   -------
  Net increase (decrease) in net assets resulting
    from operations................................       (383)       (124)      (647)     (155)   (1,140)      (74)
                                                       -------     -------    -------   -------   -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      1,196       1,100      4,843     2,727     4,084     4,211
                                                       -------     -------    -------   -------   -------   -------
  Less cost of units redeemed:
    Administrative charges.........................        301         117        762       249       738       225
    Policy loans...................................         18           9         40         0        12         0
    Surrender benefits.............................         39          15        171        18       186        31
    Death benefits.................................          7           0          6         0         2         0
                                                       -------     -------    -------   -------   -------   -------
                                                           365         141        979       267       938       256
                                                       -------     -------    -------   -------   -------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................        831         959      3,864     2,460     3,146     3,955
                                                       -------     -------    -------   -------   -------   -------
    Net increase (decrease) in net assets..........        448         835      3,217     2,305     2,006     3,881
  Depositor's equity contribution..................          0           0          0         0         0       (27)
NET ASSETS:
  Beginning of year................................      1,397         562      3,335     1,030     4,161       307
                                                       -------     -------    -------   -------   -------   -------
  End of year......................................    $ 1,845     $ 1,397    $ 6,552   $ 3,335   $ 6,167   $ 4,161
                                                       =======     =======    =======   =======   =======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............        193          66        410       110       403        28
  Units issued.....................................        307         242      1,039       504       679       571
  Units redeemed...................................       (171)       (115)      (551)     (204)     (354)     (196)
                                                       -------     -------    -------   -------   -------   -------
  Units outstanding - end of year..................        329         193        898       410       728       403
                                                       =======     =======    =======   =======   =======   =======

See accompanying notes.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 2002

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL", or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains forty-three investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the "Portfolio") of a Series Fund, which collectively is referred to as the "Fund". The WRL Series Life Account contains four funds (collectively referred to as the "Funds"). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

SUBACCOUNT INVESTMENT BY FUND:
-------------------------------
AEGON/TRANSAMERICA SERIES FUND, INC.
     Transamerica Money Market
     AEGON Bond
     Janus Growth
     Janus Global
     LKCM Strategic Total Return
     Van Kampen Emerging Growth
     Alger Aggressive Growth
     Federated Growth & Income
     Transamerica Value Balanced
     PBHG/NWQ Value Select
     American Century International
     GE U.S. Equity
     Third Avenue Value
     Clarion Real Estate Securities
     Marsico Growth
     Munder Net50
     T. Rowe Price Dividend Growth
     T. Rowe Price Small Cap
     Salomon All Cap
     PBHG Mid Cap Growth
     Dreyfus Mid Cap
     Value Line Aggressive Growth
     Great Companies - America(SM)
     Great Companies - Technology(SM)
AEGON/TRANSAMERICA SERIES FUND, INC. (CONTINUED)
     Great Companies - Global(2)
     Gabelli Global Growth
     LKCM Capital Growth
     Conservative Asset Allocation
     Moderate Assets Allocation
     Moderately Aggressive Asset Allocation
     Aggressive Asset Allocation
     PIMCO Total Return
     Janus Balanced
     Transamerica Convertible Securities
     Transamerica Equity
     Transamerica Growth Opportunities
     Capital Guardian Value
     Transamerica U.S. Government Securities
     J.P. Morgan Enhanced Index
     Capital Guardian U.S. Equity

VARIABLE INSURANCE PRODUCTS FUNDS (VIP) - SERVICE CLASS 2
     Fidelity VIP Growth Opportunities Portfolio
     Fidelity VIP Contrafund(R) Portfolio
     Fidelity VIP Equity-Income Portfolio

The following portfolio names have changed:

PORTFOLIO                     FORMERLY
---------                     --------
Transamerica Money Market     J.P. Morgan Money Market
PBHG/NWQ Value Select         NWQ Value Equity
American Century              International Equity
  International
Clarion Real Estate           J.P. Morgan Real Estate
  Securities                    Securities
Marsico Growth                Goldman Sachs Growth
PBHG Mid Cap Growth           Pilgrim Baxter Mid Cap
                                Growth
Fidelity VIP Growth           Fidelity VIP III Growth
  Opportunities Portfolio       Opportunities Portfolio -
                                Service Class 2
Fidelity VIP Contrafund(R)    Fidelity VIP II
  Portfolio                     Contrafund(R)
                                Portfolio - Service Class
                                2
Fidelity VIP Equity-Income    Fidelity VIP Equity-Income
  Portfolio                     Portfolio - Service Class
                                2

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 1 -- (CONTINUED)

In accordance with the shareholder approved agreements and plans of reorganization, the following mergers of the underlying funds occurred within 2002:

DATE     ACQUIRING FUND           ACQUIRED FUND
----     --------------           -------------
Mergers of portfolios within the AEGON/Transamerica
Series Fund, Inc.:

2/28/02  American Century         American Century
           International            International
           (formerly
           International Equity)

4/26/02  Transamerica Value       AEGON Balanced
           Balanced

4/26/02  Great Companies -        C.A.S.E. Growth
           American(SM)

The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. ("ATFA") as investment adviser. Costs incurred in connection with the advisory services rendered by ATFA are paid by each Portfolio. ATFA has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by ATFA. The other Fund has entered into participation agreements for each Portfolio with WRL.

Each period reported on within the financial statements reflects a full twelve month period except as follows:

SUBACCOUNT                                  INCEPTION DATE
----------                                  --------------
WRL Third Avenue Value                        01/02/1998
WRL Clarion Real Estate Securities            05/01/1998
WRL Marsico Growth                            07/01/1999
WRL Munder Net50                              07/01/1999
WRL T. Rowe Price Dividend Growth             07/01/1999
WRL T. Rowe Price Small Cap                   07/01/1999
WRL Salomon All Cap                           07/01/1999
WRL PBHG Mid Cap Growth                       07/01/1999
WRL Dreyfus Mid Cap                           07/01/1999

SUBACCOUNT                                  INCEPTION DATE
----------                                  --------------
WRL Value Line Aggressive Growth              05/01/2000
WRL Great Companies - America(SM)             05/01/2000
WRL Great Companies - Technology(SM)          05/01/2000
WRL Great Companies - Global(2)               09/01/2000
WRL Gabelli Global Growth                     09/01/2000
WRL LKCM Capital Growth                       02/05/2001
WRL Conservative Asset Allocation             05/01/2002
WRL Moderate Asset Allocation                 05/01/2002
WRL Moderately Aggressive Asset Allocation    05/01/2002
WRL Aggressive Asset Allocation               05/01/2002
WRL PIMCO Total Return                        05/01/2002
WRL Janus Balanced                            05/01/2002
WRL Transamerica Convertible Securities       05/01/2002
WRL Transamerica Equity                       05/01/2002
WRL Transamerica Growth Opportunities         05/01/2002
WRL Capital Guardian Value                    05/01/2002
WRL Transamerica U.S. Government
  Securities                                  05/01/2002
WRL J.P. Morgan Enhanced Index                05/01/2002
WRL Capital Guardian U.S. Equity              05/01/2002
Fidelity VIP Growth Opportunities             05/01/2000
Fidelity VIP Contrafund(R)                    05/01/2000
Fidelity VIP Equity-Income                    05/01/2000

On May 1, 2002, WRL made initial contributions totaling $325,000 to the Life Account. The respective amounts of the contributions and units received are as follows:

SUBACCOUNT                           CONTRIBUTION   UNITS
----------                           ------------   -----
WRL Conservative Asset Allocation      $ 25,000     2,500
WRL Moderate Asset Allocation            25,000     2,500
WRL Moderately Aggressive Asset
  Allocation                             25,000     2,500
WRL Aggressive Asset Allocation          25,000     2,500
WRL PIMCO Total Return                   25,000     2,500
WRL Janus Balanced                       25,000     2,500

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 1 -- (CONTINUED)


SUBACCOUNT                           CONTRIBUTION   UNITS
----------                           ------------   -----
WRL Transamerica Convertible
  Securities                           $ 25,000     2,500
WRL Transamerica Equity                  25,000     2,500
WRL Transamerica Growth
  Opportunities                          25,000     2,500
WRL Capital Guardian Value               25,000     2,500
WRL Transamerica U.S. Government
  Securities                             25,000     2,500
WRL J.P. Morgan Enhanced Index           25,000     2,500
WRL Capital Guardian U.S. Equity         25,000     2,500

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A.  VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B.  FEDERAL INCOME TAXES

The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL, as long as earnings are credited under the Policies. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 -- EXPENSES AND RELATED PARTY TRANSACTIONS

Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A.  POLICY CHARGES

Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B.  LIFE ACCOUNT CHARGES

A daily charge equal to an annual rate of .90% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

C.  RELATED PARTY TRANSACTIONS

ATFA is the investment adviser for the AEGON/Transamerica Series Fund, Inc. ("Fund"). The Fund has entered into annually renewable investment advisory agreements for each portfolio. The agreements provide for an advisory fee at the following annual rate to ATFA as a percentage of the average daily net assets of the portfolio.

PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
Transamerica Money Market(1)                    0.35 %
AEGON Bond                                      0.45 %
Janus Growth                                    0.80 %
Janus Global                                    0.80 %
LKCM Strategic Total Return                     0.80 %
Van Kampen Emerging Growth                      0.80 %
Alger Aggressive Growth                         0.80 %
Federated Growth & Income                       0.75 %
Transamerica Value Balanced                     0.75 %
PBHG/NWQ Value Select                           0.80 %
American Century International(2)               1.00 %
GE U.S. Equity                                  0.80 %
Third Avenue Value                              0.80 %
Clarion Real Estate Securities                  0.80 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 2 -- (CONTINUED)


PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
Marsico Growth(3)                               0.90 %
Munder Net50                                    0.90 %
T. Rowe Price Dividend Growth(3)                0.90 %
T. Rowe Price Small Cap                         0.75 %
Salomon All Cap(3)                              0.90 %
PBHG Mid Cap Growth(3)                          0.90 %
Dreyfus Mid Cap(4)                              0.85 %
Value Line Aggressive Growth                    0.80 %
Great Companies - America(SM)                   0.80 %
Great Companies - Technology(SM)                0.80 %
Great Companies - Global(2)                     0.80 %
Gabelli Global Growth(5)                        1.00 %
LKCM Capital Growth                             0.80 %
Conservative Asset Allocation                   0.10 %
Moderate Assets Allocation                      0.10 %
Moderately Aggressive Asset Allocation          0.10 %
Aggressive Asset Allocation                     0.10 %
PIMCO Total Return                              0.70 %
Janus Balanced(6)                               0.90 %
Transamerica Convertible Securities(7)          0.80 %
Transamerica Equity                             0.75 %
Transamerica Growth Opportunities               0.85 %
Capital Guardian Value(8)                       0.85 %
Transamerica US Government Securities           0.65 %
J.P. Morgan Enhanced Index                      0.75 %
Capital Guardian U.S. Equity(8)                 0.85 %

AEGON/Transamerica Fund Services, Inc. ("ATFS") provides the Fund with administrative and transfer agency services. ATFA and ATFS are wholly owned subsidiaries of WRL. WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation.
---------------

(1) On May 1, 2002 the advising fee for Transamerica Money Market was reduced from .40% to .35% of average daily net assets.

(2) AEGON/Transamerica Advisers receives compensation for its services at 1.00% for the first $50 million of the portfolio's average daily net assets; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets in excess of $500 million.

(3) AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $100 million of the portfolio's average daily net assets; and 0.80% of assets in excess of $100 million.

(4) AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $100 million of the portfolio's average daily net assets; and 0.80% of assets in excess of $100 million.

(5) AEGON/Transamerica Advisers receives compensation for its services at 1.00% for the first $500 million of the portfolio's average daily net assets; 0.90% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.

(6) AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $500 million of the portfolio's average daily net assets; and 0.85% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.

(7) AEGON/Transamerica Advisers receives compensation for its services at 0.80% for the first $500 million of the portfolio's average daily net assets; and 0.70% of assets in excess of $500 million.

(8) AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $300 million of the portfolio's average daily net assets; and 0.80% of assets over $300 million up to $500 million; and 0.775% of assets in excess of $500 million.

NOTE 3 -- DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2002 are as follows (in thousands):

                                 PURCHASES       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                      ------------   -------------
WRL Transamerica Money Market     $ 97,098       $ 85,845
WRL AEGON Bond                      24,986         11,904
WRL Janus Growth                    50,560         65,665
WRL Janus Global                    20,085         27,488
WRL LKCM Strategic Total
  Return                             5,930          8,751
WRL Van Kampen Emerging Growth      38,062         46,006
WRL Alger Aggressive Growth         35,295         32,146

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 4 -- (CONTINUED)


                                 PURCHASES       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                      ------------   -------------
WRL Federated Growth & Income     $ 32,908       $  5,617
WRL Transamerica Value
  Balanced                          32,348          5,354
WRL PBHG/NWQ Value Select            7,341          3,411
WRL American Century
  International                      4,252          2,245
WRL GE U.S. Equity                   5,577          3,080
WRL Third Avenue Value              15,644          5,301
WRL Clarion Real Estate
  Securities                        15,351          3,399
WRL Marsico Growth                   4,691          2,783
WRL Munder Net50                     3,239          2,516
WRL T. Rowe Price Dividend
  Growth                             2,926            931
WRL T. Rowe Price Small Cap          4,835          2,647
WRL Salomon All Cap                 10,992          4,340
WRL PBHG Mid Cap Growth              7,580          4,560
WRL Dreyfus Mid Cap                  9,088          3,155
WRL Value Line Aggressive
  Growth                               961            566
WRL Great Companies -
  America(SM)                       46,491          3,534
WRL Great Companies -
  Technology(SM)                     4,500          2,714
WRL Great
  Companies - Global(2)              3,394            773

                                 PURCHASES       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                      ------------   -------------
WRL Gabelli Global Growth         $  5,555       $    577
WRL LKCM Capital Growth              1,448          1,169
WRL Conservative Asset
  Allocation                         4,753            564
WRL Moderate Asset Allocation       11,134            311
WRL Moderately Aggressive
  Asset Allocation                  15,464            221
WRL Aggressive Asset
  Allocation                         7,151            163
WRL PIMCO Total Return               8,312          1,264
WRL Janus Balanced                   3,027            615
WRL Transamerica Convertible
  Securities                           378             59
WRL Transamerica Equity              2,919            132
WRL Transamerica Growth
  Opportunities                        655             76
WRL Capital Guardian Value             338             96
WRL Transamerica U.S.
  Government Securities                226             11
WRL J.P. Morgan Enhanced Index          56              1
WRL Capital Guardian U.S.
  Equity                               245             65
Fidelity VIP Growth
  Opportunities                      1,253            417
Fidelity VIP Contrafund(R)           5,861          2,019
Fidelity VIP Equity - Income         4,169            887

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                     WRL TRANSAMERICA MONEY MARKET SUBACCOUNT
                                                               -----------------------------------------------------
                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                 2002        2001       2000       1999       1998
                                                               ---------   --------   --------   --------   --------
Accumulation unit value, beginning of year..................   $   18.95   $  18.39   $  17.49   $  16.83   $  16.13
                                                               ---------   --------   --------   --------   --------

  Income from operations:

    Net investment income (loss)............................        0.11       0.56       0.90       0.66       0.70

    Net realized and unrealized gain (loss) on investment...        0.00       0.00       0.00       0.00       0.00
                                                               ---------   --------   --------   --------   --------

      Net income (loss) from operations.....................        0.11       0.56       0.90       0.66       0.70
                                                               ---------   --------   --------   --------   --------

Accumulation unit value, end of year........................   $   19.06   $  18.95   $  18.39   $  17.49   $  16.83
                                                               =========   ========   ========   ========   ========

Total return................................................      0.54 %     3.05 %     5.17 %     3.92 %     4.36 %

Ratios and supplemental data:

  Net assets at end of period (in thousands)................   $  93,388   $ 82,417   $ 60,279   $ 56,070   $ 24,576

  Ratio of net investment income (loss) to average net
    assets..................................................      0.53 %     2.80 %     5.05 %     3.87 %     4.24 %

  Ratio of expenses to average net assets...................      0.90 %     0.90 %     0.90 %     0.90 %     0.90 %

                                                                             WRL AEGON BOND SUBACCOUNT
                                                               -----------------------------------------------------
                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                 2002        2001       2000       1999       1998
                                                               ---------   --------   --------   --------   --------
Accumulation unit value, beginning of year..................   $   25.91   $  24.19   $  22.01   $  22.89   $  21.12
                                                               ---------   --------   --------   --------   --------

  Income from operations:

    Net investment income (loss)............................        0.82      (0.06)      1.04       1.13       1.01

    Net realized and unrealized gain (loss) on investment...        1.51       1.78       1.14      (2.01)      0.76
                                                               ---------   --------   --------   --------   --------

      Net income (loss) from operations.....................        2.33       1.72       2.18      (0.88)      1.77
                                                               ---------   --------   --------   --------   --------

Accumulation unit value, end of year........................   $   28.24   $  25.91   $  24.19   $  22.01   $  22.89
                                                               =========   ========   ========   ========   ========

Total return................................................      8.99 %     7.11 %     9.90 %    (3.81)%     8.34 %
Ratios and supplemental data:

  Net assets at end of period (in thousands)................   $  61,311   $ 44,709   $ 25,935   $ 27,129   $ 24,934

  Ratio of net investment income (loss) to average net
    assets..................................................      3.03 %    (0.24)%     4.58 %     5.10 %     4.58 %

  Ratio of expenses to average net assets...................      0.90 %     0.90 %     0.90 %     0.90 %     0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                            WRL JANUS GROWTH SUBACCOUNT
                                                              -------------------------------------------------------
                                                                                   DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2002        2001       2000        1999        1998
                                                              ---------   --------   --------   ----------   --------
Accumulation unit value, beginning of year.................   $   73.01   $ 102.61   $ 145.70   $    92.07   $  56.48
                                                              ---------   --------   --------   ----------   --------

  Income from operations:

    Net investment income (loss)...........................       (0.53)     (0.73)     16.41        25.03       0.13

    Net realized and unrealized gain (loss) on
      investment...........................................      (21.78)    (28.87)    (59.50)       28.60      35.46
                                                              ---------   --------   --------   ----------   --------

      Net income (loss) from operations....................      (22.31)    (29.60)    (43.09)       53.63      35.59
                                                              ---------   --------   --------   ----------   --------

Accumulation unit value, end of year.......................   $   50.70   $  73.01   $ 102.61   $   145.70   $  92.07
                                                              =========   ========   ========   ==========   ========

Total return...............................................    (30.55)%   (28.85)%   (29.58)%      58.25 %    63.01 %
Ratios and supplemental data:

  Net assets at end of period (in thousands)...............   $ 474,008   $699,663   $961,015   $1,353,957   $798,027

  Ratio of net investment income (loss) to average net
    assets.................................................     (0.90)%    (0.90)%    11.75 %      22.67 %     0.19 %

  Ratio of expenses to average net assets..................      0.90 %     0.90 %     0.90 %       0.90 %     0.90 %

                                                                            WRL JANUS GLOBAL SUBACCOUNT
                                                              -------------------------------------------------------
                                                                                   DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2002        2001       2000        1999        1998
                                                              ---------   --------   --------   ----------   --------
Accumulation unit value, beginning of year.................   $   24.31   $  31.79   $  38.91   $    22.94   $  17.80
                                                              ---------   --------   --------   ----------   --------

  Income from operations:

    Net investment income (loss)...........................        0.37       0.00       7.93         2.44       0.82

    Net realized and unrealized gain (loss) on
      investment...........................................       (6.86)     (7.48)    (15.05)       13.53       4.32
                                                              ---------   --------   --------   ----------   --------

      Net income (loss) from operations....................       (6.49)     (7.48)     (7.12)       15.97       5.14
                                                              ---------   --------   --------   ----------   --------

Accumulation unit value, end of year.......................   $   17.82   $  24.31   $  31.79   $    38.91   $  22.94
                                                              =========   ========   ========   ==========   ========

Total return...............................................    (26.69)%   (23.53)%   (18.28)%      69.58 %    28.86 %
Ratios and supplemental data:

  Net assets at end of period (in thousands)...............   $ 218,765   $313,912   $410,109   $  451,498   $233,256

  Ratio of net investment income (loss) to average net
    assets.................................................      1.78 %     0.01 %    20.55 %       9.07 %     3.92 %

  Ratio of expenses to average net assets..................      0.90 %     0.90 %     0.90 %       0.90 %     0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                   WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                                                          ------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                          ------------------------------------------------------------
                                                             2002         2001         2000        1999        1998
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, beginning of year.............   $    21.10   $    21.77   $    22.82   $   20.55   $   18.91
                                                          ----------   ----------   ----------   ---------   ---------
  Income from operations:
    Net investment income (loss).......................         0.42        (0.09)        1.63        1.68        0.71
    Net realized and unrealized gain (loss) on
      investment.......................................        (2.81)       (0.58)       (2.68)       0.59        0.93
                                                          ----------   ----------   ----------   ---------   ---------
      Net income (loss) from operations................        (2.39)       (0.67)       (1.05)       2.27        1.64
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, end of year...................   $    18.71   $    21.10   $    21.77   $   22.82   $   20.55
                                                          ==========   ==========   ==========   =========   =========
Total return...........................................     (11.35)%      (3.06)%      (4.62)%     11.07 %      8.66 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)...........   $   79,810   $   95,331   $   98,466   $ 106,665   $  98,926
  Ratio of net investment income (loss) to average net
    assets.............................................       2.14 %      (0.44)%       7.43 %      7.93 %      3.67 %
  Ratio of expenses to average net assets..............       0.90 %       0.90 %       0.90 %      0.90 %      0.90 %

                                                                   WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
                                                          ------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                          ------------------------------------------------------------
                                                             2002         2001         2000        1999        1998
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, beginning of year.............   $    37.54   $    56.74   $    64.99   $   31.96   $   23.48
                                                          ----------   ----------   ----------   ---------   ---------
  Income from operations:
    Net investment income (loss).......................        (0.25)       (0.35)       16.83        9.32        0.91
    Net realized and unrealized gain (loss) on
      investment.......................................       (12.38)      (18.85)      (25.08)      23.71        7.57
                                                          ----------   ----------   ----------   ---------   ---------
      Net income (loss) from operations................       (12.63)      (19.20)       (8.25)      33.03        8.48
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, end of year...................   $    24.91   $    37.54   $    56.74   $   64.99   $   31.96
                                                          ==========   ==========   ==========   =========   =========
Total return...........................................     (33.66)%     (33.83)%     (12.70)%    103.33 %     36.11 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)...........   $  250,959   $  386,903   $  580,202   $ 608,130   $ 262,665
  Ratio of net investment income (loss) to average net
    assets.............................................      (0.81)%      (0.82)%      23.62 %     23.19 %      3.44 %
  Ratio of expenses to average net assets..............       0.90 %       0.90 %       0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                   WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                                                      ----------------------------------------------------------------
                                                                                DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                         2002          2001          2000         1999         1998
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, beginning of year.........   $     25.17   $     30.40   $    44.67   $    26.67   $    18.10
                                                      -----------   -----------   ----------   ----------   ----------
  Income from operations:
    Net investment income (loss)...................         (0.18)        (0.23)        4.76         4.90         1.33
    Net realized and unrealized gain (loss) on
      investment...................................         (8.62)        (5.00)      (19.03)       13.10         7.24
                                                      -----------   -----------   ----------   ----------   ----------
      Net income (loss) from operations............         (8.80)        (5.23)      (14.27)       18.00         8.57
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, end of year...............   $     16.37   $     25.17   $    30.40   $    44.67   $    26.67
                                                      ===========   ===========   ==========   ==========   ==========
Total return.......................................      (34.98)%      (17.20)%     (31.94)%      67.52 %      47.36 %
Ratios and supplemental data:
  Net assets at end of period (in thousands).......   $   164,857   $   248,752   $  280,172   $  354,178   $  177,857
  Ratio of net investment income (loss) to average
    net assets.....................................       (0.90)%       (0.90)%      11.65 %      15.54 %       6.20 %
  Ratio of expenses to average net assets..........        0.90 %        0.90 %       0.90 %       0.90 %       0.90 %

                                                                  WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                                                      ----------------------------------------------------------------
                                                                                DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                         2002          2001          2000         1999         1998
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, beginning of year.........   $     22.85   $     19.93   $    15.57   $    16.44   $    16.09
                                                      -----------   -----------   ----------   ----------   ----------
  Income from operations:
    Net investment income (loss)...................          1.20          0.21         0.85         1.05         0.77
    Net realized and unrealized gain (loss) on
      investment...................................         (1.19)         2.71         3.51        (1.92)       (0.42)
                                                      -----------   -----------   ----------   ----------   ----------
      Net income (loss) from operations............          0.01          2.92         4.36        (0.87)        0.35
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, end of year...............   $     22.86   $     22.85   $    19.93   $    15.57   $    16.44
                                                      ===========   ===========   ==========   ==========   ==========
Total return.......................................        0.06 %       14.67 %      28.01 %      (5.31)%       2.13 %
Ratios and supplemental data:
  Net assets at end of period (in thousands).......   $    79,210   $    57,831   $   26,883   $   17,389   $   16,047
  Ratio of net investment income (loss) to average
    net assets.....................................        5.21 %        0.95 %       5.00 %       6.51 %       4.83 %
  Ratio of expenses to average net assets..........        0.90 %        0.90 %       0.90 %       0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                     WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
                                                              --------------------------------------------------------
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2002        2001        2000        1999       1998
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, beginning of year..................  $   18.47   $   18.19   $   15.66   $  16.74   $   15.60
                                                              ---------   ---------   ---------   --------   ---------
  Income from operations:
    Net investment income (loss)............................       0.47        0.10        1.20       0.41        1.58
    Net realized and unrealized gain (loss) on investment...      (3.17)       0.18        1.33      (1.49)      (0.44)
                                                              ---------   ---------   ---------   --------   ---------
      Net income (loss) from operations.....................      (2.70)       0.28        2.53      (1.08)       1.14
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, end of year........................  $   15.77   $   18.47   $   18.19   $  15.66   $   16.74
                                                              =========   =========   =========   ========   =========
Total return................................................   (14.59)%      1.54 %     16.16 %    (6.48)%      7.36 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................  $  55,762   $  41,934   $  34,213   $ 33,317   $  39,904
  Ratio of net investment income (loss) to average net
    assets..................................................     2.86 %      0.55 %      7.33 %     2.50 %      9.69 %
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %     0.90 %      0.90 %

                                                                        WRL PBHG/NWQ VALUE SELECT SUBACCOUNT
                                                              --------------------------------------------------------
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2002        2001        2000        1999       1998
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, beginning of year..................  $   15.64   $   16.07   $   14.08   $  13.16   $   13.94
                                                              ---------   ---------   ---------   --------   ---------
  Income from operations:
    Net investment income (loss)............................       0.19       (0.12)       0.23       0.20        0.95
    Net realized and unrealized gain (loss) on investment...      (2.53)      (0.31)       1.76       0.72       (1.73)
                                                              ---------   ---------   ---------   --------   ---------
      Net income (loss) from operations.....................      (2.34)      (0.43)       1.99       0.92       (0.78)
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, end of year........................  $   13.30   $   15.64   $   16.07   $  14.08   $   13.16
                                                              =========   =========   =========   ========   =========
Total return................................................   (14.98)%     (2.68)%     14.17 %     6.98 %     (5.63)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................  $  30,289   $  32,890   $  28,888   $ 26,678   $  26,083
  Ratio of net investment income (loss) to average net
    assets..................................................     1.28 %     (0.75)%      1.58 %     1.42 %      6.84 %
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %     0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                WRL AMERICAN CENTURY INTERNATIONAL SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2002         2001        2000        1999        1998
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $     9.43   $    12.43   $   14.76   $   11.92   $   10.65
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................        (0.05)        0.25        2.00        0.62       (0.09)
    Net realized and unrealized gain (loss) on
      investment......................................        (2.01)       (3.25)      (4.33)       2.22        1.36
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (2.06)       (3.00)      (2.33)       2.84        1.27
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $     7.37   $     9.43   $   12.43   $   14.76   $   11.92
                                                         ==========   ==========   =========   =========   =========
Total return..........................................     (21.89)%     (24.12)%    (15.75)%     23.84 %     11.84 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)..........   $    7,974   $    8,183   $   7,944   $   7,013   $   5,827
  Ratio of net investment income (loss) to average net
    assets............................................      (0.59)%       2.40 %     15.54 %      5.09 %     (0.81)%
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

                                                                        WRL GE U.S. EQUITY SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2002         2001        2000        1999        1998
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    15.97   $    17.69   $   17.99   $   15.33   $   12.59
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................        (0.06)       (0.12)       0.68        1.38        0.73
    Net realized and unrealized gain (loss) on
      investment......................................        (3.21)       (1.60)      (0.98)       1.28        2.01
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (3.27)       (1.72)      (0.30)       2.66        2.74
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $    12.70   $    15.97   $   17.69   $   17.99   $   15.33
                                                         ==========   ==========   =========   =========   =========
Total return..........................................     (20.52)%      (9.69)%     (1.67)%     17.35 %     21.78 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)..........   $   26,774   $   31,020   $  29,771   $  26,416   $  14,084
  Ratio of net investment income (loss) to average net
    assets............................................      (0.44)%      (0.72)%      3.81 %      8.27 %      5.30 %
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                      WRL THIRD AVENUE VALUE SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2002         2001        2000        1999       1998(1)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    14.96   $    14.22   $   10.59   $    9.23   $   10.00
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................         0.13        (0.11)       0.60        0.19       (0.05)
    Net realized and unrealized gain (loss) on
      investment......................................        (2.02)        0.85        3.03        1.17       (0.72)
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (1.89)        0.74        3.63        1.36       (0.77)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $    13.07   $    14.96   $   14.22   $   10.59   $    9.23
                                                         ==========   ==========   =========   =========   =========
Total return..........................................     (12.66)%       5.22 %     34.26 %     14.68 %     (7.67)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)..........   $   37,656   $   34,345   $  16,735   $   3,411   $   2,807
  Ratio of net investment income (loss) to average net
    assets............................................       0.92 %      (0.78)%      4.53 %      1.98 %     (0.52)%
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

                                                                WRL CLARION REAL ESTATE SECURITIES SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2002         2001        2000        1999       1998(1)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    11.40   $    10.36   $    8.06   $    8.46   $   10.00
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................         0.12         0.21        0.10        0.07       (0.05)
    Net realized and unrealized gain (loss) on
      investment......................................         0.19         0.83        2.20       (0.47)      (1.49)
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............         0.31         1.04        2.30       (0.40)      (1.54)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $    11.71   $    11.40   $   10.36   $    8.06   $    8.46
                                                         ==========   ==========   =========   =========   =========
Total return..........................................       2.67 %      10.06 %     28.46 %     (4.63)%    (15.44)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)..........   $   19,564   $    7,899   $   2,476   $     627   $     709
  Ratio of net investment income (loss) to average net
    assets............................................       0.99 %       1.92 %      1.07 %      0.95 %     (0.90)%
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                       WRL MARSICO GROWTH SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                 2002        2001        2000       1999(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $    8.76   $   10.29   $   11.29   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.06)      (0.01)       0.06        (0.05)
    Net realized and unrealized gain (loss)
      on investment.........................................       (2.27)      (1.52)      (1.06)        1.34
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................       (2.33)      (1.53)      (1.00)        1.29
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $    6.43   $    8.76   $   10.29   $    11.29
                                                               =========   =========   =========   ==========
Total return................................................    (26.64)%    (14.86)%     (8.84)%      12.91 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   4,464   $   3,750   $   1,627   $      977
  Ratio of net investment income (loss) to
    average net assets......................................     (0.79)%     (0.08)%      0.59 %      (0.90)%
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

                                                                        WRL MUNDER NET50 SUBACCOUNT
                                                               ----------------------------------------------
                                                                                  JUNE 30,
                                                               ----------------------------------------------
                                                                 2002        2001        2000       1999(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $    7.98   $   10.80   $   10.92   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.05)      (0.03)       0.22         0.76
    Net realized and unrealized gain (loss)
      on investment.........................................       (3.06)      (2.79)      (0.34)        0.16
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................       (3.11)      (2.82)      (0.12)        0.92
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $    4.87   $    7.98   $   10.80   $    10.92
                                                               =========   =========   =========   ==========
Total return................................................    (38.97)%    (26.09)%     (1.15)%       9.23 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   2,439   $   2,804   $     862   $      344
  Ratio of net investment income (loss) to
    average net assets......................................     (0.90)%     (0.29)%      2.00 %      15.66 %
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                     WRL T. ROWE PRICE DIVIDEND GROWTH
                                                                                 SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                 2002        2001        2000       1999(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $    9.48   $    9.98   $    9.16   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.03)      (0.08)      (0.04)       (0.04)
    Net realized and unrealized gain (loss)
      on investment.........................................       (1.83)      (0.42)       0.86        (0.80)
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................       (1.86)      (0.50)       0.82        (0.84)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $    7.62   $    9.48   $    9.98   $     9.16
                                                               =========   =========   =========   ==========
Total return................................................    (19.54)%     (5.02)%      8.89 %      (8.37)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   4,594   $   3,419   $     985   $      501
  Ratio of net investment income (loss) to
    average net assets......................................     (0.38)%     (0.90)%     (0.42)%      (0.90)%
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

                                                                        WRL T. ROWE PRICE SMALL CAP
                                                                                 SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                 2002        2001        2000       1999(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $    9.99   $   11.17   $   12.31   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.07)      (0.09)       0.04         0.41
    Net realized and unrealized gain (loss)
      on investment.........................................       (2.72)      (1.09)      (1.18)        1.90
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................       (2.79)      (1.18)      (1.14)        2.31
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $    7.20   $    9.99   $   11.17   $    12.31
                                                               =========   =========   =========   ==========
Total return................................................    (28.00)%    (10.52)%     (9.27)%      23.09 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   6,667   $   6,832   $   2,568   $      925
  Ratio of net investment income (loss) to
    average net assets......................................     (0.90)%     (0.90)%      0.29 %       8.13 %
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                       WRL SALOMON ALL CAP SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                  2002        2001        2000       1999(1)
                                                               ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year..................   $    12.70   $   12.55   $   10.70   $   10.00
                                                               ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................         0.02        0.11        0.23        0.40
    Net realized and unrealized gain (loss)
      on investment.........................................        (3.25)       0.04        1.62        0.30
                                                               ----------   ---------   ---------   ---------
      Net income (loss) from operations.....................        (3.23)       0.15        1.85        0.70
                                                               ----------   ---------   ---------   ---------
Accumulation unit value, end of year........................   $     9.47   $   12.70   $   12.55   $   10.70
                                                               ==========   =========   =========   =========
Total return................................................     (25.39)%      1.18 %     17.24 %      7.02 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   27,583   $  30,526   $   8,072   $     383
  Ratio of net investment income (loss) to
    average net assets......................................       0.17 %      0.89 %      1.91 %      8.07 %
  Ratio of expenses to average net assets...................       0.90 %      0.90 %      0.90 %      0.90 %

                                                                     WRL PBHG MID CAP GROWTH SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                  2002        2001        2000       1999(1)
                                                               ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year..................   $     8.61   $   13.56   $   15.98   $   10.00
                                                               ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.06)      (0.09)       0.04        0.04
    Net realized and unrealized gain (loss)
      on investment.........................................        (2.44)      (4.86)      (2.46)       5.94
                                                               ----------   ---------   ---------   ---------
      Net income (loss) from operations.....................        (2.50)      (4.95)      (2.42)       5.98
                                                               ----------   ---------   ---------   ---------
Accumulation unit value, end of year........................   $     6.11   $    8.61   $   13.56   $   15.98
                                                               ==========   =========   =========   =========
Total return................................................     (29.03)%    (36.50)%    (15.16)%     59.78 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   26,001   $  32,867   $  39,702   $   5,065
  Ratio of net investment income (loss) to
    average net assets......................................      (0.90)%     (0.90)%      0.25 %      0.62 %
  Ratio of expenses to average net assets...................       0.90 %      0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                       WRL DREYFUS MID CAP SUBACCOUNT
                                                               -----------------------------------------------
                                                                                DECEMBER 31,
                                                               -----------------------------------------------
                                                                  2002        2001         2000       1999(1)
                                                               ----------   ---------   ----------   ---------
Accumulation unit value, beginning of year..................   $    10.81   $   11.35   $    10.14   $   10.00
                                                               ----------   ---------   ----------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.09)       0.05         0.23       (0.04)
    Net realized and unrealized gain (loss)
      on investment.........................................        (1.37)      (0.59)        0.98        0.18
                                                               ----------   ---------   ----------   ---------
      Net income (loss) from operations.....................        (1.46)      (0.54)        1.21        0.14
                                                               ----------   ---------   ----------   ---------
Accumulation unit value, end of year........................   $     9.35   $   10.81   $    11.35   $   10.14
                                                               ==========   =========   ==========   =========
Total return................................................     (13.50)%     (4.80)%      11.91 %      1.44 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $    9,498   $   5,325   $    1,811   $     337
  Ratio of net investment income (loss) to
    average net assets......................................      (0.85)%      0.44 %       2.02 %     (0.90)%
  Ratio of expenses to average net assets...................       0.90 %      0.90 %       0.90 %      0.90 %

                                                                WRL VALUE LINE AGGRESSIVE GROWTH
                                                                           SUBACCOUNT
                                                               -----------------------------------
                                                                          DECEMBER 31,
                                                               -----------------------------------
                                                                  2002        2001       2000(1)
                                                               ----------   ---------   ----------
Accumulation unit value, beginning of year..................   $     7.97   $    8.98   $    10.00
                                                               ----------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................        (0.06)      (0.07)       (0.06)
    Net realized and unrealized gain (loss) on investment...        (1.83)      (0.94)       (0.96)
                                                               ----------   ---------   ----------
      Net income (loss) from operations.....................        (1.89)      (1.01)       (1.02)
                                                               ----------   ---------   ----------
Accumulation unit value, end of year........................   $     6.08   $    7.97   $     8.98
                                                               ==========   =========   ==========
Total return................................................     (23.68)%    (11.21)%     (10.24)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $    1,331   $   1,283   $    1,067
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.90)%     (0.90)%      (0.90)%
  Ratio of expenses to average net assets...................       0.90 %      0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                               WRL
                                                                   GREAT COMPANIES-AMERICA(SM)
                                                                           SUBACCOUNT
                                                               -----------------------------------
                                                                          DECEMBER 31,
                                                               -----------------------------------
                                                                  2002         2001       2000(1)
                                                               ----------   ----------   ---------
Accumulation unit value, beginning of year..................   $     9.84   $    11.31   $   10.00
                                                               ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.05)       (0.05)      (0.06)
    Net realized and unrealized gain (loss) on investment...        (2.05)       (1.42)       1.37
                                                               ----------   ----------   ---------
      Net income (loss) from operations.....................        (2.10)       (1.47)       1.31
                                                               ----------   ----------   ---------
Accumulation unit value, end of year........................   $     7.74   $     9.84   $   11.31
                                                               ==========   ==========   =========
Total return................................................     (21.40)%     (12.98)%     13.12 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   36,236   $   16,607   $   8,491
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.62)%      (0.56)%     (0.90)%
  Ratio of expenses to average net assets...................       0.90 %       0.90 %      0.90 %

                                                                               WRL
                                                                 GREAT COMPANIES-TECHNOLOGY(SM)
                                                                           SUBACCOUNT
                                                               -----------------------------------
                                                                          DECEMBER 31,
                                                               -----------------------------------
                                                                  2002         2001       2000(1)
                                                               ----------   ----------   ---------
Accumulation unit value, beginning of year..................   $     4.19   $     6.70   $   10.00
                                                               ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.03)       (0.04)      (0.05)
    Net realized and unrealized gain (loss) on investment...        (1.59)       (2.47)      (3.25)
                                                               ----------   ----------   ---------
      Net income (loss) from operations.....................        (1.62)       (2.51)      (3.30)
                                                               ----------   ----------   ---------
Accumulation unit value, end of year........................   $     2.57   $     4.19   $    6.70
                                                               ==========   ==========   =========
Total return................................................     (38.67)%     (37.51)%    (33.01)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $    5,195   $    6,147   $   2,788
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.90)%      (0.90)%     (0.90)%
  Ratio of expenses to average net assets...................       0.90 %       0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                             WRL
                                                                  GREAT COMPANIES-GLOBAL(2)
                                                                         SUBACCOUNT
                                                              ---------------------------------
                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                2002        2001       2000(1)
                                                              ---------   ---------   ---------
Accumulation unit value, beginning of year..................  $    7.02   $    8.52   $   10.00
                                                              ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................      (0.05)      (0.06)      (0.03)
    Net realized and unrealized gain (loss) on investment...      (1.51)      (1.44)      (1.45)
                                                              ---------   ---------   ---------
      Net income (loss) from operations.....................      (1.56)      (1.50)      (1.48)
                                                              ---------   ---------   ---------
Accumulation unit value, end of year........................  $    5.46   $    7.02   $    8.52
                                                              =========   =========   =========
Total return................................................   (22.21)%    (17.58)%    (14.84)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................  $   4,084   $   2,238   $     494
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.85)%     (0.90)%     (0.90)%
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %

                                                                             WRL
                                                                           GABELLI
                                                                        GLOBAL GROWTH
                                                                         SUBACCOUNT
                                                              ---------------------------------
                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                2002        2001       2000(1)
                                                              ---------   ---------   ---------
Accumulation unit value, beginning of year..................  $    8.08   $    9.07   $   10.00
                                                              ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................      (0.04)      (0.06)      (0.03)
    Net realized and unrealized gain (loss) on investment...      (1.34)      (0.93)      (0.90)
                                                              ---------   ---------   ---------
      Net income (loss) from operations.....................      (1.38)      (0.99)      (0.93)
                                                              ---------   ---------   ---------
Accumulation unit value, end of year........................  $    6.70   $    8.08   $    9.07
                                                              =========   =========   =========
Total return................................................   (17.05)%    (10.92)%     (9.27)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................  $  10,852   $   7,590   $     971
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.49)%     (0.75)%     (0.90)%
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                         WRL                         WRL                WRL
                                                        LKCM                     CONSERVATIVE         MODERATE
                                                   CAPITAL GROWTH              ASSET ALLOCATION   ASSET ALLOCATION
                                                     SUBACCOUNT                   SUBACCOUNT         SUBACCOUNT
                                         -----------------------------------   ----------------   ----------------
                                                    DECEMBER 31,                 DECEMBER 31,       DECEMBER 31,
                                         -----------------------------------   ----------------   ----------------
                                               2002             2001(1)            2002(1)            2002(1)
                                         ----------------   ----------------   ----------------   ----------------
Accumulation unit value, beginning of
  year.................................  $           6.43   $          10.00   $          10.00   $          10.00
                                         ----------------   ----------------   ----------------   ----------------
  Income from operations:
    Net investment income (loss).......             (0.04)              0.00              (0.05)             (0.05)
    Net realized and unrealized gain
      (loss) on investment.............             (3.53)             (3.57)             (0.91)             (1.19)
                                         ----------------   ----------------   ----------------   ----------------
      Net income (loss) from
        operations.....................             (3.57)             (3.57)             (0.96)             (1.24)
                                         ----------------   ----------------   ----------------   ----------------
Accumulation unit value, end of year...  $           2.86   $           6.43   $           9.04   $           8.76
                                         ================   ================   ================   ================
Total return                                     (55.53)%   (35.70)%........            (9.65)%           (12.43)%
Ratios and supplemental data:
  Net assets at end of period (in
    thousands).........................  $            775   $          1,157   $          4,376   $         10,778
  Ratio of net investment income (loss)
    to average net assets..............           (0.90)%            (0.07)%            (0.90)%            (0.90)%
  Ratio of expenses to average net
    assets.............................            0.90 %             0.90 %             0.90 %             0.90 %

                                               WRL
                                            MODERATELY
                                            AGGRESSIVE
                                         ASSET ALLOCATION
                                            SUBACCOUNT
                                         ----------------
                                           DECEMBER 31,
                                         ----------------
                                             2002(1)
                                         ----------------
Accumulation unit value, beginning of
  year.................................  $          10.00
                                         ----------------
  Income from operations:
    Net investment income (loss).......             (0.05)
    Net realized and unrealized gain
      (loss) on investment.............             (1.48)
                                         ----------------
      Net income (loss) from
        operations.....................             (1.53)
                                         ----------------
Accumulation unit value, end of year...  $           8.47
                                         ================
Total return                                     (15.31)%
Ratios and supplemental data:
  Net assets at end of period (in
    thousands).........................  $         15,054
  Ratio of net investment income (loss)
    to average net assets..............           (0.90)%
  Ratio of expenses to average net
    assets.............................            0.90 %

                                                                                                        WRL
                                               WRL                WRL                               TRANSAMERICA
                                            AGGRESSIVE           PIMCO              JANUS           CONVERTIBLE
                                         ASSET ALLOCATION     TOTAL RETURN         BALANCED          SECURITIES
                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                         ----------------   ----------------   ----------------   ----------------
                                           DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                         ----------------   ----------------   ----------------   ----------------
                                             2002(1)            2002(1)            2002(1)            2002(1)
                                         ----------------   ----------------   ----------------   ----------------
Accumulation unit value, beginning of
  year.................................  $          10.00   $          10.00   $          10.00   $          10.00
                                         ----------------   ----------------   ----------------
  Income from operations:
    Net investment income (loss).......             (0.05)             (0.06)             (0.05)             (0.05)
    Net realized and unrealized gain
      (loss) on investment.............             (1.83)              0.62              (0.52)             (0.69)
                                         ----------------   ----------------   ----------------
      Net income (loss) from
        operations.....................             (1.88)              0.56              (0.57)             (0.74)
                                         ----------------   ----------------   ----------------
Accumulation unit value, end of year...  $           8.12   $          10.56   $           9.43   $           9.26
                                         ================   ================   ================
Total return...........................          (18.79)%             5.56 %            (5.67)%            (7.36)%
Ratios and supplemental data:
  Net assets at end of period (in
    thousands).........................  $          6,751   $          7,376   $          2,319   $            311
  Ratio of net investment income (loss)
    to average net assets..............           (0.90)%            (0.90)%            (0.90)%            (0.90)%
  Ratio of expenses to average net
    assets.............................            0.90 %             0.90 %             0.90 %             0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                                    WRL            WRL
                                                                    WRL        TRANSAMERICA      CAPITAL
                                                               TRANSAMERICA       GROWTH         GUARDIAN
                                                                  EQUITY       OPPORTUNITIES      VALUE
                                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                               -------------   -------------   ------------
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                               -------------   -------------   ------------
                                                                  2002(1)         2002(1)        2002(1)
                                                               -------------   -------------   ------------
Accumulation unit value, beginning of year..................   $       10.00   $       10.00   $      10.00
                                                               -------------   -------------   ------------
  Income from operations:
    Net investment income (loss)............................           (0.05)          (0.04)          0.39
    Net realized and unrealized gain (loss)
      on investment.........................................           (1.42)          (2.04)         (2.48)
                                                               -------------   -------------   ------------
      Net income (loss) from operations.....................           (1.47)          (2.08)         (2.09)
                                                               -------------   -------------   ------------
Accumulation unit value, end of year........................   $        8.53   $        7.92   $       7.91
                                                               =============   =============   ============
Total return................................................        (14.69)%        (20.84)%       (20.90)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $       2,781   $         552   $        181
  Ratio of net investment income (loss) to
    average net assets......................................         (0.90)%         (0.90)%         7.69 %
  Ratio of expenses to average net assets...................          0.90 %          0.90 %         0.90 %

                                                                     WRL              WRL            WRL
                                                                TRANSAMERICA      J.P. MORGAN      CAPITAL
                                                               U.S. GOVERNMENT     ENHANCED        GUARDIAN
                                                                 SECURITIES          INDEX       U.S. EQUITY
                                                                 SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                               ---------------   -------------   ------------
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                               ---------------   -------------   ------------
                                                                   2002(1)          2002(1)        2002(1)
                                                               ---------------   -------------   ------------
Accumulation unit value, beginning of year..................   $         10.00   $       10.00   $      10.00
                                                               ---------------   -------------   ------------
  Income from operations:
    Net investment income (loss)............................              0.00           (0.02)         (0.01)
    Net realized and unrealized gain (loss) on investment...              0.47           (1.87)         (1.95)
                                                               ---------------   -------------   ------------
      Net income (loss) from operations.....................              0.47           (1.89)         (1.96)
                                                               ---------------   -------------   ------------
Accumulation unit value, end of year........................   $         10.47   $        8.11   $       8.04
                                                               ===============   =============   ============
Total return................................................            4.65 %        (18.85)%       (19.63)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $           221   $          50   $        144
  Ratio of net investment income (loss) to average net
    assets..................................................            0.07 %         (0.32)%        (0.15)%
  Ratio of expenses to average net assets...................            0.90 %          0.90 %         0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                      FIDELITY VIP                          FIDELITY VIP
                                                  GROWTH OPPORTUNITIES                      CONTRAFUND(R)
                                                       SUBACCOUNT                            SUBACCOUNT
                                          ------------------------------------   -----------------------------------
                                                      DECEMBER 31,                          DECEMBER 31,
                                          ------------------------------------   -----------------------------------
                                             2002         2001       2000(1)        2002         2001       2000(1)
                                          ----------   ----------   ----------   ----------   ----------   ---------
Accumulation unit value, beginning of
  year.................................   $     7.25   $     8.56   $    10.00   $     8.14   $     9.38   $   10.00
                                          ----------   ----------   ----------   ----------   ----------   ---------
  Income from operations:
    Net investment income (loss).......        (0.01)       (0.05)       (0.06)       (0.03)       (0.04)      (0.06)
    Net realized and unrealized gain
      (loss) on investment.............        (1.64)       (1.26)       (1.38)       (0.82)       (1.20)      (0.56)
                                          ----------   ----------   ----------   ----------   ----------   ---------
      Net income (loss) from
         operations....................        (1.65)       (1.31)       (1.44)       (0.85)       (1.24)      (0.62)
                                          ----------   ----------   ----------   ----------   ----------   ---------
Accumulation unit value, end of year...   $     5.60   $     7.25   $     8.56   $     7.29   $     8.14   $    9.38
                                          ==========   ==========   ==========   ==========   ==========   =========
Total return...........................     (22.70)%     (15.40)%     (14.36)%     (10.41)%     (13.25)%     (6.16)%
Ratios and supplemental data:
  Net assets at end of period (in
    thousands).........................   $    1,845   $    1,397   $      562   $    6,552   $    3,335   $   1,030
  Ratio of net investment income (loss)
    to average net assets..............      (0.17)%      (0.65)%      (0.90)%      (0.43)%      (0.45)%     (0.90)%
  Ratio of expenses to average net
    assets.............................       0.90 %       0.90 %       0.90 %       0.90 %       0.90 %      0.90 %

                                                      FIDELITY VIP
                                                      EQUITY-INCOME
                                                       SUBACCOUNT
                                           -----------------------------------
                                                      DECEMBER 31,
                                           -----------------------------------
                                              2002         2001       2000(1)
                                           ----------   ----------   ---------
Accumulation unit value, beginning of
  year..................................   $    10.32   $    10.99   $   10.00
                                           ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)........         0.04        (0.04)      (0.06)
    Net realized and unrealized gain
      (loss) on investment..............        (1.88)       (0.63)       1.05
                                           ----------   ----------   ---------
      Net income (loss) from
         operations.....................        (1.84)       (0.67)       0.99
                                           ----------   ----------   ---------
Accumulation unit value, end of year....   $     8.48   $    10.32   $   10.99
                                           ==========   ==========   =========
Total return............................     (17.89)%      (6.07)%      9.91 %
Ratios and supplemental data:
  Net assets at end of period (in
    thousands)..........................   $    6,167   $    4,161   $     307
  Ratio of net investment income (loss)
    to average net assets...............       0.46 %      (0.35)%     (0.90)%
  Ratio of expenses to average net
    assets..............................       0.90 %       0.90 %      0.90 %

Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Life Account and excludes expenses incurred directly by the underlying funds.

                           PART C - OTHER INFORMATION

Item 27.          Exhibits
                  (a) Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
                  (b)      Not Applicable
                  (c)      Distribution of Policies
                           (i)      Master Service and Distribution Compliance
                                    Agreement (2)
                           (ii)     Amendment to Master Service and Distribution
                                    Compliance Agreement (3)
                           (iii)    Form of Broker/Dealer Supervisory and
                                    Service Agreement (3)
                           (iv)     Principal Underwriting Agreement (3)
                           (v)      First Amendment to Principal Underwriting
                                    Agreement (3)
                  (d)      (i)      Specimen Flexible Premium Variable Life
                                    Insurance Policy (4)
                           (ii)     Joint Insured Term Rider (4)
                           (iii)    Individual Insured Rider (4)
                           (iv)     Wealth Protector Rider (4)
                           (v)      Terminal Illness Accelerated Death Benefit
                                    Rider (1)
                           (vi)     Endorsement (EL101) (3)
                           (vii)    Adjustable Term Insurance Rider (6)
                           (viii)   Death Benefit Extension Rider (8)
                  (e)      Application for Flexible Premium Life Insurance
                           Policy (1)
                  (f)      (i)      Second Amended Articles of Incorporation of
                                    Western Reserve (2)
                           (ii)     Certificate of First Amendment to the Second
                                    Amended Articles of Incorporation of Western
                                    Reserve (11)
                           (iii)    Amended Code of Regulations (By-Laws) of
                                    Western Reserve (2)
                  (g)      Reinsurance Contracts
                           (i)      Reinsurance Treaty dated September 30, 2000
                                    and Amendments Thereto (14)
                           (ii)     Reinsurance Treaty dated July 1, 2002 and
                                    Amendments Thereto (14)
                  (h)      (i)      Investment Advisory Agreement with the Fund
                                    (7)
                           (ii)     Sub-Advisory Agreement (7)
                           (iii)    Participation Agreement Among Variable
                                    Insurance Products Fund, Fidelity
                                    Distributors Corporation and Western Reserve
                                    Life Assurance Co. of Ohio dated June 14,
                                    1999 (8)
                           (iv)     Amendment No. 1 dated March 15, 2000 to
                                    Participation Agreement -Variable Insurance
                                    Products Fund (9)
                           (v)      Second Amendment dated April 12, 2001 to
                                    Participation Agreement - Variable Insurance
                                    Products Fund (10)
                           (vi)     Participation Agreement Among Variable
                                    Insurance Products Fund II, Fidelity
                                    Distributors Corporation and Western Reserve
                                    Life Assurance Co. of Ohio dated June 14,
                                    1999 (8)
                           (vii)    Amendment No. 1 dated March 15, 2000 to
                                    Participation Agreement -Variable Insurance
                                    Products Fund II (9)
                           (viii)   Second Amendment dated April 12, 2001 to
                                    Participation Agreement - Variable Insurance
                                    Products Fund II (10)
                           (ix)     Participation Agreement Among Variable
                                    Insurance Products Fund III, Fidelity
                                    Distributors Corporation and Western Reserve
                                    Life Assurance Co. of Ohio dated June 14,
                                    1999 (8)
                           (x)      Amendment No. 1 dated March 15, 2000 to
                                    Participation Agreement - Variable Insurance
                                    Products Fund III (9)
                           (xi)     Second Amendment dated April 12, 2001 to
                                    Participation Agreement - Variable Insurance
                                    Products Fund III (10)
                  (i)      Not Applicable
                  (j)      Not Applicable
                  (k) Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality of Securities Being Registered (15)
                  (l) Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered (15)
                  (m)      Not Applicable

                  (n)      Other Opinions:
                           (i) Written Consent of Sutherland Asbill & Brennan LLP (15)
                           (ii)     Written Consent of Ernst & Young LLP (15)
                  (o)      Not Applicable
                  (p)      Not Applicable
                  (q) Memorandum describing issuance, transfer and redemption procedures (11)
                  (r)      Powers of Attorney (12)(13)

-------------------------------------
(1) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form S-6 Registration Statement dated April 22, 1998 (File No. 33-69138) and is incorporated herein by reference.
(5) This exhibit was previously filed on Post-Effective Amendment No. 15 to Form S-6 Registration Statement dated November 1, 2000 (File No. 333-58322) and is incorporated herein by reference.
(6) This exhibit was previously filed on Post-Effective Amendment No. 15 to Form S-6 Registration Statement dated April 19, 2000 (File No. 33-69138) and is incorporated herein by reference.
(7) This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A Registration Statement dated April 28, 1997 (File No. 33-507) and is incorporated herein by reference.
(8) This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(9) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(10) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.
(11) This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(12) This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 Registration Statement dated February 19, 2002 (File No. 333-82705) and is incorporated herein by reference.
(13) This exhibit was previously filed on Post-Effective Amendment No. 17 to Form S-6 Registration Statement dated October 30, 2001 (File No. 33-69138) and is incorporated herein by reference.
(14) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(15)     To be filed by amendment.

Item 28.         Directors and Officers of the Depositor

             Name                     Principal Business Address          Position and Offices with Depositor
             ----                     --------------------------          -----------------------------------
        Michael W. Kirby                          (1)                   Chairman of the Board and Chief
                                                                        Executive Officer
        Jerome C. Vahl                            (1)                   Director and President
        Brenda K. Clancy                          (1)                   Director and Vice President
        Paul Reaburn                              (1)                   Director and Vice President
        Kevin Bachmann                            (2)                   Director and Vice President
        Alan M. Yaeger                            (2)                   Executive Vice President, Actuary and
                                                                        Chief Financial Officer
        William H. Geiger                         (2)                   Senior Vice President, Secretary,
                                                                        Corporate  Counsel and Group Vice
                                                                        President - Compliance
        Allan J. Hamilton                         (2)                   Vice President, Treasurer and Controller

--------------------
(1)      4333 Edgewood Road, N.E., Cedar Rapids, Iowa  52499-0001
(2)      570 Carillon Parkway, St. Petersburg, Florida 33716

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant
          ---------------------------------------------------------------------

VERENIGING AEGON - Netherlands Membership Association
AEGON N.V. (Netherlands) (32.47%)
  AEGON Nederland N.V. (Netherlands) (100%)
  AEGON Nevak Holding B.V. (Netherlands) (100%)
  AEGON Derivatives N.V. (Netherlands) (100%)
  Transamerica Corporation and subsidiaries (DE) (100%)
  AEGON DMS Holding B.V. (Netherlands) (100%)
     Canadian Premier Holdings Ltd (Canada) (100%)
         Canadian Premier Life Insurance Company (Canada) (100%)
         Legacy General Insurance Company (Canada) (100%)
     Cornerstone International Holdings Ltd (UK) (100%)
         Cornerstone International Marketing Ltd (UK) (100%)
         Stonebridge International Insurance Ltd (UK) (100%)
     Transamerica Direct Marketing Korea Ltd (Korea) (100%)
     Transamerica Direct Marketing Japan K.K. (Japan) (100%)
     Transamerica Direct Marketing Asia Pacific Pty Ltd (Australia) (100%)
         Transamerica Insurance Marketing Asis Pacific Pty Ltd (Australia) (100%)
         Transamerica Direct Marketing Australia Pty Ltd (Australia) (100%)
  AEGON INTERNATIONAL N.V. (Netherlands) (100%)
     The AEGON Trust - voting trust - (Advisory Board: - Donald J. Shepard, Joseph B. M. Streppel,
        Dennis Hersch) (DE) (100%)
        AEGON U.S. Holding Corporation (DE) (100%)
          CORPA Reinsurance Company (NY) (100%)
          AEGON Management Company (IN) (100%)
          Short Hills Management Company (NJ) (100%)
          AEGON U.S. Corporation (IA) (76.05%)
            Commonwealth General Corporation and subsidiaries (DE) (100%)
            AEGON USA, Inc. (IA) (100%)
             RCC North America LLC (DE) (100%)
             Transamerica Holding Company, L.L.C. (DE) (100%)
                Veterans Life Insurance Company (IL) (100%)
                     Peoples Benefit Services, Inc. (PA) (100%)
                     Veterans Life Insurance Agency, Inc. (MD) (100%)
             Transamerica Life Insurance Company (IA) (100%)
                     Professional Life & Annuity Insurance Company (AZ) (100%)
                     AEGON Financial Services Group, Inc. (MN) (100%)
                       AEGON Assignment Corporation of Kentucky (KY) (100%)
                       AEGON Assignment Corporation (IL) (100%)
                       Transamerica Financial Institutions, Inc. (MN) (100%)
             AEGON Funding Corp. (DE) (100%)
             AEGON USA Investment Management LLC (IA) (100%)
             First AUSA Life Insurance Company - insurance holding co.  (MD) (100%)
              AUSA Life Insurance Company, Inc. - insurance  (NY) (100%)
              United Financial Services, Inc. (MD) (100%)
              Monumental General Casualty Company (MD) (100%)
              Bankers Financial Life Insurance Company (AZ) (100%)
              The Whitestone Corporation (MD) (100%)
              Cadet Holding Corp. (IA) (100%)
              Monumental General Life Insurance Co. of Puerto Rico (PR) (51%)
              Iowa Fidelity Life Insurance Company (AZ) (100%)
              Southwest Equity Life Insurance Company (AZ) (100%)


               Life Investors Insurance Company of America - insurance (IA) (100%)
                  Life Investors Alliance LLC (DE) (100%)
               Western Reserve Life Assurance Co. of Ohio - insurance (OH) (100%)
                  WRL Insurance Agency, Inc. (CA) (100%)
                       WRL Insurance Agency of Alabama, Inc. (AL) (100%)
                       WRL Insurance Agency of Massachusetts, Inc. (MA) (100%)
                       WRL Insurance Agency of Nevada, Inc. (NV) (100%
                       WRL Insurance Agency of Wyoming, Inc. (WY) (100%)
                       WRL Insurance Agency of Texas (TX) (100%)
                  AEGON Equity Group, Inc. (FL) (100%)
                  AEGON/Transamerica Fund Services, Inc. - transfer agent (FL) (100%)
                  AEGON/Transamerica Fund Advisers, Inc. - investment adviser (FL) (77%)
                  World Financial Group Insurance Agency, Inc. (CA) (100%)
                      World Financial Group Insurance Agency of Alabama, Inc. (AL) (100%)
                      World Financial Group Insurance Agency of Hawaii, Inc. (HI) (100%)
                      World Financial Group Insurance Agency of Massachusetts, Inc. (MA) (100%)
                      World Financial Group Insurance Agency of Puerto Rico, Inc. (PR) (100%)
                      World Financial Group Insurance Agency of New Mexico (NM) (100%)
                      World Financial Group Insurance Agency of Wyoming, Inc. (WY) (100%)
                      WFG Property & Casualty Insurance Agency, Inc. (GA) (100%)
                           WFG Property & Casualty Insurance Agency of Alabama, Inc. (AL) (100%)
                           WFG Property & Casualty Insurance Agency of California, Inc. (CA) (100%)
                           WFG Property & Casualty Insurance Agency of Mississippi, Inc. (MS) (100%)
                           WFG Property & Casualty Insurance Agency of Nevada, Inc. (NV) (100%)
                           WFG Property & Casualty Insurance Agency of Wyoming, Inc. (WY) (100%)
                           WFG Property & Casualty Insurance Agency of Texas, Inc. (TX) (100%)
               AUSA Holding Company - holding company (MD) (100%)
                  AEGON USA Investment Management, Inc. - investment adviser (IA) (100%)
                  AEGON USA Securities, Inc. - broker-dealer (IA) (100%)
                  Transamerica Capital, Inc. (CA) (100%)
                  Universal Benefits Corporation - third party administrator (IA) (100%)
                  Investors Warranty of America, Inc. - provider of automobile extended maintenance contracts (IA) (100%)
                  Massachusetts Fidelity Trust Company - trust company (IA) (100%)
                  Roundit, Inc. (MD) (50%)
                  Long, Miller & Associates LLC (CA) (33-1/3%)
                  Diversified Investment Advisors, Inc. - investment adviser (DE) (100%)
                   Diversified Investors Securities Corp. - broker-dealer  (DE) (100%)
                   George Beram & Company, Inc. (MA) (100%)
                  Creditor Resources, Inc. - credit insurance  (MI) (100%)
                   Premier Solutions Group, Inc. (MD) (100%)
                   CRC Creditor Resources Canadian Dealer Network Inc. - insurance agency (Canada) 100%)
                  Money Services, Inc. - financial counseling for employees and agents of affiliated companies (DE) (100%)
                   ORBA Insurance Services, Inc. (CA) (40.15%)
                   ADB Corporation LLC (DE) (100%)
                   AEGON USA Travel and Conference Services LLC - travel services (IA) (100%)
                   Great Companies, L.L.C. (IA) (30%)
                  Zahorik Company, Inc. - broker-dealer  (CA) (100%)
                   ZCI, Inc. (AL) (100%)
                   Zahorik Texas, Inc. (TX) (100%)
                  Monumental General Insurance Group, Inc. - holding company  (MD) (100%)
                   Monumental General Mass Marketing, Inc. - marketing (MD) (100%)
                   Trip Mate Insurance Agency, Inc. (KS) (100%)
                   Monumental General Administrators, Inc. (MD) (100%)
                          National Association Management and Consultant Services, Inc. (MD) (100%)
                  AEGON Asset Management Services, Inc. (DE) (100%)
                   World Group Securities, Inc. (DE) (100%)
                   World Financial Group, Inc. (DE) (100%)
                  InterSecurities, Inc. - broker-dealer  (DE) (100%)

                  World Financial Group Insurance Agency of Ohio, Inc. (OH) (100%)
                AEGON/Transamerica Fund Advisers, Inc. - investment adviser (FL) (23%)
                AEGON USA Realty Advisors Inc. - real estate investment services  (IA) (100%)
                   RCC Properties Limited Partnership (IA) (100%)
                   QSC Holding, Inc. (DE) (100%)
                   Realty Information Systems, Inc. - information systems for real estate investment management  (IA) (100%)
                   AEGON USA Real Estate Services, Inc. (DE) (100%)
                   Real Estate Alternatives Portfolio 1 LLC (DE) (100%)

Item 30.      Indemnification

              Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                         Ohio General Corporation Law

        SECTION 1701.13  AUTHORITY OF CORPORATION.

        (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                  (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions
(E)(1) and (2) of this section. Such determination shall be made as follows:

                  (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (b)      If the quorum described in division (E)(4)(a) of this
section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                  (c)      By the shareholders;

                  (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

        Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                  (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                  (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

                  (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

        EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

                    Indemnification of Directors and Officers

        Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              Rule 484 Undertaking

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.         Principal Underwriter

                  (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, and Separate Account VA P of Transamerica Life Insurance Company; the Separate Account VA BNY, Separate Account C, AUSA Series Life Account, AUSA Series Annuity Account and AUSA Series Annuity Account B of AUSA Life Insurance Company, Inc.; the Separate Account I and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; Separate Account VA-2LNY of Transamerica Life Insurance Company of New York; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

                  (b)    Directors and Officers of AFSG



                                      PRINCIPAL
    NAME                              BUSINESS ADDRESS       POSITION AND OFFICES WITH UNDERWRITER
    ----                              ----------------       -------------------------------------
    Larry N. Norman                   (1)                    Director and President

    Anne M. Spaes                     (1)                    Director and Vice President

    Lisa A. Wachendorf                (1)                    Director, Vice President and Chief Compliance
                                                             Officer

    John K. Carter                    (2)                    Vice President

    William G. Cummings               (2)                    Vice President

    Thomas R. Moriarty                (2)                    Vice President

    Christopher G. Roetzer            (2)                    Vice President

    Michael V. Williams               (2)                    Vice President

    Frank A. Camp                     (1)                    Secretary

    Priscilla I. Hechler              (2)                    Assistant Vice President and Assistant Secretary

    Thomas E. Pierpan                 (2)                    Assistant Vice President and Assistant Secretary

    Darin D. Smith                    (1)                    Vice President and Assistant Secretary

    Teresa L. Stolba                  (1)                    Assistant Compliance Officer

    Emily Bates                       (3)                    Assistant Treasurer

    Clifton W. Flenniken              (4)                    Assistant Treasurer


-------------
(1)      4333 Edgewood Road, N.E., Cedar Rapids, IA  52499-0001
(2)      570 Carillon Parkway, St. Petersburg, FL  33716-1202
(3)      400 West Market Street, Louisville, Kentucky 40202
(4)      1111 North Charles Street, Baltimore, Maryland 21201

               (c)    Compensation to Principal Underwriter

----------------------------------- ---------------------- -------------------- -------------------- ------------------
                                     NET UNDERWRITING
 NAME OF PRINCIPAL UNDERWRITER         DISCOUNTS AND        COMPENSATION ON         BROKERAGE
                                        COMMISSIONS           REDEMPTION           COMMISSIONS         COMMISSIONS
----------------------------------- ---------------------- -------------------- -------------------- ------------------
AFSG Securities Corporation                  0                     0              $            (1)           0
                                             0                     0              $ 56,595,212 (2)           0
                                             0                     0              $113,821,344 (3)           0

(1)      fiscal year 2002
(2)      fiscal year 2001
(3)      fiscal year 2000

Item 32.       Location of Accounts and Records

               All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Item 33.       Management Services

               Not Applicable

Item 34.       Undertakings

               Western Reserve hereby represents that the fees and charges deducted under the WRL Freedom Wealth Protector Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

               Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

               Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

               Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 7th day of February, 2003.

                                      WRL SERIES LIFE ACCOUNT
                                      (Registrant)

                                      By: /s/ Michael W. Kirby */
                                          -----------------------------------
                                          Michael W. Kirby, Chairman of the
                                          Board and Chief Executive Officer
                                          of Western Reserve Life Assurance Co.
                                          of Ohio

                                      WESTERN RESERVE LIFE ASSURANCE
                                      CO. OF OHIO
                                      (Depositor)


                                      By: /s/ Michael W. Kirby */
                                          ------------------------------------
                                          Michael W. Kirby, Chairman of the
                                          Board and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                Title                                    Date
---------                                -----                                    ----

/s/ Michael W. Kirby                     Chairman of the Board                    February 7, 2003
------------------------------------     and Chief Executive Officer
Michael W. Kirby */


/s/ Jerome C. Vahl                       Director and President                   February 7, 2003
------------------------------------
Jerome C. Vahl */


 /s/ Brenda K. Clancy                    Director and Vice President              February 7, 2003
------------------------------------
Brenda K. Clancy */


/s/ Paul Reaburn                         Director and Vice President              February 7, 2003
------------------------------------
Paul Reaburn */


/s/ Kevin Bachmann                       Director and Vice President              February 7, 2003
------------------------------------
Kevin Bachmann


/s/ Allan J. Hamilton                    Vice President, Treasurer                February 7, 2003
------------------------------------     and Controller
Allan J. Hamilton


/s/ Alan M. Yaeger                       Executive Vice President,                February 7, 2003
------------------------------------     Actuary and Chief Financial
Alan M. Yaeger                           Officer


*/  /s/ Priscilla I. Hechler
------------------------------------
Signed by Priscilla I. Hechler
As Attorney in Fact